Evergreen

DOMESTIC GROWTH FUNDS I

Semiannual Report
as of March 31, 2002

Evergreen Investments℠
MUTUAL FUNDS

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With approximately $218 billion* in assets under management for more than 4 million individual investors, we have a 70-year track record of successful investing. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2002

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:	NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2002.

Evergreen Funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

Letter to Shareholders
May 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer
Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen Domestic Growth Funds I, which covers the six-month period ended March 31, 2002.

The six-month period ended March 31, 2002, was once again characterized by a tremendous amount of volatility. The market rebounded strongly in the fourth quarter of 2001 from the extremely oversold levels experienced after the September 11 terrorist attacks. The technology sector outperformed and led this strong advance. Early in the first quarter of 2002, however, the markets refocused on the major issues at hand, including poor earnings and accounting issues, and performance suffered. Once again, technology led, but this time with underperformance.

Interestingly, the two best sectors in the period were consumer staples, a traditionally defensive and stable group, and materials, the most cyclical group. We believe that this was a result of investors looking for the safety typically found in such groups as food and household products, as well as the opportunities found in undervalued stocks such as papers and chemicals.

We believe we have seen the worst of stock market performance, economic activity and corporate earnings pressures. While we are less certain regarding the level of strength in each of these going forward, we feel confident that we may be in an up-trend, creating a more positive investment environment where patient investors may be rewarded.

Diversification remains important

An environment like the past 12 months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives. Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds, including our quarterly online shareholder newsletter, Evergreen Events.

Thank you for your continuing support of Evergreen Investments.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investments

Dennis H. Ferro
Chief Investment Officer
Evergreen Investments

EVERGREEN
Aggressive Growth Fund
Fund at a Glance as of March 31, 2002

“We will continue to focus on consistent, stable growth companies, such as those in the healthcare sector, as well as those technology companies whose operations generate significant recurring revenues and earnings. In addition, we will look for companies that have an edge, such as a new product or distribution channel, that will enable them to produce dynamic growth.”
Portfolio Management

Maureen E. Cullinane, CFA
Tenure: April 1999

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/15/1983	Class A	Class B	Class C	Class I

Class Inception Date	4/15/1983	7/7/1995	8/3/1995	7/11/1995

6 months with sales charge	4.64%	5.61%	8.66%	N/A

6 months w/o sales charge	11.05%	10.61%	10.66%	11.23%

Average Annual Returns*

1 year with sales charge	-6.98%	-6.86%	-3.99%	N/A

1 year w/o sales charge	-1.28%	-1.95%	-2.03%	-0.98%

5 years	8.32%	8.63%	8.83%	9.97%

10 years	10.33%	10.46%	10.44%	11.20%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund Class A shares,2 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would be lower while returns for Class I would be higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Aggressive Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 11.05% for the six-month period ended March 31, 2002, excluding applicable sales charges. During the same period, the Russell 1000 Growth Index returned 12.16%, and the median return of funds in the multi-cap growth category was 13.57%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$236,932,654

Number of Holdings	82

Beta	1.24

P/E Ratio	26.7x

What factors affected the fund’s performance?

The past six months have been a volatile period, as we experienced a transition from an economic slowdown to an economic recovery. When the period began, the economy was still in recession. The terrorist attacks of September 11 generated additional cutbacks in economic activity, and the equity markets declined sharply. Later in the fourth quarter of 2001, the markets rallied, particularly in technology stocks. In the first quarter of 2002, an economic recovery appeared to be underway. While that was welcome news, it did raise concerns among investors about the potential for higher interest rates and increasing inflation over the course of the year.

As the economic slowdown was shallow to begin with, we believe the recovery will be equally shallow. The consumer sector held up very well throughout the slowdown and spending was never really curtailed. As a result, there is little pent-up demand to drive the economy going forward. We believe the sustainability of the recovery will be largely dependent upon capital spending. Although we have seen an increase in inventory build-up, that has largely been to replace levels that were depleted during 2001. We anticipate that the economy will experience moderate growth for the rest of the year and that investor sentiment will remain volatile.

What were the primary strategies you pursued in this environment?

We continue to focus on the dominant, long-term themes we have been pursuing for some time -- healthcare and technology -- following the trends of the aging of America and the need for greater productivity.

Technology contributed to the performance of the fund during the fourth quarter of 2001, but its contribution in the first quarter of 2002 was spotty. Technology companies may continue to be challenged by cutbacks in corporate spending for software and computers, and the valuation of technology stocks may continue to be questioned. For the greater part of the reporting period, NVIDIA was the largest holding in the fund and the largest contributor to the fund’s performance with a gain of 60% over the last six months. NVIDIA produces a graphic chip that drives the Xbox, a new video software game system introduced by Microsoft in November 2001. THQ Inc., a developer of interactive entertainment software for the leading makers of home video game systems such as Sony’s PlayStation and Nintendo GameCube, was another strong contributor to performance, along with ATI Technologies, L-3 Communications and Intel.

It was difficult to find attractive opportunities in the healthcare sector during the six-month period. The sector, in general, was weak, and the fund’s stock selection was poor, with a decline of approximately 7.5%. Once the economy started to improve at the end of 2001, investors sold the stable, consistent growth companies that are typical in this sector. The companies that did

EVERGREEN
Aggressive Growth Fund
Portfolio Manager Interview

perform well tended to be those that were reasonably priced.

One company that contributed positively to performance was IDEC Pharmaceuticals Corporation, a biopharmaceutical company that produces targeted therapies for the treatment of cancer, autoimmune and inflammatory diseases. Its cancer drug, Retuxin, has been very successful. Pharmacia, a developer and manufacturer of prescription pharmaceuticals, and Gilead Sciences, a biopharmaceutical company producing proprietary therapeutics for viral diseases, were also good performers. Generic drug manufacturers and specialty pharmaceutical companies, such as Mylan Laboratories, King Pharmaceuticals and ILEX Oncology, were poor performers during the period.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Consumer Discretionary	24.5%

Information Technology	23.2%

Health Care	18.0%

Industrials	13.0%

Energy	7.3%

Did you pursue strategies other than healthcare and technology?

We pursued secondary strategies such as energy and consumer cyclicals. In the energy sector, oil services and natural gas companies were attractive because as energy prices rose, companies increased their oil exploration and drilling activities. The energy sector was the strongest performer over the past six months, appreciating almost 40%, propelled by Nabors Industries and Weatherford International, providers of equipment and services for drilling of oil and natural gas wells.

The consumer discretionary sector was a relatively large focus, approximately 25% of the fund’s holdings. After September 11, the market believed that consumers would hunker down and stay home, but the reverse proved true. Many Americans ventured out, needing to demonstrate their patriotism and seeking the company of others. As a result, both retail and restaurant stocks did well. One consumer company in the portfolio that did well was Harley-Davidson, the only American manufacturer of motorcycles. Demand for their heavyweight touring, custom and performance machines remained strong, and the company has increased production capacity to keep pace with robust global demand.

As the year progresses, we anticipate reducing our exposure to the consumer sectors in favor of the more economically-sensitive sectors of the market, namely the industrial and material sectors, which currently represent 18% of the fund’s net assets.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

Harley-Davidson, Inc.	2.9%

Pharmacia Corp.	2.5%

IVAX Corp.	2.4%

Cisco Systems, Inc.	2.4%

L-3 Communications Holdings, Inc.	2.0%

Scholastic Corp.	1.9%

Electronic Arts, Inc.	1.8%

Argosy Gaming Corp.	1.8%

Coinstar, Inc.	1.8%

Texas Instruments, Inc.	1.8%

What is your outlook?

We believe the economy and corporate earnings will improve over the course of the year, but the recovery is likely to be choppy. Investor sentiment will remain volatile too, as signs of an improving economy will give rise to concerns about

EVERGREEN
Aggressive Growth Fund
Portfolio Manager Interview

accelerating inflation, higher interest rates and Fed tightening. The key to the market’s recovery will be earnings growth. We believe investors will take a “barbell” approach to the market -- favoring stable growth companies and those companies that will participate in an economic rebound.

We will continue to focus on consistent, stable growth companies, such as those in the healthcare sector, as well as those technology companies whose operations generate significant recurring revenues and earnings. In addition, we will look for companies that have an edge, such as a new product or distribution channel, that will enable them to produce dynamic growth. For the most part, we think success in this environment will require a stock-by-stock selection process, and we have confidence in our strong investment discipline that allows us to focus on what we believe to be the best companies for the portfolio.

EVERGREEN
Capital Growth Fund
Fund at a Glance as of March 31, 2002

“We look ahead to the remaining months of 2002 with cautious optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace. We believe that the portfolio is favorably positioned to benefit from the expected recovery.”

Portfolio Management

Pilgrim Baxter Team
Tenure: April 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/29/1992	Class A	Class B	Class C	Class I

Class Inception Date	4/29/1992	10/25/1999	4/29/1992	11/19/1997

6 months with sales charge	-0.39%	0.31%	3.28%	N/A

6 months w/o sales charge	5.69%	5.31%	5.28%	5.85%

Average Annual Returns*

1 year with sales charge	-11.07%	-11.05%	-8.24%	N/A

1 year w/o sales charge	-5.65%	-6.37%	-6.37%	-5.39%

5 years	10.10%	10.76%	10.55%	11.67%

Since Portfolio Inception	11.20%	11.68%	11.05%	12.00%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Capital Growth Fund Class A shares,2 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Standard and Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 Value and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1Source: 2002 Morningstar, Inc.

2Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, the original class offered along with Class C. The historical returns for Classes B and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Class B would be lower and returns for Class I would be higher. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Capital Growth Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended March 31, 2002, the fund’s Class A shares had a total return of 5.69%, excluding applicable sales charges. During the same period, the benchmark Russell 1000 Value Index (Russell 1000 Value) had a return of 11.77% and the S&P 500 Index (S&P 500) had a return of 10.97%. The median return of large company value funds was 10.20%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$718,240,561

Number of Holdings	39

Beta	0.78

P/E Ratio	22.8x

What was the market environment like during the period?

The six-month period ended March 31, 2002, finished favorably for stocks, although this was not constant during the period. Equity markets experienced bouts of volatility, surging higher and then sinking lower in response to the latest economic and political news. On the heels of the terrorist attacks, equity markets showed resilience and rebounded strongly in the final three months of 2001. For most of the fourth quarter, stocks shook off news of slumping corporate earnings, which helped revive investor confidence. The Federal Reserve Board continued their efforts to boost the struggling economy with three more interest rate reductions in the final quarter of 2001.

After a strong start to 2002, stocks faltered during much of the first quarter amid lingering worries over corporate accounting practices and the strength of corporate profits, particularly in January and February. Major averages regained some of their footing in March to end the period mixed. The Federal Open Market Committee shifted its outlook on the U.S. economy to neutral and left rates unchanged at its March 19 policy meeting, indicating that the risks to the economy were now more balanced between strength and weakness.

Throughout the six-month period, manufacturing activity continued to post positive results, an indication that the economy may indeed be on the road to recovery. Additionally, modest mortgage rates, mild weather and improving attitudes about the economy all helped sustain the housing market’s momentum. Consumer confidence was generally strong, inflationary pressures continued to be modest and retail sales numbers inched up.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Health Care	18.2%

Financials	15.9%

Consumer Discretionary	13.0%

Information Technology	12.2%

Industrials	10.2%

What strategies did you pursue?

We continued to adhere to our disciplined investment process, employing a “bottom up” strategy. Specifically, we selected only those companies that fit our investment criteria, rather than simply buying stocks based on general industry, economic or market trends.

We tried to avoid making large sector bets, while maintaining weightings comparable to those of the benchmark Russell 1000 Value. As always, we focused on companies with strong business fundamentals, primarily targeting companies with market capitalizations of over $10 billion. Furthermore, we sought stocks with reasonable valuations that we believed were positioned to outperform their industry averages in the long term.

EVERGREEN
Capital Growth Fund
Portfolio Manager Interview

What factors affected performance?

Similar to the stock market’s performance, technology holdings within the fund generally fared well during the fourth quarter 2001, but suffered slightly in the first quarter of 2002. Based on the encouraging outlook for the economy, we increased our exposure to industrial holdings. We maintained a higher exposure to the technology and industrial sectors and a lower exposure to the consumer discretionary sector, relative to the S&P 500. This strategy included selling some of our defensive names and adding more economically sensitive positions, particularly in the technology and industrial sectors. Since these areas led the downturn, inventories have been reduced and are now more aligned with demand.

Our holdings in the utilities and aerospace/defense sectors were two bright spots during the quarter, as these stocks benefited from increased certainty regarding their earnings outlooks. In particular, we were rewarded by the performance of Raytheon and General Dynamics.

In the second half of the period, large positions in the healthcare and telecommunications sectors detracted from results. These types of stocks suffered from worse than expected fundamentals. In particular, one stock that hindered performance was BellSouth. In addition, our selections in the consumer staples, financials and consumer discretionary sectors hurt performance, since the markets continued to favor deep-valued stocks.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

Aetna, Inc.	4.3%

Merck & Co., Inc.	4.1%

Bristol-Myers Squibb Co.	3.9%

Pharmacia Corp.	3.8%

Safeway, Inc.	3.3%

McDonald’s Corp.	3.2%

Phillips Petroleum Co.	3.2%

Kroger Co.	3.2%

Royal Dutch Petroleum Co.	3.2%

PNC Financial Services Group	3.0%

What is your outlook?

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and exhibited resilience despite the war in Afghanistan and the crisis in the Middle East. We are further encouraged by the decline in reports citing economic deterioration and the increased news citing improving conditions.

Although consumer activity seems to be strong, it remains uncertain when business spending will resume. Going forward, we believe there must be an increase in business spending, continued consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. We think that companies will likely resume spending before consumers, who still have high debt levels that may curb consumer purchasing habits in 2002. Furthermore, since demand for autos and housing increased due to favorable interest rates, those who intended to make these major purchases have already done so, leading us to believe that the demand for these types of sectors may suffer in the year ahead.

Looking ahead, tensions in the Middle East and lingering job market softness may continue to impact the market; however, we believe growing economic recovery can offer attractive investment opportunities. We believe that valuations for “defensive” companies and for those that benefit from an improving economy are about equal based on historical trends. Accordingly, we have portfolio exposure balanced by sector and industry. We look ahead to the remaining months of 2002 with cautious optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace. We believe that the portfolio is favorably positioned to benefit from the expected recovery.

EVERGREEN
Evergreen Fund
Fund at a Glance as of March 31, 2002

“The fund will continue to adhere to a disciplined investment process and focus on the broad themes of the aging of America and productivity within the growth portfolio. In line with that strategy, we will continue to apply individual stock selection to seek out consistent, stable growth companies, primarily in the technology and healthcare sectors.”
Portfolio Management

Maureen E. Cullinane, CFA	Timothy E. O’Grady
Tenure: November 2001	Tenure: November 2001

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/15/1971	Class A	Class B	Class C	Class I

Class Inception Date	1/3/1995	1/3/1995	1/3/1995	10/15/1971

6 months with sales charge	1.35%	2.02%	5.14%	N/A

6 months w/o sales charge	7.49%	7.02%	7.14%	7.69%

Average Annual Returns*

1 year with sales charge	-9.94%	-9.89%	-6.97%	N/A

1 year w/o sales charge	-4.44%	-5.15%	-5.07%	-4.20%

5 years	1.03%	1.27%	1.53%	2.55%

10 years	6.74%	6.83%	6.83%	7.61%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Fund Class A shares,2 versus a similar investment in the Russell 1000 Index (Russell 1000), Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 and S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect for all classes, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 7.49% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index returned 10.97% and the median return of funds in the large cap core category was 10.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$868,744,162

Number of Holdings	113

Beta	0.92

P/E Ratio	24.1x

What changes were made to the portfolio?

In November, Maureen Cullinane, lead manager for the Large Cap Core Growth Team, and Timothy O’Grady, lead manager for the Large Cap Value Team, assumed management of the fund. While the fund remains a “core” fund, emphasizing both growth and value-oriented securities, it was divided evenly into a growth component and a value component in order to take advantage of the expertise of two of our top managers and their teams. Maureen Cullinane and her team will manage the growth component and Timothy O’Grady along with his team will handle the value component. We believe this strategic repositioning will increase the fund’s flexibility and allow it to pursue top performing securities in either investment style.

What was the market environment like during the period?

The markets exhibited sharply different characteristics as we transitioned from a period of economic slowdown to one of economic recovery. The terrorist attack of September 11 was the major event at the beginning of the six-month performance period. The economic slowdown, in place since the beginning of 2001, worsened as fear and uncertainty triggered a reduction in both corporate and consumer spending. Despite an immediate response by the Federal Reserve to lower rates, the stock market declined sharply. As the fourth quarter progressed, however, the market rallied, particularly the technology sector.

In the first quarter of 2002, the market retreated once again, despite reports that the economic recovery was underway. We believe the sustainability of the recovery will be largely dependent upon capital spending. Amazingly, given the backdrop of a recession and rising corporate layoffs and unemployment, consumer spending remained consistent throughout this period. It is doubtful, however, that consumer spending can continue to propel the economy going forward. We believe a sustained recovery will not occur until corporations are ready to spend. Although we have seen an increase in inventory build up, that has largely been to replace levels that were depleted during 2001. That activity occurred during the first quarter of this year and once that trend ends, we expect to see relatively weak growth in the economy until late in the year.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Financials	17.0%

Information Technology	15.1%

Consumer Discretionary	13.1%

Health Care	13.1%

Industrials	10.6%

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

What factors affected performance within the growth portfolio?

Over the past six months, our primary investment themes have had mixed performance; technology fared better than healthcare. During the fourth quarter 2001 rally, technology soared, but performance was lackluster during the first quarter of 2002. After several years of exceptional performance, it has been difficult to achieve similar levels due to cuts in corporate spending on software and computers. We focused on companies with high recurring revenues and earnings such as Affiliated Computer Services, which provides comprehensive business process outsourcing, Paychex Inc., a provider of payroll and employee benefit outsourcing solutions, and Automatic Data Processing. While these companies have not participated in the small technology rallies that have occurred since the beginning of the year, they possess stable growth prospects and we believe they are poised to do well over the long haul.

The healthcare holdings in the growth portion of the fund struggled over the past six months. The fund’s holdings of major pharmaceutical companies, such as Pharmacia and Pfizer, performed well, whereas holdings of specialty pharmaceutical stocks lagged. We focused on specialty pharmaceutical companies and generic manufacturers on the premise that these companies can provide greater access to medical care to more people at lower prices. While these companies did not perform well in the near-term, we remain committed to this theme.

Because consumer spending held steady throughout the period, the consumer cyclical sector was a relatively large focus in the fund. Many experts were surprised by the resiliency of the consumer, whose spending contributed to the performance of both restaurant and retail stocks. Applebee’s, Brinker International, Family Dollar Stores and Starbucks were the leaders during the period. As the economic recovery continues, we would anticipate reducing this sector in favor of the industrial cyclicals.

What strategies did you pursue in the value portion of the portfolio?

Within the value portion of the portfolio, we maintained an underweighted position in the financial services sector. Toward the end of last year and into this year we focused on interest rate sensitive companies--those tied to interest income and a positively sloped yield curve. Companies such as FannieMae, FreddieMac and Washington Mutual performed well. Recently, as the economy showed signs of improving and interest rates were expected to rise, we began to emphasize economically sensitive and market-sensitive companies within the financial services sector, such as Wells Fargo and US Bancorp; we also focused on capital-market-sensitive companies including J.P. Morgan, CitiGroup, Merrill Lynch and Morgan Stanley. Many of these companies were depressed and trading at the low end of their historical valuations. Our relative positioning in financial services penalized performance during this past quarter, because we were biased toward a yield curve strategy while economically sensitive and capital-markets-driven companies outperformed.

In the most recent quarter, we maintained a cautious stance toward technology, believing that overcapacity resulting from overinvestment would put pressure on earnings and profit margins. Earnings growth will not be sufficient in the next 12 to 18 months to justify the premium valuation of the group. Given that outlook, we looked selectively at technology companies and traded our core holdings. We bought Micron Technology, a semiconductor manufacturer, and LSI Logic, a manufacturer of integrated circuits and storage systems, after the events of September 11 made these companies’ valuations look attractive.

Healthcare is another major theme of the portfolio and we are overweighted versus the benchmark. We believe the sector may outperform based upon strong demographic trends driving demand, as well as from a relative valuation standpoint. Last year we focused on hospital management and medical product companies, such as Tenet

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

Healthcare and Johnson & Johnson. Earlier this year we purchased major pharmaceutical companies such as Merck and Bristol Myers Squibb. While this approach did not pay off this past quarter, we are committed to the long-term strength of this sector and plan to stay the course with our current strategy.

Within the consumer staples sector, we focused on high quality companies with leadership positions in their sub-sectors that possessed good earnings and growth prospects relative to other sectors and experienced management. We believed this group was promising based upon low relative valuations, earnings quality and consistency, and also because these stocks are under-owned. Positive contributors to performance included Philip Morris, Pepsi, Budweiser and Procter and Gamble.

The consumer discretionary sector was a disappointment in the first quarter of 2002. Three cable holdings, Adelphia Communications, Cablevision and AOL Time Warner caused our underperformance in the sector. Both Adelphia and Cablevision are considered more defensive stocks and when momentum moved away from these companies toward the higher beta and more economically-sensitive stocks, performance suffered. In the case of AOL, analysts continue to revise forecasts down for the company’s growth prospects. We still believe the fundamentals of all three companies are attractive and we continue to hold them in the portfolio.

Industrials also detracted from performance, particularly in one company, Waste Management, which missed its financial forecast when earnings fell short of expectations. Finally, the fund’s market capitalization was a factor in our underperfor-mance. We were overweighted toward large cap companies during an environment that rewarded small and mid cap companies.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

Citigroup, Inc.	4.1%

Exxon Mobil Corp.	2.7%

International Business Machines Corp.	2.6%

American International Group, Inc.	2.3%

Microsoft Corp.	2.3%

Minnesota Mining & Manufacturing Co.	2.2%

General Electric Co.	2.2%

Pharmacia Corp.	2.1%

Lowe’s Companies, Inc.	1.9%

PepsiCo, Inc.	1.8%

What is your outlook?

We believe the economic recovery is underway and although we are optimistic about its continuation, we think the pace will be measured. In the short term, we think concerns about interest rate hikes, inflationary pressures and unemploy-ment numbers may cause continued volatility in the markets. By the second half of the year, however, those issues should resolve themselves and the recovery will take hold more firmly. At that point, we believe the picture will be clearer regarding the pace and extent of the economic recovery. We want to caution investors not to expect the kind of phenomenal growth we saw in the 1990s but rather to anticipate a more likely period of stable but moderate growth.

The fund will continue to adhere to a disciplined investment process and focus on the broad themes of the aging of America and productivity within the growth portfolio. In line with that strategy, we will continue to apply individual stock selection to seek out consistent, stable growth companies, primarily in the technology and healthcare sectors. From a value style standpoint, the market will need significant earnings improvement to justify higher stock prices. Multiples on trailing earnings

EVERGREEN
Evergreen Fund
Portfolio Manager Interview

have moved into the high twenties and thirties for many issues. In our opinion, current valuations in many instances, especially technology, are based upon recovery earnings for 2002 and 2003.

Because investors want to believe a recovery is in place, the market has factored this into stock valuations. We will continue to look selectively at companies that will provide earnings quality and consistency and avoid names where expectations are high and, in our estimation, unattainable.

EVERGREEN
Growth Fund
Fund at a Glance as of March 31, 2002

“Natural gas-oriented companies in the energy sector performed well and the companies in our portfolio were up 40% in the first quarter of 2002. . . . We believe natural gas-oriented stocks should continue to do well as demand for energy grows in line with an economic recovery, and supply is constrained by the reduction in drilling rigs that has occurred over the past two years.”
Portfolio Management

Theodore W. Price, CFA Tenure: April 1985	Linda Z. Freeman, CFA Tenure: September 1991	Jeffrey Drummond, CFA Tenure: May 1993

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/15/1985	Class A	Class B	Class C	Class I

Class Inception Date	6/5/1995	10/18/1999	4/15/1985	11/19/1997

6 months with sales charge	17.33%	19.00%	21.85%	N/A

6 months w/o sales charge	24.45%	24.00%	23.85%	24.56%

Average Annual Returns*

1 year with sales charge	6.22%	6.93%	9.87%	N/A

1 year w/o sales charge	12.68%	11.93%	11.87%	12.99%

5 years	9.98%	10.20%	10.44%	11.35%

10 years	11.54%	11.63%	11.61%	11.95%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front-End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Growth Fund Class A shares,2 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would be higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 24.45% for the six-month period ended March 31, 2002, excluding applicable sales charges. During that same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned 23.69%, while the median return of funds in the small cap growth category was 21.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$549,196,116

Number of Holdings	151

Beta	1.26

P/E Ratio	25.0x

What was the market environment like during the period?

The six-month period encompassed sharply different investing environments. The recession that had been in place prior to the third quarter of 2001 was exacerbated by the events of September 11. Immediately after September 11, investors seemed afraid to put money into any stocks, so the period began with a very depressed base across the board. As the period evolved, however, despite all the negative news, the markets enjoyed a rally and small cap stocks participated in the comeback. All of the fund’s positive performance in the period occurred during the fourth quarter of 2001. Typically, small cap stocks have outperformed large caps as the economy exits an economic slowdown, and they performed similarly during this period.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Information Technology	27.1%

Industrials	16.5%

Health Care	14.7%

Consumer Discretionary	14.0%

Financials	12.2%

Which areas contributed positively to the fund’s performance?

We started the period with a slight underweighting in technology relative to the benchmark, because of our cautious outlook on the industry prior to the fourth quarter. Early in the quarter with the overall market collapse and the particularly massive pullback in technology stock prices, we became convinced that the poor outlook was reflected in the stock prices. We increased our technology weighting compared to the Russell 2000 Growth as the period progressed. By the end of the first quarter, technology stocks had rallied 40% and our position was 17% above that of the index. These returns were a result of companies such as Qlogic, the networking and communication devices company, which rose 135%; and our strategic overweighting in semiconductor stocks, such as Integrated Circuit, Oak Technology and Sipex, all of which rose more than 70%, contributing to the fund’s performance. The fund’s sharp underweighting in the extremely poorly performing telecommunications sector also helped performance.

EVERGREEN
Growth Fund
Portfolio Manager Interview

Our overweighting in radio broadcasting (2.5 times the index) contributed to the fund’s outperformance. These holdings gained roughly 60% over the period. Few investors expected these stocks to recover until perhaps the second half of 2002, but the monthly bookings began to improve in the first quarter, and the fund’s stocks anticipated the turn in the economy and their revenue streams.

We saw good returns from our overweighted trucking and airline companies in the transportation sector. After the airline stocks in the portfolio were severely depressed in the wake of September 11, regional and low fare airline stocks, such as Mesa, Frontier, SkyWest and Atlantic Coast bounced back about 60%, on average, over the period.

Natural gas-oriented companies in the energy sector performed well and the companies in our portfolio were up 40% in the first quarter of 2002. Energy prices have been climbing as a result of increasing demand, as well as concerns over the Middle East unrest. We believe natural gas-oriented stocks should continue to do well as demand for energy grows in line with an economic recovery, and supply is constrained by the reduction in drilling rigs that has occurred over the past two years.

The fund was also helped by our positions in the financial services sector. Banks benefited from continued margin rate improvement accompanying declining interest rates, and property and casualty insurance companies began to benefit from positive industry pricing for the first time in nearly a decade. Strong positions in specialty retailers Ann Taylor, Children’s Place, Dollar Tree and Mohawk in the consumer cyclicals sector also supported the fund’s performance.

What types of investments negatively affected performance?

We were underweighted versus the benchmark in biotechnology. This underweighting negatively impacted the fund’s performance when biotech companies had a strong bounce off the lows experienced early in the fourth quarter of 2001. However, this underweighting improved our relative performance in the first quarter as biotechnology companies, in general, underperformed the market. An underweighting in capital goods was a drag on performance as investors moved these early-cycle stocks up sharply in anticipation of an economy-driven pickup in business.

Healthcare was a disappointing sector for the fund in terms of performance. The fund was over-weighted in healthcare coming into the period because these companies have historically been counter-cyclical, with steady earnings growth regardless of the economic cycle. The sector held up fairly well after the market bottomed in September, but didn’t participate in the subsequent recovery, and our performance suffered accordingly. Most of the damage came from the services area (e.g., hospitals), which performed particularly well before the market decline last year. They maintained their valuations during the downturn and, as a result, did not have the bounce the more depressed sectors had as the market recovered. We reduced our healthcare weightings after the end of the 2001 year because we believed that healthcare valuations were extended after last year’s performance.

EVERGREEN
Growth Fund
Portfolio Manager Interview

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

Exar Corp.	1.8%

Markel Corp.	1.6%

Investors Financial Services Corp.	1.6%

Sipex Corp.	1.4%

Commerce Bancorp, Inc.	1.4%

Therma-Wave, Inc.	1.4%

Qlogic Corp.	1.4%

Shaw Group, Inc.	1.3%

Asyst Technologies, Inc.	1.2%

Skywest, Inc.	1.2%

What is your outlook for the equity markets for the next six months?

We believe the economy bottomed in the fourth quarter of 2001, and that the recovery is likely to be mild due to the relatively mild economic contraction over the past 15 months.

Semiconductors, which have historically been the first technology segment to recover, have begun to show signs of a pick-up in business. Construction of fabrication plants for semiconductor equipment has resumed in Taiwan, and our overweighting in semiconductors may allow us to take advantage of the projected upswing in the industry. We believe consumers will continue to spend, albeit at a slower rate than they have in past recoveries, because they never really put the brakes on spending. Consumers remain in debt, but with housing values on the rise and much of consumer debt related to homes and employment relatively stable, we believe consumers will continue to spend at normal rates. Consumer confidence about the economic outlook has improved since the depths of 2001 as jobs have become less threatened and salaries continue to move higher.

Coming out of slowdowns or recessions, small caps have normally outperformed because they can adjust product lines, headcount and overhead to market conditions more quickly than larger companies. Given their present valuations, we feel there is still room for small caps to continue to perform as the economic recovery progresses. With the inflation rates remaining low and interest rates fairly stable, small caps should continue to do well. Even if the Fed moves to increase the discount rate later in the year, we feel that rising interest rates would be an indication of a strengthening economy and typically small caps respond well in a growing economy. Earnings growth should drive small cap stock performance, and we feel that Evergreen Growth Fund is well positioned to take advantage of this type of scenario.

EVERGREEN
Large Company Growth Fund
Fund at a Glance as of March 31, 2002

“We are optimistic about the potential for continued recovery in the economy, but believe it will proceed at a relatively moderate pace. . . . By the third and fourth quarters, we believe interest rate and inflation issues should be resolved, and we expect to have a clearer picture of the pace and extent of the economic recovery.”

Portfolio Management

Maureen E. Cullinane, CFA
Tenure: April 1995

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class I

Class Inception Date	1/20/1998	9/11/1935	1/22/1998	6/30/1999

6 months with sales charge	3.87%	5.04%	7.83%	N/A

6 months w/o sales charge	10.18%	10.04%	9.83%	10.47%

Average Annual Returns*

1 year with sales charge	-12.48%	-12.26%	-9.49%	N/A

1 year w/o sales charge	-7.08%	-7.64%	-7.64%	-6.71%

5 years	7.34%	7.76%	7.97%	8.57%

10 years	9.79%	10.10%	10.10%	10.41%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Large Company Growth Fund Class A shares,2 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would be higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Large Company Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 10.18% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index (Russell 1000 Growth) returned 12.16%, and the median return of funds in the large cap growth category was 10.28%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$604,472,570

Number of Holdings	66

Beta	1.09

P/E Ratio	28.5x

What factors affected the fund’s performance?

During the last six months, we transitioned from an economic slowdown to an economic recovery. At the beginning of the period, the markets were still feeling the effects of the economic slowdown that began before the terrorist attacks. When the markets opened after September 11, the Federal Reserve immediately lowered rates to stimulate the economy, but that did not dispel investor fears of further economic setbacks. In fact, there were additional cutbacks, notably in travel and spending, but mid-way through the fourth quarter the markets rallied, particularly in the area of technology. As we moved into 2002, it appeared that the economy was beginning to recover and Alan Greenspan, chairman of the Federal Reserve, confirmed in March that the recovery was underway. We think interest rates have stabilized for the time being, although some experts are already predicting rate hikes for later in the year.

Consumer spending remained consistent throughout the recession. Because spending never dropped off severely, there is not much pent-up demand that would drive a surge in consumer spending. It follows that a relatively shallow recession should produce an equally shallow recovery. We believe additional momentum will not occur until corporations are ready to spend. The inventory build-up of the first quarter was largely to replace levels that were depleted during 2001. We would expect to see relatively weak growth in the economy until later in the year.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Information Technology	22.1%

Consumer Discretionary	16.6%

Health Care	16.2%

Industrials	14.1%

Consumer Staples	9.4%

What were the primary strategies you pursued in this environment?

We did not deviate from our long-term themes of healthcare and technology. We still believe there are opportunities in healthcare due to the aging of the American population and in technology due to the continuing need to enhance productivity. During the 1990s and into 2000, technology companies were a powerful force in the markets. Once the technology spending associated with Y2K petered out and a recession took hold, many companies made large cuts in their software and computer budgets. As a result, it has been difficult for technology stocks to match the performance of the late 1990s. During the fourth quarter of 2001, the sector staged a strong rally, and our technology stocks contributed significantly to the performance of the fund. Sustained performance has been more difficult in the first quarter of 2002, however. One of the best performers in the sector

EVERGREEN
Large Company Growth Fund
Portfolio Manager Interview

was Affiliated Computer Services. This company provides comprehensive business process outsourcing, such as transaction processing for credit card and insurance companies. Investors appreciated the company’s high recurring revenues and earnings, and the stock advanced 38% for the six-month period. Other contributors included NVIDIA, which produces a graphic chip that drives Microsoft’s Xbox, a new video software game system, as well as Cisco, Intel, Texas Instruments, Microchip Technology and Microsoft.

Finding strong performance in the healthcare sector during the six-month period was challenging. The sector was weak overall and barely contributed to the positive performance of the index. The fund’s performance in the sector underperformed that of the Russell 1000 Growth. Investors abandoned the stable, consistent growth patterns found in many healthcare companies in favor of the more economically-sensitive stocks. The double-digit advance by major pharmaceutical companies, such as Pharmacia and Wyeth (formerly known as American Home Products), was offset by the decline in the medical service companies, such as Cardinal Health and AmerisourceBergen.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

General Electric Co.	4.4%

Wal-Mart Stores, Inc.	3.3%

Citigroup, Inc.	3.3%

Pfizer, Inc.	3.0%

International Business Machines Corp.	2.7%

Microsoft Corp.	2.5%

Pharmacia Corp.	2.5%

Wyeth	2.5%

Intel Corp.	2.5%

Cisco Systems, Inc.	2.5%

Were there other attractive sectors?

The energy sector was an attractive sector for investment, given the rise in the price of oil and natural gas. Price increases induce oil services and natural gas companies to step up oil exploration and drilling activities. In this category, oil service companies, such as Nabors Industries and Weatherford International performed well for the fund, appreciating more than 50%. We also had a relatively large focus in the consumer discretionary sector, approximately 17% of the fund’s net assets. Despite predictions to the contrary, consumers maintained a spending level that helped the performance of both retail and restaurant stocks. Best Buy, Lowe’s, Starbucks and Wal-Mart all contributed positively to the fund’s performance.

What is your outlook?

We are optimistic about the potential for continued recovery in the economy, but believe it will proceed at a relatively moderate pace. We expect that investor concerns over higher interest rates and the return of inflation could mean that the markets may trend down a bit before they resume their slow, steady climb back. By the third and fourth quarters, we believe interest rate and inflation issues should be resolved, and we expect to have a clearer picture of the pace and extent of the economic recovery. Investors should be prepared for a stable growth economy and not hold on to expectations for the level of growth we saw in the 1990s.

We will continue to adhere to our disciplined investment process and focus on large cap companies with prospects of consistent, stable growth.

EVERGREEN
Masters Fund
Fund at a Glance as of March 31, 2002

“As we look ahead, several economic data points indicate that an economic recovery is underway. While we believe the economic recovery may be slower than we originally thought, we have positioned the portfolio to benefit from a more robust economy in the second half of 2002.”

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 12/31/1998	Class A	Class B	Class C	Class I

Class Inception Date	12/31/1998	12/31/1998	12/31/1998	12/31/1998

6 months with sales charge	7.55%	8.70%	11.72%	N/A

6 months w/o sales charge	14.09%	13.70%	13.72%	14.13%

Average Annual Returns*

1 year with sales charge	-9.23%	-9.28%	-6.31%	N/A

1 year w/o sales charge	-3.73%	-4.51%	-4.40%	-3.59%

Since Portfolio Inception	-2.83%	-2.53%	-1.78%	-0.84%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Masters Fund Class A shares,2 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s Midcap 400 Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 500 and the S&P 400 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs 12b-1 fees of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. The returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risks of failure.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Masters Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended March 31, 2002, the fund’s Class A shares had a total return of 14.09%, excluding any applicable sales charges. In comparison, the Standard & Poor’s 500 Index (S&P 500) returned 10.97% and the Standard & Poor’s Midcap 400 Index (S&P 400) returned 25.90%. The fund’s six-month performance reflects the varied performance of the four portfolios that comprise the fund.

During the first half of the fund’s fiscal year, October 2001 through March 2002, the stock market began to recover from the lows it reached after the events of September 11. The stock market’s relatively strong performance reflected expectations for an improved economic environment in 2002. Not only were interest rates and inflation at relatively low levels, economic data indicated that the U.S. economy was emerging from a recession. For example, economic indicators, such as durable goods orders, consumer spending and housing sales, showed significant strength. The positive economic news boosted investor sentiment, and many investors returned to the market after staying on the sidelines for several months. In general, investors tended to focus on value stocks (companies whose stock prices do not reflect the intrinsic value of the company) over growth stocks, and preferred mid cap and small cap companies to larger companies. Investors also favored companies in more traditional industries, and generally placed less emphasis on technology and telecommunications companies.

Even as the economy showed signs of strength, corporate profits remained relatively weak. For nearly two years, corporate capital spending had declined; and as a result, a large percentage of companies, especially those in the technology industry, reported poor earnings. Many companies could offer little guidance as to when their earnings might pick up. In the first quarter of 2002, uncertainty over earnings had a slightly negative impact on the market, and some stocks that had strong run-ups in the first half of the period gave up some of these gains during the second half.

As the period ended, investors became less confident of a strong economic rebound. While economic growth was clearly accelerating, most of the revitalization of the economy was coming from a buildup of inventory as opposed to a classic pick-up in demand for goods and services. Therefore, it appeared that the economic recovery would be less than previously expected. In this environment, stocks became more volatile as investors grew concerned that many valuations had risen to unsustainable levels, given the outlook for corporate profit growth and the prospects for a more subdued economic recovery.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$212,326,211

Number of Holdings	658

Beta	1.26

P/E Ratio	19.7X

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Information Technology	18.7%

Financials	16.1%

Health Care	15.1%

Consumer Discretionary	13.0%

Industrials	12.3%

EVERGREEN
Masters Fund
Portfolio Manager Interview

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

VeriSign, Inc.	2.0%

CYTYC Corp.	1.8%

Echostar Communications Corp., Class A	1.6%

CSG Systems International, Inc.	1.5%

Genzyme Corp.	1.5%

Microsoft Corp.	1.4%

Pfizer Corp.	1.3%

Citrix Systems, Inc.	1.2%

Devon Energy Corp.	1.1%

Checkfree Corp.	1.1%

Portfolio Management

Evergreen Team

During the six-month period ended March 31, 2002, the portfolio was managed in a rapidly changing investment environment. Early in the period, stock valuations declined as the events of September 11 exacerbated the slowdown in economic growth and the decline in corporate profits. Against this backdrop, the Federal Reserve Board continued to trim short-term interest rates in an effort to stimulate economic growth. The Fed’s actions were viewed as positive for the market, and as we moved into 2002, many market participants anticipated a relatively strong economic rebound. As the first quarter of 2002 unfolded, however, it appeared that the economic recovery would be less robust than had been expected.

In the first six months of the fiscal year, October 2001 through March 2002, investors continued to favor value stocks over growth stocks. As a result, value stocks generally outperformed growth stocks and mid cap companies generally performed better than large cap and small cap companies.

In managing the Evergreen portion of the portfolio, our long-term strategy remained the same -- to purchase the stocks of companies with significant market share, good management and the ability to sustain or increase earnings and dividend growth. In applying this strategy, we place a strong emphasis on managing risk. One of the ways we measure and manage risk in the portfolio is through sector and stock weightings, relative to the portfolio’s benchmark, the S&P 400.

We responded to the market environment by making several changes to the portfolio. In keeping with our self-mandated risk management strategy, we reduced consumer discretionary stocks from approximately 23% of assets to about 18%. Because consumer spending on home products remained strong during the period, companies such as Mohawk Industries, a carpeting company, contributed to the fund’s return. Despite our cutbacks in the sector, the consumer discretionary sector and good stock selection within the sector benefited the fund.

We also pared back financial stocks from about 29% of assets to about 22%. The portfolio’s investments in certain financial stocks detracted from performance. For example, Providian, a financial services company, had a credit-related problem that held back performance. The portfolio’s investment in First Tennessee, a mortgage bank, also dampened performance as mortgage refinancings began to wane. Even H&R Block, a solid company with excellent management and fundamentals, did poorly as investors rotated out of financials and into cyclical stocks, which tend to perform well when economic growth begins to accelerate.

We reduced the portfolio’s commitment to technology stocks, which accounted for 8% of assets at the end of the period. We believe the outlook for growth in the technology area remains

EVERGREEN
Masters Fund
Portfolio Manager Interview

weak and that valuations continue to be relatively high. As a result, we underweighted the portfolio, relative to its benchmark, in technology stocks. We also eliminated wireless companies, as weak demand and excess capacity in the industry continues to be a major problem.

We raised the portfolio’s allocation to consumer staples stocks from 1% to 5% of assets. Consumer staple stocks are an anchor for the portfolio because they have the potential to provide relatively stable growth and earnings. In this area, we favored household product companies, such as Clorox, and personal care companies, such as Estee Lauder. In the food sector, we added to the portfolio’s position in Pepsi Bottling Company; we purchased Albertson’s, a supermarket chain; and we purchased Hershey Foods. We also invested in the Carolina Group, a niche market leader in the tobacco industry.

As energy prices rose during the period, we increased the portfolio’s commitment to oil and gas stocks, focusing on equipment and drilling companies, such as Nabors Industries, Devon, Kerr-McGee and Unocal.

In the broad industrials sector, we increased exposure to companies we believe should benefit from an economic recovery. We increased investments in defense industry companies, such as Northrop Grumman and Raytheon, and we continued to favor airline stocks, such as AMR Corp. We also increased the portfolio’s position in commercial services and supplier companies. As a result, we added outsourcing businesses, such as DST Systems, commercial printing company R.R. Donnelly and employment placement company Robert Half International. In the machinery area, we added Deere and Navistar, agricultural equipment companies that should benefit from favorable farm legislation.

As we look ahead, several economic data points indicate that an economic recovery is underway. While we believe the economic recovery may be slower than we originally thought, we have positioned the portfolio to benefit from a more robust economy in the second half of 2002. Therefore, we structured the portfolio in a barbell approach, with core and stable sectors on one end and sectors that should benefit from an upturn in the economy on the other.

Portfolio Management

MFS Team

The portfolio underperformed its benchmark for the period. Performance was hindered by holdings in the technology, business services and utility and telecommunications sectors. The primary contributors to relative performance included an overweighting in our energy, healthcare and retail holdings.

At the beginning of the period, the MFS portfolio was heavily weighted in the energy sector, relative to the benchmark. Our major area of focus was U.S. natural gas exploration and production companies. We believed there was supply constriction of U.S. natural gas as drillers continued to slow production given low prices for natural gas. However, demand for natural gas was lower than usual as the winter months were mild, and supply met demand. We reduced our exposure during the fourth quarter of 2001 to gas drilling companies and maintained our weighting in producers. Overall, our weighting in energy helped relative performance. At the industry level, however, our focus on exploration and production companies Devon Energy and Newfield Exploration detracted from performance.

During the second half of the period, increased tensions in the Middle East caused energy prices to rise due to concern over supply disruptions. The portfolio maintained a focus on U.S. natural gas exploration and production companies, which rose during the first quarter of 2002, though not as dramatically as oil service stocks.

EVERGREEN
Masters Fund
Portfolio Manager Interview

The rise in energy equity prices from their September lows, and the weak near-term and mid-term outlook on these stocks, resulted in significant trimming of energy holdings during the first quarter. By paring back the weighting in energy, the portfolio moved to a slightly overweighted position relative to the index. The proceeds are being allocated toward technology and healthcare holdings.

Technology was the largest sector in the MFS portfolio during the period. The portfolio’s weighting generally helped performance, although stock selection lagged as our holdings in computer software and network and telecom, for example Comverse and Ciena, underperformed their industry peers. During the fourth quarter of 2001, as stock prices and valuations escalated, we trimmed our technology positions. However, we added to our position in the first quarter of 2002 on price weakness.

The focus in the MFS portfolio continues to be in software stocks, including electronic storage companies. These industries should benefit in the current environment as demand for software increases as prices are decreased in the hardware space.

Using assets trimmed from technology during the fourth quarter, we increased our healthcare holdings. Healthcare underperformed the broader market, as investors sought top-performing technology names. While our weighting in healthcare contributed to performance, specific holdings were detractors. We used the pull back in values as an opportunity to purchase medical equipment and mid-stage biotechnology companies at attractive valuations. In addition to our underweighting in the healthcare sector, stock selection was a major contributor to performance. The portfolio maintained its underweighting in pharmaceuticals, which we still believe to be richly valued.

The portfolio maintained a slightly overweighted position in business and consumer services stocks during the quarter. These stocks, which are primarily outsourcing companies, tend to have relatively stable and visible earnings through sluggish economic environments. The performance of our key holdings in this sector, however, lagged as concerns regarding new client growth continued. Stock prices of CSG Systems, a billing services provider, and Checkfree Corp., a provider of online billing and payment services, lagged their industry peers.

During the first quarter of 2002, holdings in food and drug retail stocks, such as CVS and Kroger, contributed to performance. These reasonably priced and generally consistent growing stocks were favored by investors in a shaky market environment.

In March, the Federal Reserve changed its view on the economy to a neutral stance. This was based on evidence that the U.S. economy is strengthening. Signs of inflation continue to remain in check as measured at both the consumer and producer levels. While the consumer has continued to be resilient through the economic slowdown, business spending has not shown signs of real improvement. The portfolio’s focus on technology and software, in particular, should benefit from a recovery in corporate spending as the economy strengthens.

Portfolio Management

Oppenheimer Team

Strong fourth quarter gains of the S&P 500 and 30.13% for the Nasdaq Composite were not enough to offset the year’s earlier losses. However, abundant monetary liquidity and improved investor optimism helped propel the stock market to a strong finish in 2001.

During the first quarter of 2002, investor psychology swung from one extreme to the other. During January and February, sentiment was heavily impacted by Enron-related concerns about corporate reporting and accounting veracity.

EVERGREEN
Masters Fund
Portfolio Manager Interview

During that period, strategies that favor financial safety and high quality performed relatively well. In March, memories of the Enron issues faded, and investors became convinced that a strong economic recovery was underway; during the month, strategies favoring more risk and more earnings variability performed relatively well.

For the six-month period, small cap stocks performed significantly better than large caps, aided by strong relative performance in October, December and March. Generally speaking, growth stocks outperformed value stocks for October and November. In December and the first quarter of 2002, however, investors favored “cyclical” or value stocks over growth stocks. For the six-month period ending in March, growth stocks slightly outperformed value stocks.

The Oppenheimer portion of the fund is managed with a disciplined quantitative strategy that seeks to produce consistently good results relative to the S&P 500. For the six-month period ended March 31, 2002, the portfolio underperformed the S&P 500 by 11 basis points. Year-to-date, as of March, however, the Oppenheimer portion leads the S&P 500 by 141 basis points.

Our top-down models suggest that small and mid cap stocks are likely to continue outperforming large caps over the next three to 12 months.

For the period, most sector weightings in the Oppenheimer portion of the portfolio were relatively close to the benchmark. The greatest sector overweightings were in energy (+1.67%), industrials (+1.68%) and utilities (+1.69%). The largest underweighting was information technology (-5.4%).

The recession seems to be ending and the economy is recovering, but the future course of stock prices is uncertain. Our top-down economic models now suggest that small cap and mid cap stocks appear likely to outperform large caps over the next three to 12 months; and the economic environment now favors increasing the level of systematic risk in the portfolio to at least market levels, and maybe higher.

We remain committed to our disciplined, quantitative style of investing, which has produced consistently good results in the past. As always, we remain fully invested in equities and seek to reduce risk and minimize transaction costs by maintaining a well-diversified portfolio.

Portfolio Management

Putnam Team

U.S. equity markets staged a hearty rally over the six-month period ended March 31, 2002, as the domestic economy staged a dramatic turnaround from recession to recovery. In the final quarter of 2001, markets were buoyed by what appears to be the Fed’s final three rate cuts of an aggressive easing cycle that consensus believes reached its end in the first quarter of 2002. The economy seems to be experiencing a prolonged cyclical rebound from the trauma of September 11. Economic indicators, virtually across the board, have announced surprises on the upside in recent months.

While most equity indexes advanced over the two quarters that comprise the reporting period, the characteristics of the two markets were quite different. During the fourth quarter of 2001, while the equity market as a whole posted exuberant gains, growth stocks outperformed value. Leadership reversed in the first quarter of 2002 as value stocks excelled, but even the leading segments turned in more tepid returns. Throughout the period, however, small cap stocks outpaced their larger cap counterparts as smaller companies in the aggregate benefit disproportionately from economic recovery, a trend we expect to continue in the coming months.

The Putnam portfolio underperformed the S&P 500 for the six-month period. Our growth orientation, a boon in the first half of the period, was penalized in the second half when value stocks took center stage.

EVERGREEN
Masters Fund
Portfolio Manager Interview

The Putnam portion of the portfolio’s underweighting in energy was positive in the first three months of the period but detracted significantly as oil prices rose sharply on growing tensions in the Middle East. Stock selection in technology hurt results, as did our overweighted position in the sector as tech stocks sagged late in the period. Conversely, our emphasis on aerospace/defense detracted in the first half of the period but proved advantageous in the second half as the industry advanced on announcements of new contracts.

Going forward, we expect the increasingly favorable macroeconomic environment to lift corporate profits in the near term as greater demand boosts revenues, even as margins remain largely unchanged. In light of this improved economic backdrop, and a sunnier profit picture, our mid-term outlook for equity markets has not turned noticeably bullish. We still anticipate that the broad market indexes will register positive, but modest, returns in 2002.

It may seem odd that an improved profit outlook would not translate directly into improved market returns, but the economic recovery is bringing cyclical forces into play that may act as a drag on market momentum. Chief among these are the prospects of rising interest rates and higher oil prices in coming months. The upgraded profit outlook is important not for market forecasting but for security selection. We expect markets to reward reasonably priced companies that are most leveraged to the improving economy.

We consider it unlikely that equity markets will offer the outsized returns that became commonplace in the late 1990s. Competition and low inflation have weakened pricing power across a wide array of industries. Furthermore, a growing share of companies’ revenues are being absorbed by workers in the form of compensation, rather than by owners in the form of profits and share price appreciation, during the current profit cycle.

With this backdrop in mind, the Putnam portfolio is currently overweighted in healthcare, particularly healthcare services stocks, and overweighted in consumer discretionary stocks, with an emphasis on retail cyclicals, media and entertainment, where economic improvement should lead to increased advertising spending. Technology, electronics and software maintain the most significant industry overweightings. While the portfolio added to its energy position throughout the quarter, we remain underweighted as of the end of March. We plan, however, to continue to seek opportunities to increase our energy exposure. The portfolio is underweighted in basic materials, where we do not find any companies that meet our investment criteria, and utilities.

EVERGREEN
Omega Fund
Fund at a Glance as of March 31, 2002

“We will continue to focus on our long term, dominant themes of healthcare and technology. We will adhere to our investment disciplines of searching for those companies that have consistent, stable growth and the catalysts to generate an acceleration in earnings growth.”

Portfolio Management

Maureen E. Cullinane, CFA
Tenure: April 1989

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 4/29/1968	Class A	Class B	Class C	Class I

Class Inception Date	4/29/1968	8/2/1993	8/2/1993	1/13/1997

6 months with sales charge	2.86%	3.75%	6.73%	N/A

6 months w/o sales charge	9.15%	8.75%	8.73%	9.30%

Average Annual Returns*

1 year with sales charge	-9.05%	-9.00%	-6.12%	N/A

1 year w/o sales charge	-3.50%	-4.21%	-4.20%	-3.22%

5 years	9.88%	10.08%	10.34%	11.40%

10 years	10.52%	10.39%	10.41%	11.30%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Omega Fund Class A shares,2 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would be lower while returns for Class I would be higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Omega Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 9.15% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index returned 12.16% and the median return of funds in the multi-cap growth category was 13.57%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$1,571,896,804

Number of Holdings	73

Beta	1.11

P/E Ratio	27.6x

What factors affected the fund’s performance?

Over the past six months, the economy transitioned from an economic slowdown to an economic recovery, and the effect on the markets was mixed. The economic slowdown was still in effect at the beginning of the period. After September 11, we saw additional cutbacks in travel and spending and the equity market declined sharply. Later in the fourth quarter of 2001, the markets rallied, particularly in technology stocks. The first quarter of 2002 produced a somewhat different environment as investors reacted to growing evidence of an economic rebound. At that point, investors became concerned that renewed growth would lead to higher interest rates and a pick-up in inflation.

What were the primary strategies you pursued in this environment?

Nearly half of the fund’s assets are concentrated in two areas: technology -- to take advantage of the need to increase productivity, and healthcare -- to capitalize on the demographic trend of aging baby boomers that we believe will fuel the sector for years to come.

Nearly all of the fund’s positive returns for the period came during the brief rally in technology during the fourth quarter of 2001. More recently, technology companies have been challenged by the cutbacks in corporate spending for software and computers. One sector of technology that has promising growth prospects is the video game sector. All the major console makers for video games -- Microsoft, Sony and Nintendo -- introduced new versions of their systems during the holiday season. NVIDIA, a designer of graphics chips, was a clear beneficiary. NVIDIA designed the chip used in Microsoft’s Xbox. For most of the period, NVIDIA was the largest holding in the fund and it was the largest contributor to the fund’s performance, having appreciated 60% over the six-month period. Another example is Electronic Arts, the leading developer of interactive entertainment software for home video game systems; its stock appreciated more than 30%.

Finding attractive opportunities in the healthcare sector during the period was difficult. As a whole, the sector was weak as investors avoided the more stable drug companies in favor of economically sensitive stocks. The fund’s selection was particularly poor, as our selection of specialty pharmaceutical companies and generic drug manufacturers offset the strong performance of the major pharmaceutical companies.

Among the specialty pharmaceutical and medical device companies that did perform well for the fund were Gilead Sciences, St. Jude Medical and IDEC Pharmaceuticals. Gilead Sciences,

EVERGREEN
Omega Fund
Portfolio Manager Interview

a biopharmaceutical company, produces proprietary therapeutics for viral diseases. St. Jude Medical manufactures medical devices used to manage cardiac rhythm and to treat heart valve diseases. IDEC Pharmaceuticals Corporation, a biopharmaceutical company, produces targeted therapies for the treatment of cancer, autoimmune and inflammatory diseases. Their strong performance was offset by declines in the generic drug manufacturer, Mylan Laboratories, and the specialty pharmaceutical manufacturer, King Pharmaceuticals.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Information Technology	25.7%

Health Care	19.4%

Consumer Discretionary	17.6%

Industrials	9.4%

Energy	8.7%

Were you also invested in other sectors?

We pursued secondary strategies in the energy and consumer cyclical sectors. In the energy sector, oil services and natural gas companies were attractive because as energy prices rose, companies expanded their oil exploration and drilling operations. The energy sector was the strongest performer over the past six months, appreciating almost 40%. Devon Energy was one of the leading stocks in this area.

The consumer cyclical sector was an area of focus during the period, representing almost 20% of the fund’s net assets. One company in the portfolio that benefited from low mortgage rates and Americans’ desire to stay close to home was Bed Bath & Beyond. The company reported good fourth quarter earnings, bolstered by a larger base of stores, as well as thriving demand. Another beneficiary of consumer spending was Family Dollar Stores.

As the economic recovery shifts from a consumer emphasis to a corporate one, we expect we will decrease the weighting in the consumer cyclical sector and increase our holdings in the industrial cyclical and basic goods sectors, which currently represent 16% of the fund’s net assets.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

Pfizer, Inc.	2.8%

Harley-Davidson, Inc.	2.7%

Wyeth	2.5%

Pharmacia Corp.	2.5%

Cisco Systems, Inc.	2.4%

Starbucks Corp.	2.4%

IVAX Corp.	2.3%

Affiliated Computer Services, Inc.	2.2%

International Business Machines, Inc.	2.2%

Citigroup, Inc.	2.1%

What is your outlook?

We believe the economy and corporate earnings will improve over the course of the year, but the recovery is likely to be choppy. Investor sentiment will remain volatile, as signs of an improving economy will give rise to concerns about accelerating inflation, higher interest rates and Fed tightening.

We believe more subdued economic growth will help contain prices and relieve any pressure on the Fed to raise interest rates in the near future. We expect that as the year progresses, investors

EVERGREEN
Omega Fund
Portfolio Manager Interview

will adjust their expectations of economic growth to the more moderate but stable growth economy that we are forecasting.

We will continue to focus on our long term, dominant themes of healthcare and technology. We will adhere to our investment disciplines of searching for those companies that have consistent, stable growth and the catalysts to generate an acceleration in earnings growth.

EVERGREEN
Premier 20 Fund
Fund at a Glance as of March 31, 2002

“It is important for the fund to remain focused on its discipline, which involves purchasing sound companies, specifically those that currently have good fundamentals, and only buying stocks with significant appreciation potential. We will continue to follow this philosophy.”
Portfolio Management

Donald Bisson, CFA Tenure: October 2000	Maureen E. Cullinane, CFA Tenure: October 2000

Liu-Er Chen, CFA Tenure: October 2000	Patricia Bannan, CFA Tenure: October 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 10/31/2000	Class A	Class B	Class C	Class I

Class Inception Date	10/31/2000	10/31/2000	10/31/2000	10/31/2000

6 months with sales charge	7.05%	8.03%	11.21%	N/A

6 months w/o sales charge	13.54%	13.03%	13.21%	13.71%

Average Annual Returns*

1 year with sales charge	-11.22%	-11.24%	-8.26%	N/A

1 year w/o sales charge	-5.86%	-6.57%	-6.39%	-5.53%

Since Portfolio Inception	-36.21%	-35.94%	-34.36%	-33.31%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Premier 20 Fund Class A shares,2 versus a similar investment in the Russell 3000 Growth Index (Russell 3000 Growth) and the Consumer Price Index (CPI).

The Russell 3000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs 12b-1 fees of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector.

This fund may experience a high turnover rate; however, it is not a principal strategy of the fund to trade frequently. High portfolio turnover can result in higher costs, which may affect fund performance.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Premier 20 Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 13.54% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Russell 3000 Growth Index returned 12.88% and the median return of funds in the multi-cap growth category was 13.57%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$106,998,204

Number of Holdings	30

Beta	N/A

P/E Ratio	33.2x

What factors affected the fund’s performance?

We believe the substantial volatility we saw over this six-month period is a continuation of the market’s attempt to digest the positive trends of the late 1990s, 2000 and early 2001. During those periods, almost everything appeared rosy, but in 2001 the downward spiral began as technology spending started to decrease and other areas followed. Going forward, we believe the general trend is up, but we do not think the markets will enjoy the kinds of returns witnessed in the 1990s.

What was the market environment during the period?

During the six-month period covered in this report, we saw several distinct phases. The market bottomed in late September after becoming oversold following the events of September 11. After a strong advance in early 2002, the market changed course and gave back some of its earlier gains. Volatility was the one constant in the period as the market rallied strongly again off the February lows.

Interestingly, the growth style of investing outperformed the value style for the six-month period, largely because it performed so poorly beginning in early 2000. Growth investing had been the market leader, and had the most to lose, when things started to turn in 2000, but it came back strongly after the lows caused by the terrorist attacks in September.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Information Technology	25.7%

Consumer Discretionary	15.9%

Industrials	15.7%

Health Care	14.1%

Financials	10.1%

Which areas contributed positively to the fund’s performance?

Technology was a positive area for the fund. Our largest holding was in Affiliated Computer Systems, Inc., which delivers comprehensive business process outsourcing and information technology outsourcing solutions to both commercial and federal government clients. This stock performed well, which contributed to the fund’s performance. We also anticipated that there would be upward movement in the prices of semiconductor companies after a recent period of depressed stock prices; this strategy paid off well.

The most overweighted sector was industrials, which also contributed significantly to the fund’s performance. Predictions of GDP growth for the first quarter of 2002 seemed overly pessimistic to us, and we believed there were signs that the economy would do better than most experts were predicting. The market reacted as we anticipated. In order to capitalize on that scenario, we

EVERGREEN
Premier 20 Fund
Portfolio Manager Interview

overweighted industrial stocks and purchased companies, such as 3M and PPG Industries. In addition, we made a good decision to sell a large position in Tyco early in the year before all the negative attention regarding its financial and accounting strategies.

We participated in the strong performance of the energy sector with two significant holdings, Weatherford International and Devon Energy. Those stocks performed well and we have begun taking some profits, subsequently selling our entire position of Weatherford International. We wisely avoided the telecom services and utilities sectors and will continue to until we see evidence of attractive opportunities in those sectors.

What types of investments negatively affected performance?

We maintained a relatively conservative outlook in our stock selection, given our concerns about general market volatility and our belief that it could take some time before technology spending increases and earnings improve. Had we chosen to increase the portfolio’s beta by adding companies with somewhat higher risk profiles, performance might have been better, but we did not believe that was the right approach at the time.

The consumer discretionary area was one sector where our conservatism negatively affected performance. The resilience of consumer spending in the fourth quarter of 2001 and into the first quarter of 2002 surprised us. Given the poor economy and employment situation, we did not expect the consumer to spend so aggressively. We were also underweighted in the consumer staples sector and did not anticipate a lot of upside potential in the appreciation of companies in that area. We adhered to our discipline of selecting companies with an expected 20% to 25% return over a 12-month period and were able to find few consumer staple companies that met this criterion.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

Affiliated Computer Services	6.0%

Citigroup, Inc.	4.7%

Lowe’s Companies, Inc.	4.5%

Texas Instruments, Inc.	4.5%

Devon Energy Corp.	4.4%

PPG Industries, Inc.	4.0%

Harley-Davidson, Inc.	3.9%

Oracle Corp.	3.8%

Scholastic Corp.	3.8%

Concord EFS, Inc.	3.8%

What is your outlook?

Our outlook for the first quarter of 2002 was not necessarily in line with the rather pessimistic views held by the majority of economists, and our prediction turned out to be fairly accurate. As far as the second half of 2002 is concerned, we believe the economy will be somewhat sluggish. Consumers showed tremendous resilience during the last six months, but it’s hard to believe they will be able to keep up that pace of spending. On the industrial side, we are a bit more optimistic. In the near term, we will stay the course that we have set, but we are keeping a close eye on economic trends. Regardless of the relative strength or weakness of the economy, we remain defensively postured in technology as we see few signs that spending is picking up for technology-related products.

Even though this is a concentrated fund, we plan to remain relatively diversified among sectors. It is normal during periods of prolonged volatility to see strong performance shift from one sector to another, and we believe that diversification across many sectors is a good strategy for minimizing the risk associated with volatility. It is important for the fund to remain focused on its discipline, which involves purchasing sound companies, specifically those that currently have good fundamentals, and only buying stocks with significant appreciation potential. We will continue to follow this philosophy.

EVERGREEN
Small Company Growth Fund
Fund at a Glance as of March 31, 2002

“Overall, we feel confident that the economy is moving in a positive direction. . . . We do believe . . . that the area of the market where we invest can deliver above-average returns, typically a couple of percentage points higher than the overall market’s performance, and that is our aim.”
Portfolio Management

J. Gary Craven, CFA, CPA
Tenure: November 1996

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/11/1935	Class A	Class B	Class C	Class I

Class Inception Date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

6 months with sales charge	11.38%	12.61%	15.31%	N/A

6 months w/o sales charge	18.10%	17.61%	17.31%	18.08%

Average Annual Returns*

1 year with sales charge	-2.61%	-2.40%	0.88%	N/A

1 year w/o sales charge	3.27%	2.60%	2.88%	3.72%

5 years	4.43%	4.94%	5.05%	5.92%

10 years	7.91%	8.26%	8.22%	8.67%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Small Company Growth Fund Class A shares,2 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes A and I would be higher.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Small Company Growth Fund
Fund at a Glance as of March 31, 2002

How did the fund perform?

The fund’s Class A shares had a total return of 18.10% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Russell 2000 Growth Index returned 23.69% and the median return of funds in the mid cap growth category was 17.75%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$681,884,676

Number of Holdings	115

Beta	1.34

P/E Ratio	26.2x

What factors affected fund performance?

The six-month period was a volatile time in the markets. After falling off severely after the events of September 11, the markets snapped back sharply in the fourth quarter. We saw a strong bounce in technology, which had been quite depressed even before the terrorist attacks, and the sector produced the strongest gain during the rebound. We also experienced gains in industrial services, resulting from uncertainty over energy-related issues tied to the Middle East.

Surprisingly, consumer spending propelled the economy for the most part, and that momentum carried into January. After that, we began to see investor concern about the degree to which the economy would recover, and we have been in a corrective phase for the last couple months. The economy continues to recover, led largely by consumer spending, but there is increasing optimism for recovery on the business side as well. The recession was primarily a profit recession rather than a consumer spending recession, and the markets are now starting to anticipate the effects of last year’s repeated interest rate cuts, tax cuts and easy monetary policy. Eventually, we think businesses will adjust their expense structures and inventory levels, which could lead to profits later in 2002.

Which investments helped the fund’s performance during the period?

Our biggest gainer was Roper Industries, the third largest holding in the fund. It is a diversified manufacturing company that benefited from the general recovery in the economic cycle. Another substantial contributor was QLogic Corporation, a designer and supplier of products for storage networking solutions. The demand for storage has grown very quickly and QLogic has a leading-edge product. In the retail sector, our biggest contributor was Chico’s, a women’s casual clothing retailer with affordable price points. The company has enjoyed rapid growth and experienced good success. Another contributor to the fund’s performance came from Rational Software, one of the more established software companies that produces software development tools used by computer programmers. Even though the stock lagged toward the end of the period, it was up 82% over the six-month period. Looking ahead, we believe this company has a lot of potential and is very well positioned for a rebound.

Sector allocation helped performance in a few areas -- healthcare, technology and communications -- where underweightings proved to be good moves when the sectors performed poorly.

EVERGREEN
Small Company Growth Fund
Fund at a Glance as of March 31, 2002

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Health Care	21.0%

Consumer Discretionary	19.7%

Information Technology	17.8%

Industrials	14.7%

Financials	5.8%

What types of investments hurt performance?

We owned several individual stocks that experienced unexpected negative news. Elan Corporation, which is engaged in the development of products in therapeutic areas of neurology, pain management and oncology, suffered after questions arose about their accounting processes and after poor results with some of their drug products. HomeStore.com Inc., an internet-based company providing home and real-estate-related information, announced disappointing earnings and the stock fell on that news. DeVry Inc., an education and training services company, was down approximately 15% for the period, and we held a significant amount of the stock that adversely affected performance.

Regarding sector allocation, an underweighting versus the benchmark in technology hurt performance. An overweighting in consumer services proved negative, but that was largely due to stock selection, particularly in the education and home-product areas mentioned above.

What is the fund’s strategy in this environment?

Small and mid cap growth stocks tend to move very quickly and our overall strategy is to be positioned to participate fully in the dynamic upswings when they take place. That requires that we remain invested in growth areas because we believe that small cap investors are not well served by funds that maintain overly defensive positions during volatile markets. For the near future, we will maintain our underweighting in technology; however, we anticipate increasing our allocation to the sector as prices become more attractive and the growth prospects improve. We try to deliver performance that is near the middle of the pack during the bear markets, and fully participate in the bull markets. History shows that in the small cap arena, an entire year’s gains can sometimes come in the space of a few months, and we manage the fund to participate in those periods.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

BISYS Group, Inc.	2.5%

Rational Software Corp.	2.2%

Roper Industries, Inc.	2.0%

XTO Energy, Inc.	1.9%

TCF Financial Corp.	1.8%

Nucor Corp.	1.7%

Hot Topic, Inc.	1.6%

QLogic Corp.	1.6%

HealthSouth Corp.	1.5%

Solectron Corp.	1.4%

What is your outlook for the remainder of the year?

It seems clear that the economy is recovering, but the pace and magnitude of the recovery is not yet clear. This probably means we will continue to see a choppy market. The stock market anticipates and reacts to news and expectations much faster than the rest of the world, while the economy moves at a measured pace. It looks as though overall GNP growth might be in the range of 3% to 6% for the year, but the stock market could move a couple of percentage points in a single day. That translates to continued volatility in the markets for the next six months or so, after which we will have a better handle on the speed of the recovery.

EVERGREEN
Small Company Growth Fund
Fund at a Glance as of March 31, 2002

Overall, we feel confident that the economy is moving in a positive direction. We see evidence that expense structures are being rationalized and inventories are being drawn down, which leads the way for future production. We expect corporations to refocus on improving profitability either late this year or early next year. We believe that the extremely high returns of the late 1990s are unlikely to be repeated anytime soon. We do believe, however, that the area of the market where we invest can deliver above-average returns, typically a couple of percentage points higher than the overall market’s performance, and that is our aim.

EVERGREEN
Stock Selector Fund
Fund at a Glance as of March 31, 2002

“The fund uses a core strategy, which is a diversified equity strategy that invests in both value and growth-oriented companies. The strategy is built on a disciplined stock selection process that uses proprietary quantitative indicators along with qualitative assessment and review.”

Portfolio Management

William E. Zieff
Tenure: July 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 2/28/1990	Class A	Class B	Class C	Class I	Class IS

Class Inception Date	2/28/1990	11/7/1997	6/30/1999	2/21/1995	6/30/2000

6 months with sales charge	3.73%	4.64%	7.64%	N/A	N/A

6 months w/o sales charge	10.09%	9.64%	9.64%	10.19%	10.01%

Average Annual Returns*

1 year with sales charge	-5.76%	-5.80%	-2.81%	N/A	N/A

1 year w/o sales charge	-0.03%	-0.84%	-0.83%	0.15%	-0.11%

5 years	5.77%	4.25%	6.57%	7.27%	7.01%

10 years	10.12%	9.44%	10.53%	10.93%	10.76%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A	N/A

	Front End	CDSC	CDSC

6-month income dividends per share	$0.03	N/A	N/A	$0.05	$0.03

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Stock Selector Fund Class A shares,2 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C, I and IS prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns for Classes B and C would be lower while returns for Class I would be higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Stock Selector Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 10.09% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index (S&P 500) returned 10.97% and the median return of funds in the large cap core category was 10.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$846,990,224

Number of Holdings	169

Beta	0.97

P/E Ratio	20.1x

What was the investment environment like during the period?

During the fourth quarter of 2001, the equity market bounced back as consumer confidence rose, buoyed by the Federal Reserve’s efforts, lower energy prices and a move back toward normalcy after the terrorist crisis in September. Although high unemployment and large credit card write-offs persisted, potentially signaling a limit to consumer spending, continued strength in the housing market, strong consumer sentiment and fewer job cuts gave the market some positive signs of economic stabilization. The first quarter of 2002 brought continued volatility and the stock market declined in January and February, though it rebounded in March. Early in the year, well-publicized accounting problems and lower than expected earnings cast a negative tone in the market. Economic data made available in March seemed to indicate a recovery was close and consumer confidence soared to a seven-month high. The Federal Reserve left rates unchanged, but indicated they might raise them later in the year if the economic rebound gained strength and future inflationary pressures began to surface.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Financials	17.8%

Information Technology	15.5%

Health Care	14.9%

Consumer Discretionary	12.6%

Industrials	11.4%

What was your primary portfolio strategy and how did it contribute to performance?

The fund uses a core strategy, which is a diversified equity strategy that invests in both value and growth-oriented companies. The strategy is built on a disciplined stock selection process that uses proprietary quantitative indicators along with qualitative assessment and review. We manage both volatility and risk to ensure a well-diversified portfolio that is benchmarked to the S&P 500.

Throughout the six-month period, stock selection contributed strongly to performance. Stock selection in the energy sector was particularly noteworthy as overweighted positions in oil and gas companies, Apache and Valero Energy, led performance higher. These companies performed very well for the period, up 86.1% and 46.7%, respectively. Stock selection also worked well in the consumer discretionary sector, led by an overweighting in USA Networks, with a return of 76.7% for the period. Other holdings that benefited from aggressive consumer spending that took place after September 11 were full service and quick-service restaurant organizations such as Darden Restaurants, Wendy’s and Tricon Global Restaurants.

EVERGREEN
Stock Selector Fund
Portfolio Manager Interview

In terms of sector allocation, a slight overweighting in transportation stocks, specifically FedEx Corporation, added positively to performance. As a whole, the group bounced back after falling initially in response to terrorist attacks and less travel. The sector rose 34.4% for the six-month period.

What types of investments in the fund did not perform well during the period?

The portfolio is positioned with small deviations from the benchmark in terms of sector weightings. Typically, these decisions do not materially impact performance. During the 12-month period, sector allocation was a slight drag on performance led by an overweighting in healthcare and an underweighting in technology. Healthcare stocks, which had been doing well in part due to their defensive nature during a time of extreme market volatility, were now being sold as consumers began to take gains and shift into more growth-oriented stocks. In contrast, investors looked to technology shares for bargains, because those shares had been beaten down over the last several months as the economy weakened. As a group, technology shares rose 26% during the period, while healthcare shares rose 0.8%.

In the financial and technology sectors, stock selection detracted modestly from performance. Within financials, overweightings in SouthTrust and Providian Financial detracted most from performance. Within technology, underweightings in Dell Computer (+40.9%) and Cisco Systems (+39.0%) led performance lower as those stocks bounced back significantly during the period.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

General Electric Co.	3.3%

Citigroup, Inc.	3.2%

Microsoft Corp.	3.0%

Pfizer, Inc.	2.6%

Johnson & Johnson Co.	2.4%

Wal-Mart Stores, Inc.	2.2%

Intel Corp.	1.9%

International Business Machines Corp.	1.9%

Merck & Co., Inc.	1.8%

Bank of America, Corp.	1.7%

What is your outlook for the equity markets over the next six months?

We anticipate continued volatility in the equity markets. Although there are signs that the economic recovery has begun, we believe that it may take a while for corporate earnings to fully recover. In this type of market environment, we believe a broad, diversified strategy with moderate overweightings, compared to the benchmark, in healthcare and consumer staples is most appropriate. We are currently modestly underweighted versus the benchmark in the areas of consumer cyclicals and technology and will maintain that allocation for the near future as we wait for the economic scenario to further unfold. As it does, we will adjust the portfolio in order to take advantage of any new information.

EVERGREEN
Tax Strategic Equity Fund
Fund at a Glance as of March 31, 2002

“The fund employs a diversified equity strategy that invests in both value and growth-oriented companies with an added attention to tax consequences. The strategy is built upon a disciplined stock selection process using proprietary quantitative indicators along with qualitative assessment and review.”
Portfolio Management

William E. Zeiff
Tenure: July 2000

PERFORMANCE AND RETURNS2

Portfolio Inception Date: 9/1/1998	Class A	Class B	Class C	Class I

Class Inception Date	9/4/1998	10/14/1998	11/4/1998	9/1/1998

6 months with sales charge	2.68%	3.52%	6.41%	N/A

6 months w/o sales charge	8.90%	8.52%	8.41%	9.08%

Average Annual Returns*

1 year with sales charge	-6.61%	-6.53%	-3.58%	N/A

1 year w/o sales charge	-0.92%	-1.61%	-1.61%	-0.58%

Since Portfolio Inception	3.22%	3.48%	4.24%	5.28%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A

	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Tax Strategic Equity Fund Class A shares,2 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

CURRENT INVESTMENT STYLE1

Morningstar’s Style Box is based on a portfolio date as of 3/31/2002.

The Equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500 as well as the size of the companies in which it invests, or median market capitalization.

1 Source: 2002 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If these fees had been reflected, returns would be lower. Returns reflect expense limits previously in effect, without which returns would be lower.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen Investments with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2002, and subject to change.

EVERGREEN
Tax Strategic Equity Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class A shares had a total return of 8.90% for the six-month period ended March 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 500 Index returned 10.97% and the median return of funds in the large cap core category was 10.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 3/31/2002)

Total Net Assets	$17,880,896

Number of Holdings	152

Beta	1.03

P/E Ratio	20.1x

What was the investment environment like during the period?

The equity market rebounded in the fourth quarter of 2001 after falling sharply following the events of September 11. We saw consumer confidence rise due partly to the Federal Reserve’s swift action to lower interest rates immediately after the markets reopened in September. Lower energy prices contributed to that confidence as the nation returned to some sense of normalcy. There were concerns that continued high unemployment and large credit card write-offs would limit consumer spending, but throughout the period the consumer proved to be resilient.

As we moved into 2002, market volatility during January and February rose, largely due to well-publicized accounting problems and lower than expected earnings reports. In March, the equity market rebounded as economic data suggested a recovery was finally underway. Consumer confidence reached a seven-month high in March. The Fed chose to leave interest rates unchanged but indicated they might raise them later in the year if the economic rebound gained strength and future inflationary pressures began to surface. The market took this as a bullish sign on the economy and responded favorably.

Top 5 Sectors
(as a percentage of 3/31/2002 net assets)

Financials	17.6%

Health Care	15.3%

Information Technology	15.3%

Consumer Discretionary	14.0%

Industrials	11.2%

What was your primary portfolio strategy?

The fund employs a diversified equity strategy that invests in both value and growth-oriented companies with an added attention to tax consequences. The strategy is built upon a disciplined stock selection process using proprietary quantitative indicators along with qualitative assessment and review. Indicators are intuitive and consistent with traditional, fundamental approaches. Volatility and risk are explicitly managed to ensure a well-diversified portfolio.

Which types of investments performed well in the portfolio over the last six months?

Overall, stock selection added modestly to performance during the period, led by consumer staples and energy. Within the consumer staples category, selections in restaurants added most to the fund’s return, led by overweighted positions in Tricon Global, a quick-service restaurant company, and Wendy’s, which were both strong performers. Within the energy sector, the largest contribution

EVERGREEN
Tax Strategic Equity Fund
Portfolio Manager Interview

came from Valero Energy Corporation (+41.8%), a producer of premium environmentally clean fuel products. Overweighted positions in Rowan Corporation, an oil and gas drilling company and Baker Hughes, an equipment producer for oilfields and process industries, also added to performance during the period.

The largest positive contribution from sector allocation came from an overweighting in the energy sector, which returned 10.6% during the period.

Were there any investments that had a negative performance impact?

While the overall contribution of stock selection was positive in the portfolio during the period, several selections within the finance and technology sectors detracted from performance. The selection that detracted most in the financial sector was an overweighting in consumer finance company, Providian Corporation, which fell negative 62.5% during the period. Within technology, an underweighting in Cisco Systems, which returned 39.0% during the period, detracted most from performance. An overweighted position in Tyco International also negatively impacted performance as the stock fell on news that the company’s accounting practices would be investigated for potential problems.

Sector allocation detracted from performance during the period. This lag was led by an overweighting in healthcare and an underweighting in technology, particularly semiconductors and networking stocks, as investors sold out of more defensive stocks in favor of more growth-oriented companies which had been beaten down over the last several months.

Top 10 Holdings
(as a percentage of 3/31/2002 net assets)

General Electric Co.	3.3%

Microsoft Corp.	3.1%

Pfizer, Inc.	2.7%

Citigroup, Inc.	2.6%

Johnson & Johnson Co.	2.5%

Wal-Mart Stores, Inc.	2.4%

International Business Machines Corp.	2.3%

Intel Corp.	1.9%

Procter & Gamble Co.	1.7%

Bank of America Corp.	1.6%

What is your outlook for the remainder of the year?

We anticipate that the equity markets will experience several more months of volatility as the impact of Enron’s accounting scandal and investigations into other corporate accounting practices become more clear. Investors need to become more confident about the companies they are investing in and the future of the economy before any gains in the market can be sustained. Although there are signs that an economic recovery may be underway, we believe it may take a while for corporate earnings to fully recover. In this type of market environment, we believe a broad, diversified strategy with moderate overweightings compared to the benchmark in healthcare and consumer staples is most appropriate. We are currently underweighted versus the benchmark in the areas of consumer cyclicals and technology, and will maintain that allocation for the near future. We will monitor the portfolio as economic data becomes available and look for any evidence of a true recovery. As it does, we will adjust the portfolio in order to take advantage of any new information.

EVERGREEN
Aggressive Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS A

Net asset value, beginning of period	$13.21	$38.14	$25.87	$21.26	$23.48	$21.04

Income from investment operations

Net investment loss	(0.07)	(0.11)	(0.24)	(0.22)	(0.25)	(0.21)

Net realized and unrealized gains or losses on securities	1.53	(14.49)	15.78	7.46	(1.12)	2.65

Total from investment operations	1.46	(14.60)	15.54	7.24	(1.37)	2.44

Distributions to shareholders from

Net realized gains	0	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$14.67	$13.21	$38.14	$25.87	$21.26	$23.48

Total return*	11.05%	(47.31%)	64.76%	36.92%	(5.93%)	11.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$142,671	$133,001	$284,984	$166,524	$137,776	$173,982

Ratios to average net assets
Expenses‡	1.37%†	1.26%	1.12%	1.18%	1.33%	1.26%

Net investment loss	(1.03%)†	(0.58%)	(0.70%)	(0.92%)	(1.14%)	(1.05%)

Portfolio turnover rate	126%	224%	203%	86%	22%	56%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$12.25	$36.50	$25.04	$20.78	$23.18	$20.89

Income from investment operations

Net investment loss	(0.12)	(0.23)	(0.54)	(0.40)	(0.41)	(0.37)

Net realized and unrealized gains or losses on securities	1.42	(13.69)	15.27	7.29	(1.14)	2.66

Total from investment operations	1.30	(13.92)	14.73	6.89	(1.55)	2.29

Distributions to shareholders from

Net realized gains	0	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$13.55	$12.25	$36.50	$25.04	$20.78	$23.18

Total return*	10.61%	(47.68%)	63.56%	36.00%	(6.82%)	10.96%

Ratios and supplemental data

Net assets, end of period (thousands)	$66,613	$67,083	$134,252	$56,466	$36,301	$41,167

Ratios to average net assets
Expenses‡	2.12%†	2.01%	1.88%	1.93%	2.08%	2.02%

Net investment loss	(1.78%)†	(1.33%)	(1.44%)	(1.67%)	(1.88%)	(1.80%)

Portfolio turnover rate	126%	224%	203%	86%	22%	56%

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Aggressive Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS C

Net asset value, beginning of period	$12.20	$36.42	$24.98	$20.75	$23.16	$20.88

Income from investment operations

Net investment loss	(0.12)	(0.22)	(0.58)	(0.39)	(0.41)	(0.36)

Net realized and unrealized gains or losses on securities	1.42	(13.67)	15.29	7.25	(1.15)	2.64

Total from investment operations	1.30	(13.89)	14.71	6.86	(1.56)	2.28

Distributions to shareholders from

Net realized gains	0	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$13.50	$12.20	$36.42	$24.98	$20.75	$23.16

Total return*	10.66%	(47.72%)	63.64%	35.90%	(6.87%)	10.92%

Ratios and supplemental data

Net assets, end of period (thousands)	$8,820	$8,657	$15,736	$4,685	$2,570	$3,992

Ratios to average net assets
Expenses‡	2.12%†	2.02%	1.91%	1.92%	2.08%	2.02%

Net investment loss	(1.78%)†	(1.32%)	(1.40%)	(1.67%)	(1.88%)	(1.80%)

Portfolio turnover rate	126%	224%	203%	86%	22%	56%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS I **

Net asset value, beginning of period	$13.62	$38.86	$26.23	$21.46	$23.57	$21.09

Income from investment operations

Net investment loss	(0.06)	(0.06)	(0.16)	(0.17)	(0.20)	(0.17)

Net realized and unrealized gains or losses on securities	1.59	(14.85)	16.06	7.57	(1.06)	2.65

Total from investment operations	1.53	(14.91)	15.90	7.40	(1.26)	2.48

Distributions to shareholders from

Net realized gains	0	(10.33)	(3.27)	(2.63)	(0.85)	0

Net asset value, end of period	$15.15	$13.62	$38.86	$26.23	$21.46	$23.57

Total return	11.23%	(47.20%)	65.30%	37.36%	(5.43%)	11.76%

Ratios and supplemental data

Net assets, end of period (thousands)	$18,829	$18,571	$48,523	$28,867	$28,314	$44,384

Ratios to average net assets
Expenses‡	1.12%†	1.00%	0.88%	0.93%	1.08%	1.01%

Net investment loss	(0.78%)†	(0.33%)	(0.44%)	(0.67%)	(0.89%)	(0.78%)

Portfolio turnover rate	126%	224%	203%	86%	22%	56%

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class Y).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Capital Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999	1998	1997

CLASS A (a)

Net asset value, beginning of period	$21.97	$27.29	$24.38	$22.71	$22.42	$19.36

Income from investment operations

Net investment income (loss)	(0.02)	0.02	(0.02)	(0.05)	(0.10)	(0.02)

Net realized and unrealized gains or losses on securities	1.27	(3.14)	3.44	4.27	2.34	5.87

Total from investment operations	1.25	(3.12)	3.42	4.22	2.24	5.85

Distributions to shareholders from

Net investment income	0	0	0	0	(0.01)	0

Net realized gains	0	(2.20)	(0.51)	(2.55)	(1.94)	(2.79)

Total distributions to shareholders	0	(2.20)	(0.51)	(2.55)	(1.95)	(2.79)

Net asset value, end of period	$23.22	$21.97	$27.29	$24.38	$22.71	$22.42

Total return*	5.69%	(12.79%)	14.21%	20.21%	10.72%	34.78%

Ratios and supplemental data

Net assets, end of period (thousands)	$263,955	$255,693	$222,615	$285,690	$145,117	$65,703

Ratios to average net assets
Expenses‡	1.57%†	1.47%	1.65%	1.39%	1.34%	1.41%

Net investment income (loss)	(0.20%)†	0.08%	(0.07%)	(0.21%)	0.06%	0.53%

Portfolio turnover rate	200%	141%	77%	82%	104%	64

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 (b) #

CLASS B (a)

Net asset value, beginning of period	$21.65	$27.11	$24.33

Income from investment operations

Net investment loss	(0.08)	(0.19)	(0.14)

Net realized and unrealized gains or losses on securities	1.23	(3.07)	3.43

Total from investment operations	1.15	(3.26)	3.29

Distributions to shareholders from

Net realized gains	0	(2.20)	(0.51)

Net asset value, end of period	$22.80	$21.65	$27.11

Total return*	5.31%	(13.44%)	13.70%

Ratios and supplemental data

Net assets, end of period (thousands)	$200,296	$145,229	$18,423

Ratios to average net assets
Expenses‡	2.32%†	2.26%	2.35%†

Net investment loss	(0.97%)†	(0.78%)	(0.59%)†

Portfolio turnover rate	200%	141%	77%

(a) Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.

(b) For the period from October 25, 1999 (commencement of class operations) to September 30, 2000.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Capital Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999	1998	1997

CLASS C (a)

Net asset value, beginning of period	$20.25	$25.49	$22.97	$21.72	$21.68	$18.92

Income from investment operations

Net investment loss	(0.09)	(0.16)	(0.19)	(0.22)	(0.08)	0

Net realized and unrealized gains or losses on securities	1.16	(2.88)	3.22	4.02	2.07	5.55

Total from investment operations	1.07	(3.04)	3.03	3.80	1.99	5.55

Distributions to shareholders from

Net investment income	0	0	0	0	(0.01)	0

Net realized gains	0	(2.20)	(0.51)	(2.55)	(1.94)	(2.79)

Total distributions to shareholders	0	(2.20)	(0.51)	(2.55)	(1.95)	(2.79)

Net asset value, end of period	$21.32	$20.25	$25.49	$22.97	$21.72	$21.68

Total return*	5.28%	(13.42%)	13.37%	19.08%	9.86%	33.88%

Ratios and supplemental data

Net assets, end of period (thousands)	$252,863	$233,563	$223,242	$253,281	$196,751	$113,587

Ratios to average net assets
Expenses‡	2.32%†	2.22%	2.41%	2.14%	2.09%	2.16%

Net investment loss	(0.95%)†	(0.66%)	(0.82%)	(0.96%)	(0.70%)	(0.22%)

Portfolio turnover rate	200%	141%	77%	82%	104%	64%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999	1998 (b)

CLASS I (a) **

Net asset value, beginning of period	$22.21	$27.49	$24.50	$22.74	$20.81

Income from investment operations

Net investment income	0.02	0.05	0.12	0	0.02

Net realized and unrealized gains or losses on securities	1.28	(3.13)	3.38	4.31	2.16

Total from investment operations	1.30	(3.08)	3.50	4.31	2.18

Distributions to shareholders from

Net realized gains	0	(2.20)	(0.51)	(2.55)	(0.25)

Net asset value, end of period	$23.51	$22.21	$27.49	$24.50	$22.74

Total return	5.85%	(12.54%)	14.48%	20.57%	10.56%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,128	$1,210	$37	$1	$1

Ratios to average net assets
Expenses‡	1.31%†	1.25%	1.34%	1.13%	1.09%†

Net investment income	0.05%†	0.21%	0.47%	0.08%	0.38%†

Portfolio turnover rate	200%	141%	77%	82%	104%

(a) Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.

(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Evergreen Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS A

Net asset value, beginning of period	$11.21	$16.88	$24.24	$21.11	$22.96	$17.64

Income from investment operations

Net investment income (loss)	(0.01)	(0.03)	(0.12)	0.02	0.06	0.11

Net realized and unrealized gains or losses on securities	0.85	(5.43)	2.79	3.22	(1.31)	5.71

Total from investment operations	0.84	(5.46)	2.67	3.24	(1.25)	5.82

Distributions to shareholders from

Net investment income	0	0	0	(0.04)	(0.10)	(0.09)

Net realized gains	0	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Total distributions to shareholders	0	(0.21)	(10.03)	(0.11)	(0.60)	(0.50)

Net asset value, end of period	$12.05	$11.21	$16.88	$24.24	$21.11	$22.96

Total return*	7.49%	(32.68%)	11.07%	15.34%	(5.59%)	33.72%

Ratios and supplemental data

Net assets, end of period (millions)	$90	$85	$161	$180	$183	$161

Ratios to average net assets
Expenses‡	1.52%†	1.51%	1.43%	1.39%	1.44%	1.40%

Net investment income (loss)	(0.12%)†	(0.20%)	(0.49%)	0.06%	0.24%	0.58%

Portfolio turnover rate	86%	160%	119%	35%	7%	12%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS B

Net asset value, beginning of period	$10.68	$16.21	$23.80	$20.82	$22.69	$17.49

Income from investment operations

Net investment loss	(0.10)	(0.13)	(0.28)	(0.17)	(0.12)	(0.03)

Net realized and unrealized gains or losses on securities	0.85	(5.19)	2.72	3.22	(1.25)	5.64

Total from investment operations	0.75	(5.32)	2.44	3.05	(1.37)	5.61

Distributions to shareholders from

Net realized gains	0	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Net asset value, end of period	$11.43	$10.68	$16.21	$23.80	$20.82	$22.69

Total return*	7.02%	(33.17%)	10.22%	14.65%	(6.18%)	32.69%

Ratios and supplemental data

Net assets, end of period (millions)	$282	$296	$553	$646	$624	$503

Ratios to average net assets
Expenses‡	2.27%†	2.27%	2.18%	2.14%	2.19%	2.15%

Net investment loss	(0.86%)†	(0.95%)	(1.23%)	(0.70%)	(0.50%)	(0.16%)

Portfolio turnover rate	86%	160%	119%	35%	7%	12%

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Evergreen Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS C

Net asset value, beginning of period	$10.65	$16.18	$23.77	$20.79	$22.66	$17.47

Income from investment operations

Net investment loss	(0.10)	(0.13)	(0.28)	(0.16)	(0.11)	(0.04)

Net realized and unrealized gains or losses on securities	0.86	(5.19)	2.72	3.21	(1.26)	5.64

Total from investment operations	0.76	(5.32)	2.44	3.05	(1.37)	5.60

Distributions to shareholders from

Net realized gains	0	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Net asset value, end of period	$11.41	$10.65	$16.18	$23.77	$20.79	$22.66

Total return*	7.14%	(33.23%)	10.23%	14.67%	(6.19%)	32.67%

Ratios and supplemental data

Net assets, end of period (millions)	$5	$6	$11	$14	$13	$9

Ratios to average net assets
Expenses‡	2.27%†	2.27%	2.18%	2.14%	2.19%	2.16%

Net investment loss	(0.86%)†	(0.95%)	(1.24%)	(0.70%)	(0.50%)	(0.18%)

Portfolio turnover rate	86%	160%	119%	35%	7%	12%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 #

CLASS I **

Net asset value, beginning of period	$11.45	$17.20	$24.48	$21.25	$23.07	$17.71

Income from investment operations

Net investment income (loss)	0.03	0.01	(0.06)	0.07	0.12	0.16

Net realized and unrealized gains or losses on securities	0.85	(5.55)	2.81	3.28	(1.30)	5.73

Total from investment operations	0.88	(5.54)	2.75	3.35	(1.18)	5.89

Distributions to shareholders from

Net investment income	0	0	0	(0.05)	(0.14)	(0.12)

Net realized gains	0	(0.21)	(10.03)	(0.07)	(0.50)	(0.41)

Total distributions to shareholders	0	(0.21)	(10.03)	(0.12)	(0.64)	(0.53)

Net asset value, end of period	$12.33	$11.45	$17.20	$24.48	$21.25	$23.07

Total return	7.69%	(32.53%)	11.32%	15.79%	(5.25%)	34.08%

Ratios and supplemental data

Net assets, end of period (millions)	$492	$508	$887	$1,086	$1,028	$1,104

Ratios to average net assets
Expenses‡	1.27%†	1.27%	1.18%	1.14%	1.18%	1.15%

Net investment income (loss)	0.14%†	0.05%	(0.23%)	0.30%	0.49%	0.80%

Portfolio turnover rate	86%	160%	119%	35%	7%	12%

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were named Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000	1999	1998	1997

CLASS A (a)

Net asset value, beginning of period	$12.35	$25.11	$15.99	$14.60	$19.94	$18.47

Income from investment operations

Net investment loss	(0.06)	(0.23)	(0.20)	(0.12)	(0.12)	(0.17)

Net realized and unrealized gains or losses on securities	3.08	(6.84)	10.19	2.07	(4.03)	4.19

Total from investment operations	3.02	(7.07)	9.99	1.95	(4.15)	4.02

Distributions to shareholders from

Net realized gains	0	(5.69)	(0.87)	(0.56)	(1.19)	(2.55)

Net asset value, end of period	$15.37	$12.35	$25.11	$15.99	$14.60	$19.94

Total return*	24.45%	(33.68%)	65.01%	13.90%	(22.08%)	25.81%

Ratios and supplemental data

Net assets, end of period (thousands)	$77,213	$64,885	$114,248	$92,229	$77,720	$105,033

Ratios to average net assets
Expenses‡	1.27%†	1.34%	1.44%	1.30%	1.26%	1.28%

Net investment loss	(0.89%)†	(0.79%)	(0.91%)	(0.71%)	(0.56%)	(0.67%)

Portfolio turnover rate	38%	111%	137%	108%	88%	77%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000 (b)

CLASS B (a)

Net asset value, beginning of period	$11.50	$23.97	$14.88

Income from investment operations

Net investment loss	(0.11)	(0.20)	(0.35)

Net realized and unrealized gains or losses on securities	2.87	(6.58)	10.31

Total from investment operations	2.76	(6.78)	9.96

Distributions to shareholders from

Net realized gains	0	(5.69)	(0.87)

Net asset value, end of period	$14.26	$11.50	$23.97

Total return*	24.00%	(34.19%)	69.62%

Ratios and supplemental data

Net assets, end of period (thousands)	$11,264	$6,252	$6,155

Ratios to average net assets
Expenses‡	2.02%†	2.09%	2.14%†

Net investment loss	(1.64%)†	(1.55%)	(1.60%)†

Portfolio turnover rate	38%	111%	137%

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.

(b) For the period from October 18, 1999 (commencement of class operations) to September 30, 2000.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000	1999	1998	1997

CLASS C (a)

Net asset value, beginning of period	$11.49	$23.94	$15.39	$14.18	$19.53	$18.29

Income from investment operations

Net investment loss	(0.11)	(0.19)	(0.35)	(0.25)	(0.23)	(0.22)

Net realized and unrealized gains or losses on securities	2.85	(6.57)	9.77	2.02	(3.93)	4.01

Total from investment operations	2.74	(6.76)	9.42	1.77	(4.16)	3.79

Distributions to shareholders from

Net realized gains	0	(5.69)	(0.87)	(0.56)	(1.19)	(2.55)

Net asset value, end of period	$14.23	$11.49	$23.94	$15.39	$14.18	$19.53

Total return*	23.85%	(34.13%)	63.79%	13.01%	(22.62%)	24.66%

Ratios and supplemental data

Net assets, end of period (thousands)	$308,759	$263,292	$439,879	$334,484	$383,188	$506,230

Ratios to average net assets
Expenses‡	2.02%†	2.09%	2.20%	2.05%	2.01%	2.03%

Net investment loss	(1.64%)†	(1.54%)	(1.67%)	(1.45%)	(1.30%)	(1.42%)

Portfolio turnover rate	38%	111%	137%	108%	88%	77%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000	1999	1998 (b)

CLASS I (a) **

Net asset value, beginning of period	$12.50	$25.28	$16.05	$14.63	$18.12

Income from investment operations

Net investment loss	(0.05)	(0.15)	(0.15)	(0.07)	(0.02)

Net realized and unrealized gains or losses on securities	3.12	(6.94)	10.25	2.05	(3.28)

Total from investment operations	3.07	(7.09)	10.10	1.98	(3.30)

Distributions to shareholders from

Net realized gains	0	(5.69)	(0.87)	(0.56)	(0.19)

Net asset value, end of period	$15.57	$12.50	$25.28	$16.05	$14.63

Total return	24.56%	(33.49%)	65.47%	14.08%	(18.36%)

Ratios and supplemental data

Net assets, end of period (thousands)	$151,961	$116,217	$136,704	$35,427	$25,353

Ratios to average net assets
Expenses‡	1.02%†	1.09%	1.18%	1.05%	1.01%†

Net investment loss	(0.64%)†	(0.55%)	(0.65%)	(0.47%)	(0.04%)†

Portfolio turnover rate	38%	111%	137%	108%	88%

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.

(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Large Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period	$5.60	$12.64	$11.03	$9.67	$9.12

Income from investment operations

Net investment income (loss)	(0.01)	(0.01)	(0.05)	(0.03)	0.01

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.58	(4.40)	3.46	2.73	0.54

Total from investment operations	0.57	(4.41)	3.41	2.70	0.55

Distributions to shareholders from

Net realized gains	0	(2.63)	(1.80)	(1.34)	0

Net asset value, end of period	$6.17	$5.60	$12.64	$11.03	$9.67

Total return*	10.18%	(41.80%)	33.16%	30.15%	6.03%

Ratios and supplemental data

Net assets, end of period (millions)	$560	$534	$1,090	$862	$706

Ratios to average net assets
Expenses‡	1.07%†	1.01%	0.95%	1.00%	1.10%†

Net investment income (loss)	(0.38%)†	(0.15%)	(0.34%)	(0.29%)	0.08%†

Portfolio turnover rate	103%	184%	147%	132%	141%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,					Year Ended October 31, 1996
		2001	2000	1999 #	1998 #	1997 (b) #

CLASS B

Net asset value, beginning of period	$5.38	$12.34	$10.89	$9.63	$10.61	$8.68	$8.05

Income from investment operations

Net investment income (loss)	(0.03)	(0.02)	(0.21)	(0.11)	(0.03)	0.01	(0.04)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.57	(4.31)	3.46	2.71	0.39	2.96	1.04

Total from investment operations	0.54	(4.33)	3.25	2.60	0.36	2.97	1.00

Distributions to shareholders from

Net investment income	0	0	0	0	(0.02)	0	(0.01)

Net realized gains	0	(2.63)	(1.80)	(1.34)	(1.32)	(1.04)	(0.36)

Total distributions to shareholders	0	(2.63)	(1.80)	(1.34)	(1.34)	(1.04)	(0.37)

Net asset value, end of period	$5.92	$5.38	$12.34	$10.89	$9.63	$10.61	$8.68

Total return*	10.04%	(42.28%)	31.99%	29.15%	3.87%	37.74%	12.95%

Ratios and supplemental data

Net assets, end of period (millions)	$35	$43	$86	$103	$130	$920	$497

Ratios to average net assets
Expenses‡	1.82%†	1.76%	1.71%	1.75%	1.36%	1.19%†	1.91%

Net investment income (loss)	(1.12%)†	(0.90%)	(1.09%)	(1.03%)	(0.26%)	0.12%†	(0.48%)

Portfolio turnover rate	103%	184%	147%	132%	141%	71%	156%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.

(b) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Large Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000	1999 #	1998 (a) #

CLASS C

Net asset value, beginning of period	$5.39	$12.35	$10.89	$9.63	$9.25

Income from investment operations

Net investment loss	(0.03)	(0.03)	(0.04)	(0.12)	(0.07)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.56	(4.30)	3.30	2.72	0.45

Total from investment operations	0.53	(4.33)	3.26	2.60	0.38

Distributions to shareholders from

Net realized gains	0	(2.63)	(1.80)	(1.34)	0

Net asset value, end of period	$5.92	$5.39	$12.35	$10.89	$9.63

Total return*	9.83%	(42.22%)	32.08%	29.15%	4.11%

Ratios and supplemental data

Net assets, end of period (thousands)	$7,608	$5,690	$7,176	$2,452	$453

Ratios to average net assets
Expenses‡	1.82%†	1.76%	1.71%	1.75%	1.84%†

Net investment loss	(1.12%)†	(0.88%)	(1.11%)	(1.08%)	(0.80%)†

Portfolio turnover rate	103%	184%	147%	132%	141%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001	2000	1999 (b) #

CLASS I **

Net asset value, beginning of period	$5.54	$12.51	$10.92	$11.28

Income from investment operations

Net investment loss	0	0	(0.01)	0

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.58	(4.34)	3.40	(0.36)

Total from investment operations	0.58	(4.34)	3.39	(0.36)

Distributions to shareholders from

Net realized gains	0	(2.63)	(1.80)	0

Net asset value, end of period	$6.12	$5.54	$12.51	$10.92

Total return	10.47%	(41.65%)	33.34%	(3.19%)

Ratios and supplemental data

Net assets, end of period (thousands)	$1,859	$1,604	$2,602	$238

Ratios to average net assets
Expenses‡	0.82%†	0.76%	0.71%	0.75%†

Net investment income (loss)	(0.15%)†	0.11%	(0.14%)	(0.10%)†

Portfolio turnover rate	103%	184%	147%	132%

(a) For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.

(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Masters Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000 #	1999 (a)

CLASS A

Net asset value, beginning of period	$7.24	$13.22	$10.05	$10.00

Income from investment operations

Net investment loss	(0.02)	(0.08)	(0.10)	(0.05)

Net realized and unrealized gains or losses on securities	1.04	(4.13)	3.27	0.10

Total from investment operations	1.02	(4.21)	3.17	0.05

Distributions to shareholders from

Net realized gains	0	(1.77)	0	0

Net asset value, end of period	$8.26	$7.24	$13.22	$10.05

Total return*	14.09%	(35.91%)	31.54%	0.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$100,364	$100,713	$192,473	$167,848

Ratios to average net assets
Expenses‡	1.80%†	1.63%	1.58%	1.72%†

Net investment loss	(0.88%)†	(0.77%)	(0.78%)	(0.70%)†

Portfolio turnover rate	53%	80%	111%	63%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000 #	1999 (a)

CLASS B

Net asset value, beginning of period	$7.08	$13.07	$10.01	$10.00

Income from investment operations

Net investment loss	(0.07)	(0.13)	(0.19)	(0.09)

Net realized and unrealized gains or losses on securities	1.04	(4.09)	3.25	0.10

Total from investment operations	0.97	(4.22)	3.06	0.01

Distributions to shareholders from

Net realized gains	0	(1.77)	0	0

Net asset value, end of period	$8.05	$7.08	$13.07	$10.01

Total return*	13.70%	(36.46%)	30.57%	0.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$99,483	$92,928	$133,637	$82,979

Ratios to average net assets
Expenses‡	2.55%†	2.38%	2.34%	2.47%†

Net investment loss	(1.62%)†	(1.52%)	(1.54%)	(1.48%)†

Portfolio turnover rate	53%	80%	111%	63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.

* Excluding applicable sales charges.

# Net investment loss per share is based average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Masters Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000 #	1999 (a)

CLASS C

Net asset value, beginning of period	$7.07	$13.05	$10.00	$10.00

Income from investment operations

Net investment loss	(0.07)	(0.11)	(0.19)	(0.09)

Net realized and unrealized gains or losses on securities	1.04	(4.10)	3.24	0.09

Total from investment operations	0.97	(4.21)	3.05	0

Distributions to shareholders from

Net realized gains	0	(1.77)	0	0

Net asset value, end of period	$8.04	$7.07	$13.05	$10.00

Total return*	13.72%	(36.44%)	30.50%	0.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$10,063	$9,450	$11,387	$4,837

Ratios to average net assets
Expenses‡	2.55%†	2.39%	2.35%	2.47%†

Net investment loss	(1.63%)†	(1.52%)	(1.55%)	(1.48%)†

Portfolio turnover rate	53%	80%	111%	63%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001	2000 #	1999 (a)

CLASS I **

Net asset value, beginning of period	$7.29	$13.27	$10.07	$10.00

Income from investment operations

Net investment loss	(0.02)	(0.05)	(0.07)	(0.01)

Net realized and unrealized gains or losses on securities	1.05	(4.16)	3.27	0.08

Total from investment operations	1.03	(4.21)	3.20	0.07

Distributions to shareholders from

Net realized gains	0	(1.77)	0	0

Net asset value, end of period	$8.32	$7.29	$13.27	$10.07

Total return	14.13%	(35.76%)	31.78%	0.70%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,416	$2,228	$4,479	$3,348

Ratios to average net assets
Expenses‡	1.55%†	1.37%	1.34%	1.50%†

Net investment loss	(0.62%)†	(0.52%)	(0.53%)	(0.43%)†

Portfolio turnover rate	53%	80%	111%	63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective on the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,					Year Ended December 31, 1996
		2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS A

Net asset value, beginning of period	$20.43	$38.93	$26.82	$21.50	$22.69	$19.52	$19.56

Income from investment operations

Net investment loss	(0.11)	(0.19)	(0.22)	(0.17)	(0.09)	(0.03)	(0.06)

Net realized and unrealized gains or losses on securities	1.98	(16.67)	13.32	8.10	1.03	4.05	2.15

Total from investment operations	1.87	(16.86)	13.10	7.93	0.94	4.02	2.09

Distributions to shareholders from

Net realized gains	0	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)	(2.13)

Net asset value, end of period	$22.30	$20.43	$38.93	$26.82	$21.50	$22.69	$19.52

Total return*	9.15%	(44.67%)	49.83%	39.56%	4.43%	21.45%	11.31%

Ratios and supplemental data

Net assets, end of period (thousands)	$556,952	$504,419	$865,958	$371,361	$156,220	$162,847	$154,825

Ratios to average net assets
Expenses‡	1.45%†	1.31%	1.18%	1.30%	1.32%	1.32%†	1.33%

Net investment loss	(1.00%)†	(0.74%)	(0.59%)	(0.66%)	(0.38%)	(0.20%)†	(0.29%)

Portfolio turnover rate	93%	198%	152%	120%	159%	76%	173%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,					Year Ended December 31, 1996
		2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS B

Net asset value, beginning of period	$18.62	$35.92	$24.99	$20.32	$21.71	$18.83	$19.10

Income from investment operations

Net investment loss	(0.19)	(0.36)	(0.46)	(0.34)	(0.25)	(0.15)	(0.17)

Net realized and unrealized gains or losses on securities	1.82	(15.30)	12.38	7.62	0.99	3.88	2.03

Total from investment operations	1.63	(15.66)	11.92	7.28	0.74	3.73	1.86

Distributions to shareholders from

Net realized gains	0	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)	(2.13)

Net asset value, end of period	$20.25	$18.62	$35.92	$24.99	$20.32	$21.71	$18.83

Total return*	8.75%	(45.09%)	48.72%	38.57%	3.64%	20.68%	10.31%

Ratios and supplemental data

Net assets, end of period (thousands)	$803,963	$778,976	$1,349,647	$372,956	$114,068	$110,349	$89,921

Ratios to average net assets
Expenses‡	2.20%†	2.06%	1.94%	2.05%	2.10%	2.18%†	2.20%

Net investment loss	(1.76%)†	(1.49%)	(1.35%)	(1.41%)	(1.16%)	(1.06%)†	(1.15%)

Portfolio turnover rate	93%	198%	152%	120%	159%	76%	173%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,					Year Ended December 31, 1996
		2001 #	2000 #	1999 #	1998 #	1997 (a) #

CLASS C

Net asset value, beginning of period	$18.67	$36.01	$25.05	$20.37	$21.74	$18.86	$19.13

Income from investment operations

Net investment loss	(0.19)	(0.36)	(0.47)	(0.33)	(0.25)	(0.15)	(0.18)

Net realized and unrealized gains or losses on securities	1.82	(15.34)	12.42	7.62	1.01	3.88	2.04

Total from investment operations	1.63	(15.70)	11.95	7.29	0.76	3.73	1.86

Distributions to shareholders from

Net realized gains	0	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)	(2.13)

Net asset value, end of period	$20.30	$18.67	$36.01	$25.05	$20.37	$21.74	$18.86

Total return*	8.73%	(45.09%)	48.73%	38.52%	3.73%	20.65%	10.29%

Ratios and supplemental data

Net assets, end of period (thousands)	$196,295	$189,191	$285,022	$26,929	$13,752	$16,067	$17,628

Ratios to average net assets
Expenses‡	2.20%†	2.07%	1.95%	2.04%	2.11%	2.18%†	2.21%

Net investment loss	(1.76%)†	(1.49%)	(1.37%)	(1.40%)	(1.16%)	(1.05%)†	(1.17%)

Portfolio turnover rate	93%	198%	152%	120%	159%	76%	173%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 #	1997 (b) #

CLASS I **

Net asset value, beginning of period	$20.65	$39.23	$26.96	$21.54	$22.68	$19.98

Income from investment operations

Net investment loss	(0.06)	(0.13)	(0.13)	(0.11)	(0.02)	(0.01)

Net realized and unrealized gains or losses on securities	1.98	(16.81)	13.39	8.14	1.01	3.56

Total from investment operations	1.92	(16.94)	13.26	8.03	0.99	3.55

Distributions to shareholders from

Net realized gains	0	(1.64)	(0.99)	(2.61)	(2.13)	(0.85)

Net asset value, end of period	$22.57	$20.65	$39.23	$26.96	$21.54	$22.68

Total return	9.30%	(44.53%)	50.17%	39.99%	4.67%	18.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$14,686	$14,151	$23,520	$4,586	$571	$5

Ratios to average net assets
Expenses‡	1.20%†	1.06%	0.94%	1.05%	1.11%	1.24%†

Net investment loss	(0.76%)†	(0.49%)	(0.36%)	(0.42%)	(0.09%)	(0.21%)†

Portfolio turnover rate	93%	198%	152%	120%	159%	76%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.

(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,2001 (a)

CLASS A

Net asset value, beginning of period	$4.95	$10.00

Income from investment operations

Net investment loss	(0.03)	(0.04)

Net realized and unrealized gains or losses on securities	0.70	(5.01)

Total from investment operations	0.67	(5.05)

Net asset value, end of period	$5.62	$4.95

Total return*	13.54%	(50.50%)

Ratios and supplemental data

Net assets, end of period (thousands)	$97,538	$97,212

Ratios to average net assets
Expenses‡	1.56%†	1.51%†

Net investment loss	(1.08%)†	(0.66%)†

Portfolio turnover rate	132%	333%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,2001 (a)

CLASS B

Net asset value, beginning of period	$4.91	$10.00

Income from investment operations

Net investment loss	(0.05)	(0.08)

Net realized and unrealized gains or losses on securities	0.69	(5.01)

Total from investment operations	0.64	(5.09)

Net asset value, end of period	$5.55	$4.91

Total return*	13.03%	(50.90%)

Ratios and supplemental data

Net assets, end of period (thousands)	$6,858	$6,042

Ratios to average net assets
Expenses‡	2.32%†	2.27%†

Net investment loss	(1.83%)†	(1.49%)†

Portfolio turnover rate	132%	333%

(a) For the period from October 31, 2000 (commencement of class operations) to September 30, 2001.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Omega Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,2001 (a)

CLASS C

Net asset value, beginning of period	$4.92	$10.00

Income from investment operations

Net investment loss	(0.05)	(0.08)

Net realized and unrealized gains or losses on securities	0.70	(5.00)

Total from investment operations	0.65	(5.08)

Net asset value, end of period	$5.57	$4.92

Total return*	13.21%	(50.80%)

Ratios and supplemental data

Net assets, end of period (thousands)	$2,555	$2,056

Ratios to average net assets
Expenses‡	2.32%†	2.27%†

Net investment loss	(1.83%)†	(1.45%)†

Portfolio turnover rate	132%	333%

	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30,2001 (a)

CLASS I **

Net asset value, beginning of period	$4.96	$10.00

Income from investment operations

Net investment loss	(0.03)	(0.02)

Net realized and unrealized gains or losses on securities	0.71	(5.02)

Total from investment operations	0.68	(5.04)

Net asset value, end of period	$5.64	$4.96

Total return	13.71%	(50.40%)

Ratios and supplemental data

Net assets, end of period (thousands)	$48	$74

Ratios to average net assets
Expenses‡	1.32%†	1.26%†

Net investment loss	(0.83%)†	(0.38%)†

Portfolio turnover rate	132%	333%

(a) For the period from October 31, 2000 (commencement of class operations) to September 30, 2001.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Small Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period	$3.48	$10.57	$6.47	$5.72	$7.75

Income from investment operations

Net investment loss	(0.01)	(0.02)	(0.04)	(0.04)	(0.04)

Net realized and unrealized gains or losses on securities	0.64	(3.73)	4.14	1.97	(1.99)

Total from investment operations	0.63	(3.75)	4.10	1.93	(2.03)

Distributions to shareholders from

Net realized gains	0	(3.34)	0	(1.18)	0

Net asset value, end of period	$4.11	$3.48	$10.57	$6.47	$5.72

Total return*	18.10%	(46.35%)	63.37%	39.74%	(26.19%)

Ratios and supplemental data

Net assets, end of period (millions)	$639	$574	$1,110	$712	$589

Ratios to average net assets
Expenses‡	1.15%†	1.05%	1.01%	1.17%	1.15%†

Net investment loss	(0.67%)†	(0.41%)	(0.46%)	(0.63%)	(0.50%)†

Portfolio turnover rate	61%	181%	220%	125%	97%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,					Year Ended May 31, 1997
		2001 #	2000 #	1999 #	1998 #	1997 (b) #

CLASS B

Net asset value, beginning of period	$3.35	$10.35	$6.39	$5.69	$9.44	$8.44	$10.35

Income from investment operations

Net investment loss	(0.03)	(0.06)	(0.11)	(0.07)	(0.07)	(0.04)	(0.11)

Net realized and unrealized gains or losses on securities	0.62	(3.60)	4.07	1.95	(2.90)	1.74	(0.78)

Total from investment operations	0.59	(3.66)	3.96	1.88	(2.97)	1.70	(0.89)

Distributions to shareholders from

Net realized gains	0	(3.34)	0	(1.18)	(0.78)	(0.70)	(1.02)

Net asset value, end of period	$3.94	$3.35	$10.35	$6.39	$5.69	$9.44	$8.44

Total return*	17.61%	(46.54%)	61.97%	38.95%	(33.91%)	21.43%	(8.61%)

Ratios and supplemental data

Net assets, end of period (millions)	$30	$35	$81	$107	$200	$1,546	$1,407

Ratios to average net assets
Expenses‡	1.90%†	1.80%	1.77%	1.93%	1.36%	1.77%†	1.75%

Net investment loss	(1.42%)†	(1.17%)	(1.23%)	(1.35%)	(0.89%)	(1.43%)†	(1.32%)

Portfolio turnover rate	61%	181%	220%	125%	97%	28%	48%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.

(b) For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Small Company Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS C

Net asset value, beginning of period	$3.35	$10.36	$6.39	$5.70	$7.73

Income from investment operations

Net investment loss	(0.03)	(0.06)	(0.12)	(0.07)	(0.10)

Net realized and unrealized gains or losses on securities	0.61	(3.61)	4.09	1.94	(1.93)

Total from investment operations	0.58	(3.67)	3.97	1.87	(2.03)

Distributions to shareholders from

Net realized gains	0	(3.34)	0	(1.18)	0

Net asset value, end of period	$3.93	$3.35	$10.36	$6.39	$5.70

Total return*	17.31%	(46.60%)	62.13%	38.65%	(26.26%)

Ratios and supplemental data

Net assets, end of period (millions)	$5	$4	$9	$2	$4

Ratios to average net assets
Expenses‡	1.89%†	1.80%	1.76%	1.93%	1.90%†

Net investment loss	(1.43%)†	(1.18%)	(1.20%)	(1.36%)	(1.32%)†

Portfolio turnover rate	61%	181%	220%	125%	97%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS I **

Net asset value, beginning of period	$3.54	$10.64	$6.51	$5.74	$7.73

Income from investment operations

Net investment loss	(0.01)	(0.01)	(0.02)	(0.03)	(0.02)

Net realized and unrealized gains or losses on securities	0.65	(3.75)	4.15	1.98	(1.97)

Total from investment operations	0.64	(3.76)	4.13	1.95	(1.99)

Distributions to shareholders from

Net realized gains	0	(3.34)	0	(1.18)	0

Net asset value, end of period	$4.18	$3.54	$10.64	$6.51	$5.74

Total return	18.08%	(46.06%)	63.44%	40.01%	(25.74%)

Ratios and supplemental data

Net assets, end of period (millions)	$7	$2	$5	$2	$1

Ratios to average net assets
Expenses‡	0.92%†	0.80%	0.77%	0.92%	0.91%†

Net investment loss	(0.43%)†	(0.18%)	(0.21%)	(0.42%)	(0.33%)†

Portfolio turnover rate	61%	181%	220%	125%	97%

(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.

# Net investment loss per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business May 11, 2001, Class Y shares of the Fund were renamed Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Stock Selector Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,				Year Ended June 30,
		2001 #	2000	1999	1998 (a) (b)	1998 (b)	1997 (b)

CLASS A

Net asset value, beginning of period	$12.23	$17.69	$20.06	$18.34	$22.43	$21.13	$17.28

Income from investment operations

Net investment income (loss)	0.03	0.04	(0.01)	(0.02)	0	(0.02)	0.07

Net realized and unrealized gains or losses on securities and futures transactions	1.20	(4.81)	2.47	5.86	(4.09)	4.24	5.32

Total from investment operations	1.23	(4.77)	2.46	5.84	(4.09)	4.22	5.39

Distributions to shareholders from

Net investment income	(0.03)	(0.04)	0	(0.01)	0	0	(0.07)

Net realized gains	0	(0.65)	(4.83)	(4.11)	0	(2.92)	(1.47)

Total distributions to shareholders	(0.03)	(0.69)	(4.83)	(4.12)	0	(2.92)	(1.54)

Net asset value, end of period	$13.43	$12.23	$17.69	$20.06	$18.34	$22.43	$21.13

Total return*	10.09%	(27.82%)	12.31%	35.15%	(18.23%)	21.54%	32.74%

Ratios and supplemental data

Net assets, end of period (thousands)	$16,326	$15,410	$22,908	$20,930	$15,910	$20,509	$16,043

Ratios to average net assets
Expenses‡	0.98%†	0.96%	1.08%	1.10%	1.18%†	1.25%	1.23%

Net investment income (loss)	0.51%†	0.25%	(0.08%)	(0.16%)	(0.06%)†	(0.10%)	0.38%

Portfolio turnover rate	22%	54%	67%	85%	28%	61%	79%

	Six Month Ended March 31, 2002 (Unaudited) #	Year Ended September 30,				Year Ended June 30, 1998 (b) (c) (d)
		2001 #	2000	1999	1998 (a) (b)

CLASS B

Net asset value, beginning of period	$11.82	$17.21	$19.77	$18.23	$22.33	$22.76

Income from investment operations

Net investment loss	(0.02)	(0.07)	(0.13)	(0.06)	(0.03)	(0.09)

Net realized and unrealized gains or losses on securities and futures transactions	1.16	(4.67)	2.40	5.71	(4.07)	2.90

Total from investment operations	1.14	(4.74)	2.27	5.65	4.10	2.81

Distributions to shareholders from

Net realized gains	0	(0.65)	(4.83)	(4.11)	0	(3.24)

Net asset value, end of period	$12.96	$11.82	$17.21	$19.77	$18.23	$22.33

Total return*	9.64%	(28.44%)	11.42%	34.18%	(18.36%)	14.38%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,402	$2,017	$2,704	$2,376	$413	$349

Ratios to average net assets
Expenses‡	1.73%†	1.73%	1.84%	1.82%	1.94%†	2.00%†

Net investment loss	(0.24%)†	(0.47%)	(0.84%)	(0.86%)	(0.74%)†	(0.85%)†

Portfolio turnover rate	22%	54%	67%	85%	28%	61%

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

(b) Effective the close of business July 28, 1998, Stock Selector Fund acquired all the assets and certain liabilities of the CoreFund Core Equity Fund through a tax free exchange of shares. The operating results of the CoreFund Core Equity Fund have been carried forward for prior periods.

(c) For the period from November 7, 1997 (commencement of class operations) to June 30, 1998.

(d) Net realized gains per share adjusted to reflect a reverse stock split which occurred on June 24, 1998.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Stock Selector Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000	1999 (a)

CLASS C

Net asset value, beginning of period	$12.03	$17.50	$20.02	$21.58

Income from investment operations

Net investment loss	(0.01)	(0.08)	(0.12)	(0.01)

Net realized and unrealized gains or losses on securities and futures transactions	1.17	(4.74)	2.43	(1.55)

Total from investment operations	1.16	(4.82)	2.31	(1.56)

Distributions to shareholders from

Net realized gains	0	(0.65)	(4.83)	0

Net asset value, end of period	$13.19	$12.03	$17.50	$20.02

Total return*	9.64%	(28.42%)	11.49%	(7.23%)

Ratios and supplemental data

Net assets, end of period (thousands)	$299	$88	$409	$78

Ratios to average net assets
Expenses‡	1.73%†	1.72%	1.84%	1.87%†

Net investment loss	(0.21%)†	(0.54%)	(0.82%)	(0.78%)†

Portfolio turnover rate	22%	54%	67%	85%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,				Year Ended June 30,
		2001 #	2000	1999	1998 (b) (c)	1998 (c)	1997 (c)

CLASS I

Net asset value, beginning of period	$12.28	$17.78	$20.11	$18.35	$22.43	$21.11	$17.26

Income from investment operations

Net investment income	0.05	0.08	0.03	0.02	0.01	0.04	0.12

Net realized and unrealized gains or losses on securities and futures transactions	1.20	(4.85)	2.48	5.87	(4.09)	4.24	5.32

Total from investment operations	1.25	(4.77)	2.51	5.89	(4.08)	4.28	5.44

Distributions to shareholders from

Net investment income	(0.05)	(0.08)	(0.01)	(0.02)	0	(0.04)	(0.12)

Net realized gains	0	(0.65)	(4.83)	(4.11)	0	(2.92)	(1.47)

Total distributions to shareholders	(0.05)	(0.73)	(4.84)	(4.13)	0	(2.96)	(1.59)

Net asset value, end of period	$13.48	$12.28	$17.78	$20.11	$18.35	$22.43	$21.11

Total return	10.19%	(27.72%)	12.62%	35.49%	(18.19%)	21.90%	33.10%

Ratios and supplemental data

Net assets, end of period (thousands)	$826,900	$843,929	$1,062,608	$476,928	$424,992	$563,987	$515,015

Ratios to average net assets
Expenses‡	0.73%†	0.73%	0.81%	0.85%	0.93%†	1.00%	0.98%

Net investment income	0.76%†	0.52%	0.24%	0.09%	0.19%†	0.15%	0.63%

Portfolio turnover rate	22%	54%	67%	85%	28%	61%	79%

(a) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

(b) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

(c) Effective the close of business July 28, 1998, Stock Selector Fund acquired all the assets and certain liabilities of the CoreFund Core Equity Fund through a tax free exchange of shares. The operating results of the CoreFund Core Equity Fund have been carried forward for prior periods.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Stock Selector Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 (a)

CLASS IS

Net asset value, beginning of period	$12.23	$17.69	$19.83

Income from investment operations

Net investment income	0.03	0.04	0.01

Net realized and unrealized gains or losses on securities and futures transactions	1.19	(4.81)	0.34

Total from investment operations	1.22	(4.77)	0.35

Distributions to shareholders from

Net investment income	(0.03)	(0.04)	0

Net realized gains	0	(0.65)	(2.49)

Total distributions to shareholders	(0.03)	(0.69)	(2.49)

Net asset value, end of period	$13.42	$12.23	$17.69

Total return	10.01%	(27.85%)	1.56%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,064	$967	$1,435

Ratios to average net assets
Expenses‡	0.98%†	0.98%	1.00%†

Net investment income	0.51%†	0.27%	0.21%†

Portfolio turnover rate	22%	54%	67%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

# Net investment income per share is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Tax Strategic Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 (a) #

CLASS A

Net asset value, beginning of period	$10.90	$15.78	$14.01	$10.65	$10.11

Income from investment operations

Net investment loss	(0.02)	(0.06)	(0.07)	(0.03)	0

Net realized and unrealized gains or losses on securities	0.99	(4.82)	1.84	3.41	0.54

Total from investment operations	0.97	(4.88)	1.77	3.38	0.54

Distributions to shareholders from

Net investment income	0	0	0	(0.02)	0

Net asset value, end of period	$11.87	$10.90	$15.78	$14.01	$10.65

Total return*	8.90%	(30.93%)	12.63%	31.69%	5.34%

Ratios and supplemental data

Net assets, end of period (thousands)	$3,883	$4,306	$8,157	$5,055	$10

Ratios to average net assets
Expenses‡	1.73%†	1.71%	1.63%	1.58%	1.54%†

Net investment income (loss)	(0.36%)†	(0.42%)	(0.42%)	(0.25%)	9.12%†

Portfolio turnover rate	20%	55%	29%	90%	0%

	Six Months Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 (b) #

CLASS B

Net asset value, beginning of period	$10.68	$15.57	$13.94	$10.26

Income from investment operations

Net investment loss	(0.06)	(0.15)	(0.19)	(0.13)

Net realized and unrealized gains or losses on securities	0.97	(4.74)	1.82	3.83

Total from investment operations	0.91	(4.89)	1.63	3.70

Distributions to shareholders from

Net investment income	0	0	0	(0.02)

Net asset value, end of period	$11.59	$10.68	$15.57	$13.94

Total return*	8.52%	(31.41%)	11.69%	36.01%

Ratios and supplemental data

Net assets, end of period (thousands)	$9,298	$9,618	$13,346	$7,882

Ratios to average net assets
Expenses‡	2.48%†	2.46%	2.39%	2.33%†

Net investment loss	(1.11%)†	(1.15%)	(1.17%)	(1.03%)†

Portfolio turnover rate	20%	55%	29%	90%

(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.

(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Tax Strategic Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Month Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 (a) #

CLASS C

Net asset value, beginning of period	$10.70	$15.59	$13.96	$12.51

Income from investment operations

Net investment loss	(0.06)	(0.15)	(0.19)	(0.14)

Net realized and unrealized gains or losses on securities	0.96	(4.74)	1.82	1.61

Total from investment operations	0.90	(4.89)	1.63	1.47

Distributions to shareholders from

Net investment income	0	0	0	(0.02)

Net asset value, end of period	$11.60	$10.70	$15.59	$13.96

Total return*	8.41%	(31.37%)	11.68%	11.71%

Ratios and supplemental data

Net assets, end of period (thousands)	$4,646	$4,410	$5,063	$2,162

Ratios to average net assets
Expenses‡	2.48%†	2.47%	2.40%	2.33%†

Net investment loss	(1.11%)†	(1.15%)	(1.19%)	(0.98%)†

Portfolio turnover rate	20%	55%	29%	90%

	Six Month Ended March 31, 2002 (Unaudited) #	Year Ended September 30,
		2001 #	2000 #	1999 #	1998 (b) #

CLASS I **

Net asset value, beginning of period	$11.01	$15.89	$14.08	$10.65	$10.00

Income from investment operations

Net investment loss	(0.01)	(0.03)	(0.02)	0	0

Net realized and unrealized gains or losses on securities	1.01	(4.85)	1.83	3.45	0.65

Total from investment operations	1.00	(4.88)	1.81	3.45	0.65

Distributions to shareholders from

Net investment income	0	0	0	(0.02)	0

Net asset value, end of period	$12.01	$11.01	$15.89	$14.08	$10.65

Total return	9.08%	(30.71%)	12.86%	32.34%	6.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$54	$105	$1,097	$2,454	$3,629

Ratios to average net assets
Expenses‡	1.48%†	1.41%	1.36%	1.32%	1.30%†

Net investment income (loss)	(0.11%)†	(0.22%)	(0.14%)	(0.01%)	8.87%†

Portfolio turnover rate	20%	55%	29%	90%	0%

(a) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.

(b) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.

# Net investment income (loss) per share is based on average shares outstanding during the period.

* Excluding applicable sales charges.

** Effective at the close of business on May 11, 2001, Class Y shares of the Fund were renamed as Institutional shares (Class I).

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

† Annualized.

See Combined Notes to Financial Statements.

EVERGREEN
Aggressive Growth Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 99.0%
CONSUMER DISCRETIONARY - 24.5%
Auto Components - 2.5%
American Axle & Manufacturing Holdings, Inc. *	100,000	$ 2,900,000
Gentex Corp. *	100,000	2,963,000
5,863,000
Automobiles - 2.9%
Harley-Davidson, Inc.	125,000	6,891,250
Hotels, Restaurants & Leisure - 4.3%
Argosy Gaming Corp. *	115,000	4,219,350
Penn National Gaming, Inc. *(p)	105,000	3,677,100
Starbucks Corp. *	100,000	2,313,000
10,209,450
Household Durables - 1.1%
Mohawk Industries, Inc. *	45,000	2,704,050
Leisure Equipment & Products - 2.4%
International Game Technology *	50,000	3,116,000
Winnebago Industries, Inc.	60,000	2,519,400
5,635,400
Media - 3.7%
Belo Corp., Ser. A	150,000	3,487,500
Interpublic Group of Companies, Inc.	23,300	798,724
Scholastic Corp. *	83,800	4,541,122
8,827,346
Multi-line Retail - 3.6%
Chico’s FAS, Inc. *(p)	70,000	2,359,000
Family Dollar Stores, Inc.	110,000	3,686,100
Kohl’s Corp. *	35,000	2,490,250
8,535,350
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. *	119,100	4,019,625
Electronics Boutique Holdings Corp. *	36,900	1,274,157
Fastenal Co. (p)	10,000	753,200
Hot Topic, Inc. *(p)	50,000	1,045,000
Pier 1 Imports, Inc.	115,000	2,367,850
9,459,832
CONSUMER STAPLES - 3.7%
Beverages - 2.2%
Coca-Cola Co.	50,000	2,613,000
PepsiCo, Inc.	50,000	2,575,000
5,188,000
Food & Drug Retailing - 1.5%
Performance Food Group Co. *	108,500	3,543,610
ENERGY - 7.3%
Energy Equipment & Services - 2.3%
BJ Services Co. *	55,000	1,895,850
Nabors Industries, Inc. *	85,000	3,591,250
5,487,100

EVERGREEN
Aggressive Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 5.0%
Anadarko Petroleum Corp.	50,000	$2,822,000
Apache Corp.	50,300	2,861,064
Devon Energy Corp.	70,000	3,378,900
Weatherford International, Inc.	58,000	2,762,540
11,824,504
FINANCIALS - 2.8%
Banks - 2.8%
Bank of New York Co., Inc.	30,000	1,260,600
Coinstar, Inc. *(p)	125,000	4,211,250
Mellon Financial Corp.	30,000	1,157,700
6,629,550
HEALTH CARE - 18.0%
Biotechnology - 3.6%
Cephalon, Inc. *	30,000	1,890,000
Gilead Sciences, Inc. *	100,000	3,599,000
IDEC Pharmaceuticals Corp. *	47,600	3,060,680
8,549,680
Health Care Equipment & Supplies - 4.6%
Biomet, Inc. *	135,000	3,653,100
Medtronic, Inc.	55,000	2,486,550
Saint Jude Medical, Inc.	33,100	2,553,665
Viasys Healthcare, Inc. *	101,844	2,290,472
10,983,787
Health Care Providers & Services - 2.3%
Health Management Associates, Inc., Class A *	120,000	2,487,600
Pharmaceutical Product Development, Inc. *	85,000	2,962,250
5,449,850
Pharmaceuticals - 7.5%
IVAX Corp. *	360,000	5,778,000
Mylan Laboratories, Inc.	117,500	3,461,550
Pharmaceutical Resources, Inc. *	125,000	2,648,750
Pharmacia Corp.	130,000	5,860,400
17,748,700
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.2%
Titan Corp. *	120,000	2,478,000
United Technologies Corp.	35,000	2,597,000
5,075,000
Commercial Services & Supplies - 3.9%
Career Education Corp. *	80,000	3,168,000
Paychex, Inc.	90,000	3,573,000
Republic Services, Inc., Class A *	130,000	2,428,400
9,169,400
Construction & Engineering - 1.0%
Granite Construction, Inc.	100,000	2,461,000
Electrical Equipment - 0.5%
SPX Corp. *	8,500	1,203,430

EVERGREEN
Aggressive Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - 3.8%
Illinois Tool Works, Inc.	55,000	$3,979,250
ITT Industries, Inc.	40,000	2,521,600
Paccar, Inc.	35,000	2,562,350
9,063,200
Road & Rail - 1.6%
U.S. Freightways Corp.	105,000	3,721,200
INFORMATION TECHNOLOGY - 23.2%
Communications Equipment - 2.4%
Cisco Systems, Inc. *	340,000	5,756,200
Computers & Peripherals - 3.0%
Dell Computer Corp. *	95,000	2,480,450
NVIDIA Corp. *	64,600	2,865,656
Sun Microsystems, Inc. *	200,000	1,764,000
7,110,106
Electronic Equipment & Instruments - 1.5%
Oak Technology, Inc. *	175,000	2,604,000
Sanmina Corp. *	85,000	998,750
3,602,750
IT Consulting & Services - 1.7%
Affiliated Computer Services, Inc., Class A *(p)	70,000	3,929,100
Semiconductor Equipment & Products - 8.3%
Altera Corp.	105,200	2,300,724
ATI Technologies, Inc. *	300,000	4,020,000
ESS Technology, Inc. *(p)	100,000	2,074,000
Intersil Holding Corp., Class A *	70,000	1,984,500
Photon Dynamics, Inc. *	30,000	1,526,700
Pixelworks, Inc. *(p)	100,000	1,288,000
Texas Instruments, Inc.	125,000	4,137,500
Zoran Corp. *	50,000	2,184,000
19,515,424
Software - 6.3%
Electronic Arts, Inc. *(p)	70,000	4,256,000
Mercury Interactive Corp. *	65,000	2,447,250
Oracle Corp. *	285,000	3,648,000
Rational Software Corp. *	120,000	1,899,600
THQ, Inc. *(p)	55,000	2,700,500
14,951,350
MATERIALS - 4.5%
Chemicals - 3.8%
Eastman Chemical Co.	60,000	2,927,400
Ferro Corp.	75,000	2,160,000
Praxair, Inc.	65,000	3,887,000
8,974,400
Metals & Mining - 0.7%
Nucor Corp.	25,000	1,606,000

EVERGREEN
Aggressive Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
L-3 Communications Holdings, Inc. *(p)	43,000	$4,816,000
Total Common Stocks		234,485,019
SHORT-TERM INVESTMENTS - 9.8%
MUTUAL FUND SHARES - 9.8%
Evergreen Institutional U.S. Government Money Market Fund (o)	3,659,343	3,659,343
Navigator Prime Portfolio (pp)	19,638,553	19,638,553
Total Short-Term Investments		23,297,896
Total Investments - (cost $239,692,613) - 108.8%		257,782,915
Other Assets and Liabilities - (8.8%)		(20,850,261)
Net Assets - 100.0%		$236,932,654

See Combined Notes to Schedules of Investments.

EVERGREEN
Capital Growth Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 13.0%
Hotels, Restaurants & Leisure - 3.2%
McDonald’s Corp.	840,000	$23,310,000
Leisure Equipment & Products - 1.7%
Mattel, Inc.	581,000	12,108,040
Media - 4.1%
Gannett Co., Inc.	162,800	12,389,080
McGraw-Hill Companies, Inc.	244,800	16,707,600
29,096,680
Multi-line Retail - 4.0%
BJ’s Wholesale Club, Inc. *	332,000	14,840,400
J.C. Penney Co., Inc.	682,000	14,124,220
28,964,620
CONSUMER STAPLES - 9.0%
Food & Drug Retailing - 6.5%
Kroger Co. *	1,028,400	22,789,344
Safeway, Inc. *	523,200	23,554,464
46,343,808
Tobacco - 2.5%
Loews Corp. - Carolina Group *(p)	602,200	18,059,978
ENERGY - 6.4%
Oil & Gas - 6.4%
Phillips Petroleum Co.	366,500	23,016,200
Royal Dutch Petroleum Co.	418,500	22,732,920
45,749,120
FINANCIALS - 15.9%
Banks - 5.5%
FleetBoston Financial Corp.	529,000	18,515,000
PNC Financial Services Group	345,900	21,269,391
39,784,391
Diversified Financials - 3.8%
Merrill Lynch & Co., Inc.	280,100	15,511,938
USA Education, Inc.	117,000	11,442,600
26,954,538
Insurance - 6.6%
AFLAC, Inc.	490,000	14,455,000
Aon Corp.	486,400	17,024,000
Prudential Financial, Inc. *(p)	510,000	15,835,500
47,314,500
HEALTH CARE - 18.2%
Health Care Providers & Services - 4.3%
Aetna, Inc.	806,500	31,308,330
Pharmaceuticals - 13.9%
Bristol-Myers Squibb Co.	691,100	27,982,639
Merck & Co., Inc.	512,000	29,480,960

EVERGREEN
Capital Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
Health Care - continued
Pharmaceuticals - continued
Pharmacia Corp.	613,600	$27,661,088
Schering-Plough Corp.	465,000	14,554,500
99,679,187
Industrials - 10.2%
Aerospace & Defense - 6.2%
General Dynamics Corp.	177,100	16,638,545
Honeywell International, Inc.	352,500	13,490,175
Raytheon Co.	356,700	14,642,535
44,771,255
Commercial Services & Supplies - 2.1%
First Data Corp.	176,150	15,369,088
Road & Rail - 1.9%
Union Pacific Corp.	218,000	13,546,520
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 2.6%
Motorola, Inc.	1,347,200	19,130,240
Computers & Peripherals - 6.7%
EMC Corp. *	1,207,100	14,388,632
Lexmark International Group, Inc., Class A *	338,900	19,378,302
Sun Microsystems, Inc. *	1,598,500	14,098,770
47,865,704
Software - 2.9%
Microsoft Corp. *	342,000	20,626,020
MATERIALS - 1.5%
Chemicals - 1.5%
Dow Chemical Co.	336,100	10,997,192
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.8%
BellSouth Corp.	388,200	14,309,052
SBC Communications, Inc.	343,200	12,849,408
27,158,460
UTILITIES - 6.6%
Electric Utilities - 4.1%
Duke Energy Corp.	375,600	14,197,680
FirstEnergy Corp.	439,700	15,204,826
29,402,506
Multi-Utilities - 2.5%
Williams Companies, Inc.	766,000	18,046,960
Total Common Stocks		695,587,137
SHORT-TERM INVESTMENTS - 4.6%
MUTUAL FUND SHARES - 4.6%
Evergreen Institutional Money Market Fund (o)	12,698,994	12,698,994
Navigator Prime Portfolio (pp)	20,261,520	20,261,520
Total Short-Term Investments		32,960,514
Total Investments - (cost $707,167,799) - 101.4%		728,547,651
Other Assets and Liabilities - (1.4%)		(10,307,090)
Net Assets - 100.0%		$718,240,561

See Combined Notes to Schedules of Investments.

EVERGREEN
Evergreen Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 13.1%
Auto Components - 0.6%
Magna International, Inc., Class A	70,000	$5,145,000
Automobiles - 1.0%
Harley-Davidson, Inc.	165,000	9,096,450
Hotels, Restaurants & Leisure - 1.7%
McDonald’s Corp.	204,544	5,676,096
Starbucks Corp. *	385,000	8,905,050
14,581,146
Household Durables - 1.1%
Black & Decker Corp.	209,458	9,748,176
Media - 3.0%
Adelphia Communications Corp., Class A *(p)	240,459	3,582,839
AOL Time Warner, Inc. *	275,254	6,509,757
Cablevision Systems Corp., Class A *(p)	111,885	3,804,090
Gannett Co., Inc.	55,000	4,185,500
Interpublic Group of Companies, Inc.	52,400	1,796,272
New York Times Co., Class A	137,244	6,568,498
26,446,956
Multi-line Retail - 2.0%
Costco Wholesale Corp. *	100,000	3,982,000
Wal-Mart Stores, Inc.	216,580	13,274,188
17,256,188
Specialty Retail - 3.7%
Bed Bath & Beyond, Inc. *	212,500	7,171,875
Home Depot, Inc.	172,000	8,360,920
Lowe’s Companies, Inc.	372,090	16,182,194
31,714,989
CONSUMER STAPLES - 10.0%
Beverages - 4.2%
Anheuser-Busch Companies, Inc.	301,986	15,763,669
Coca-Cola Co.	95,000	4,964,700
PepsiCo, Inc.	310,438	15,987,557
36,715,926
Food & Drug Retailing - 2.5%
CVS Corp.	215,000	7,380,950
Safeway, Inc. *	50,000	2,251,000
SYSCO Corp.	310,000	9,244,200
Walgreen Co.	70,000	2,743,300
21,619,450
Household Products - 1.5%
Procter & Gamble Co.	142,587	12,845,663
Tobacco - 1.8%
Philip Morris Companies, Inc.	301,936	15,902,969

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - 8.6%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	137,400	$5,255,550
BJ Services Co. *	95,000	3,274,650
Nabors Industries, Inc. *(p)	152,000	6,422,000
14,952,200
Oil & Gas - 6.9%
Anadarko Petroleum Corp.	80,000	4,515,200
Apache Corp.	142,300	8,094,024
ChevronTexaco Corp.	103,759	9,366,325
Conoco, Inc.	332,890	9,713,730
Exxon Mobil Corp.	530,671	23,259,310
Weatherford International, Inc. *	95,000	4,524,850
59,473,439
FINANCIALS - 17.0%
Banks - 4.6%
Bank of America Corp.	151,870	10,330,198
Bank of New York Co., Inc.	55,000	2,311,100
Mellon Financial Corp.	55,000	2,122,450
PNC Financial Services Group	40,000	2,459,600
U.S. Bancorp	251,711	5,681,117
Washington Mutual, Inc.	189,637	6,282,674
Wells Fargo & Co.	216,505	10,695,347
39,882,486
Diversified Financials - 9.1%
American Express Co.	155,298	6,361,006
Citigroup, Inc.	712,619	35,288,893
Fannie Mae	68,284	5,454,526
Freddie Mac	161,599	10,240,529
J.P. Morgan Chase & Co.	145,667	5,193,028
MBNA Corp.	119,405	4,605,451
Merrill Lynch & Co., Inc.	148,237	8,209,365
Morgan Stanley Dean Witter & Co.	70,695	4,051,530
79,404,328
Insurance - 3.3%
Allstate Corp.	103,928	3,925,361
American International Group, Inc.	280,753	20,253,521
Chubb Corp.	23,868	1,744,751
Travelers Property Casualty Corp., Class A *	123,900	2,478,000
28,401,633
HEALTH CARE - 13.1%
Health Care Equipment & Supplies - 3.3%
Baxter International, Inc.	159,000	9,463,680
Becton Dickinson & Co.	67,731	2,554,813
Biomet, Inc. *	200,000	5,412,000
Medtronic, Inc.	168,800	7,631,448
Saint Jude Medical, Inc.	50,000	3,857,500
28,919,441

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.9%
CIGNA Corp.	48,353	$4,902,511
Tenet Healthcare Corp.	37,563	2,517,472
7,419,983
Pharmaceuticals - 8.9%
Abbott Laboratories	78,415	4,124,629
Bristol-Myers Squibb Co.	212,110	8,588,334
Johnson & Johnson Co.	64,067	4,161,152
Merck & Co., Inc.	218,841	12,600,865
Pfizer, Inc.	326,385	12,970,540
Pharmacia Corp.	408,092	18,396,787
Schering-Plough Corp.	125,000	3,912,500
Wyeth	195,613	12,841,993
77,596,800
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.6%
Northrop Grumman Corp.	85,460	9,661,253
United Technologies Corp.	55,000	4,081,000
13,742,253
Commercial Services & Supplies - 3.0%
Automatic Data Processing, Inc.	111,900	6,520,413
Concord EFS, Inc. *	155,000	5,153,750
Paychex, Inc.	217,000	8,614,900
Waste Management, Inc.	224,000	6,104,000
26,393,063
Industrial Conglomerates - 5.0%
General Electric Co.	501,140	18,767,693
Minnesota Mining & Manufacturing Co.	164,511	18,920,410
Tyco International, Ltd.	171,651	5,547,760
43,235,863
Machinery - 1.0%
Deere & Co.	90,300	4,113,165
Illinois Tool Works, Inc.	60,000	4,341,000
8,454,165
INFORMATION TECHNOLOGY - 15.1%
Communications Equipment - 1.6%
Cisco Systems, Inc. *	623,300	10,552,469
Motorola, Inc.	268,129	3,807,432
14,359,901
Computers & Peripherals - 4.1%
Dell Computer Corp. *	170,900	4,462,199
International Business Machines Corp.	216,618	22,528,272
NVIDIA Corp. *	116,000	5,145,760
Sun Microsystems, Inc. *	350,000	3,087,000
35,223,231
Electronic Equipment & Instruments - 0.2%
Sanmina Corp. *	150,000	1,762,500

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.9%
Affiliated Computer Services, Inc., Class A *	140,000	$7,858,200
Semiconductor Equipment & Products - 4.4%
Intel Corp.	509,449	15,492,344
LSI Logic Corp.	276,792	4,705,464
Micron Technology, Inc. *	74,208	2,441,443
National Semiconductor Corp. *	50,450	1,699,661
Texas Instruments, Inc.	307,400	10,174,940
Xilinx, Inc. *	100,000	3,986,000
38,499,852
Software - 3.9%
Electronic Arts, Inc. *	40,000	2,432,000
Microsoft Corp. *	330,944	19,959,232
Oracle Corp. *	687,800	8,803,840
Veritas Software Corp. *	60,000	2,629,800
33,824,872
MATERIALS - 3.7%
Chemicals - 1.5%
PPG Industries, Inc.	49,600	2,723,536
Praxair, Inc.	120,000	7,176,000
Rohm & Haas Co.	60,000	2,536,200
12,435,736
Metals & Mining - 1.2%
Alcoa, Inc.	276,682	10,441,979
Paper & Forest Products - 1.0%
International Paper Co.	141,623	6,091,205
MeadWestvaco Corp.	84,011	2,784,965
8,876,170
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 5.1%
ALLTEL Corp.	153,513	8,527,647
AT&T Corp.	220,925	3,468,522
Centurytel, Inc.	260,605	8,860,570
SBC Communications, Inc.	306,800	11,486,592
Verizon Communications, Inc.	266,167	12,150,524
44,493,855
UTILITIES - 2.9%
Electric Utilities - 0.8%
Duke Energy Corp.	90,395	3,416,931
Public Service Enterprise Group, Inc.	71,003	3,251,937
6,668,868
Gas Utilities - 1.0%
El Paso Corp.	193,287	8,510,427
Multi-Utilities - 1.1%
Williams Companies, Inc.	408,080	9,614,365
Total Common Stocks		861,518,523

EVERGREEN
Evergreen Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 1.0%
MUTUAL FUND SHARES - 1.0%
Evergreen Institutional U.S. Government Money Market Fund (o)	936,220	$936,220
Navigator Prime Portfolio (pp)	7,768,922	7,768,922
Total Short-Term Investments		8,705,142
Total Investments - (cost $832,580,123) - 100.2%		870,223,665
Other Assets and Liabilities - (0.2%)		(1,479,503)
Net Assets - 100.0%		$868,744,162

See Combined Notes to Schedules of Investments.

EVERGREEN
Growth Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 92.7%
CONSUMER DISCRETIONARY - 14.0%
Distributors - 0.7%
SCP Pool Corp. *	133,298	$4,185,557
Hotels, Restaurants & Leisure - 2.4%
Applebee’s International, Inc. (p)	60,000	2,178,000
Extended Stay America, Inc. *	252,100	4,386,540
Outback Steakhouse, Inc. *	55,350	1,979,870
Ruby Tuesday, Inc.	193,350	4,495,387
13,039,797
Household Durables - 2.2%
Ethan Allen Interiors, Inc. *	103,750	3,948,725
Furniture Brands International, Inc. *	120,750	4,401,337
Mohawk Industries, Inc. *	64,350	3,866,792
12,216,854
Media - 1.9%
Cox Radio, Inc., Class A *	136,850	3,886,540
Radio One, Inc., Class D *(p)	187,600	3,864,560
Scholastic Corp. *	50,900	2,758,271
10,509,371
Multi-line Retail - 1.7%
Childrens Place Retail Stores, Inc. *(p)	71,550	2,361,150
Dollar Tree Stores, Inc. *	122,212	4,009,776
Family Dollar Stores, Inc.	86,800	2,908,668
9,279,594
Specialty Retail - 3.5%
Barnes & Noble, Inc. *	85,100	2,637,249
Cost Plus, Inc. *(p)	81,950	2,242,349
Guitar Center, Inc. *	93,250	1,633,740
Michaels Stores, Inc. *	85,300	3,224,340
Too, Inc. *	103,150	3,041,894
Tweeter Home Entertainment Group, Inc. *	166,150	3,248,232
Williams Sonoma, Inc. *	69,250	3,184,807
19,212,611
Textiles & Apparel - 1.6%
Abercrombie & Fitch Co., Class A *	111,500	3,434,200
Ann Taylor Stores Corp. *	77,450	3,347,389
Men’s Wearhouse, Inc. *	78,600	1,835,310
8,616,899
CONSUMER STAPLES - 1.4%
Food & Drug Retailing - 1.2%
Performance Food Group Co. *	95,000	3,102,700
United Natural Foods, Inc. *	125,750	3,132,433
6,235,133
Personal Products - 0.2%
Steiner Leisure, Ltd. *	54,100	1,166,396

EVERGREEN
Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - 6.1%
Energy Equipment & Services - 4.1%
Core Laboratories *	153,200	$2,261,232
Global Industries, Ltd. *	287,900	2,686,107
Gulf Islands Fabrication, Inc. *	107,200	1,609,072
Horizon Offshore, Inc. *	77,200	905,556
Oceaneering International, Inc. *	154,000	4,466,000
Patterson UTI Energy, Inc. *	181,950	5,411,193
Pride International, Inc. *	184,800	2,938,320
Unifab International, Inc. *	239,850	88,745
Unit Corp. *	114,150	2,087,803
22,454,028
Oil & Gas - 2.0%
Comstock Resources, Inc. *	400,700	3,061,348
National Oilwell, Inc. *	141,400	3,581,662
Spinnaker Exploration Co. *	40,200	1,674,330
Ultra Petroleum Corp. *	360,500	2,876,790
11,194,130
FINANCIALS - 12.2%
Banks - 6.2%
Alabama National BanCorp.	101,000	3,721,850
Boston Private Financial Holdings, Inc.	231,750	6,199,312
Commerce Bancorp, Inc. *	175,354	7,873,395
Doral Financial Corp.	106,300	3,608,885
Mississippi Valley Bancshares, Inc.	83,500	3,356,700
Netbank, Inc. *(p)	243,550	4,115,995
Southwest Bancorporation of Texas, Inc. *(p)	154,900	5,164,366
34,040,503
Diversified Financials - 2.9%
American Capital Strategies, Ltd.	87,100	2,696,616
Investors Financial Services Corp. *	115,800	8,806,590
National Commerce Financial Corp.	158,734	4,412,805
15,916,011
Insurance - 3.1%
Brown & Brown, Inc. *	91,100	2,860,540
HCC Insurance Holdings, Inc.	178,300	4,983,485
Markel Corp. *	44,510	9,058,230
16,902,255
HEALTH CARE - 14.7%
Biotechnology - 4.5%
Charles River Laboratories International, Inc. *	80,600	2,498,600
CuraGen Corp. *	83,800	1,345,828
Edwards Lifesciences Corp. *	48,300	1,349,985
Emisphere Technologies, Inc. *(p)	80,300	1,365,903
Enzon, Inc. *(p)	37,400	1,656,446
ILEX Oncology, Inc. *	83,900	1,448,114
Immunogen, Inc. *	96,200	1,064,934

EVERGREEN
Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Biotechnology - continued
InterMune, Inc. *	72,850	$2,190,600
Medarex, Inc. *	151,500	2,443,543
Myriad Genetics, Inc. *	42,700	1,430,877
Neurocrine Biosciences, Inc. *(p)	47,900	1,944,261
Protein Design Labs, Inc. *	64,400	1,103,172
Scios, Inc. *(p)	104,500	3,023,185
Xoma, Ltd. *(p)	249,500	2,143,205
25,008,653
Health Care Equipment & Supplies - 2.9%
CYTYC Corp. *(p)	54,000	1,453,680
Endocare, Inc. *(p)	185,100	3,648,321
Integra Lifesciences Corp. *(p)	64,700	1,820,011
Ocular Sciences, Inc. *	62,900	1,761,382
Respironics, Inc. *	134,000	4,341,600
Therasense, Inc. *(p)	153,800	2,906,820
15,931,814
Health Care Providers & Services - 5.7%
Accredo Health, Inc. *	75,425	4,319,590
AdvancePCS *	118,200	3,556,638
Caremark Rx, Inc. *	185,450	3,616,275
Community Health Systems *	83,600	1,848,396
Henry Schein, Inc. *	76,800	3,383,040
IMPATH, Inc. *	36,900	1,514,376
LifePoint Hospitals, Inc. *	52,750	1,949,640
Orthodontic Centers of America, Inc. *(p)	92,550	2,555,305
Priority Healthcare Corp., Class B *	41,216	1,072,028
Province Healthcare Co. *(p)	85,600	2,719,512
Rare Hospitality International, Inc. *	117,074	2,976,021
Universal Health Services, Inc., Class B *	41,800	1,724,250
31,235,071
Pharmaceuticals - 1.6%
AtheroGenics, Inc. *(p)	207,100	1,499,404
Medicis Pharmaceutical Corp., Class A *	68,300	3,790,650
OSI Pharmaceuticals, Inc. *(p)	85,750	3,357,113
8,647,167
INDUSTRIALS - 16.5%
Aerospace & Defense - 1.6%
Engineered Support Systems, Inc. *(p)	81,975	3,791,344
United Defense Industries, Inc. *	191,800	5,140,240
8,931,584
Air Freight & Couriers - 0.3%
Expeditors International of Washington, Inc.	23,950	1,460,950
Airlines - 2.8%
Atlantic Coast Airlines Holdings *	136,800	3,280,464
Frontier Airlines, Inc. *	226,400	4,147,648
Mesa Air Group, Inc. *(p)	128,400	1,438,080
Skywest, Inc. *	259,200	6,461,856
15,328,048

EVERGREEN
Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 6.5%
Casella Waste Systems, Inc. *	125,631	$1,497,522
Copart, Inc. *	259,500	4,655,430
Fair Issac & Co., Inc. *	50,800	3,220,212
Insight Communications, Inc., Class A *	160,150	3,355,142
Intercept Group, Inc. *	110,500	4,005,625
Management Network Group, Inc. *	572,150	3,141,103
National Processing, Inc. *	133,150	3,805,427
Netsolve, Inc. *	429,700	3,394,630
Talx Corp. *	240,582	3,849,312
Waste Connections, Inc. *(p)	145,700	4,882,407
35,806,810
Electrical Equipment - 1.0%
C&D Technologies, Inc. *	77,500	1,629,050
Power-One, Inc. *	457,500	3,742,350
5,371,400
Machinery - 1.3%
Shaw Group, Inc. *(p)	266,600	7,331,500
Marine - 0.4%
UTI Worldwide, Inc. *(p)	102,900	2,037,420
Road & Rail - 2.6%
Covenant Transport, Inc., Class A *	102,500	1,502,650
Forward Air Corp. *	98,875	3,129,394
Heartland Express, Inc. *	182,662	3,645,933
Knight Transportation, Inc. *	125,550	2,654,127
P.A.M. Transportation Services, Inc. *	140,696	3,559,609
14,491,713
INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 3.7%
Advanced Fibre Communications, Inc. *	155,100	2,976,369
DMC Stratex Networks, Inc. *(p)	490,750	2,669,680
Finisar Corp. *(p)	187,000	1,439,900
Globespan Virata, Inc. *	266,300	3,973,196
Nuance Communications, Inc. *	325,500	2,223,165
Polycom, Inc. *	152,700	3,756,420
Powerwave Technologies, Inc. *	250,200	3,220,074
20,258,804
Computers & Peripherals - 1.4%
QLogic Corp. *	150,400	7,447,808
Electronic Equipment & Instruments - 5.4%
Benchmark Electronics, Inc. *(p)	158,350	4,433,800
Mettler-Toledo International, Inc. *	84,100	3,806,366
Oak Technology, Inc. *(p)	213,250	3,173,160
Parlex Corp. *	482,400	6,169,896
Power Integrations, Inc. *	232,700	4,432,935
Sipex Corp. *(p)	711,100	7,893,210
29,909,367

EVERGREEN
Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.0%
Agile Software Corp. *	435,800	$5,273,180
Matrixone, Inc. *	310,750	2,771,890
Retek, Inc. *	105,300	2,764,125
10,809,195
IT Consulting & Services - 0.9%
Anteon International Corp. *(p)	161,200	3,352,960
Diamondcluster International, Inc. *	108,900	1,406,988
4,759,948
Semiconductor Equipment & Products - 11.0%
Alpha Industries, Inc. *(p)	279,600	4,263,900
Asyst Technologies, Inc. *	375,500	6,834,100
ATMI, Inc. *(p)	139,800	4,396,710
Axcelis Technologies, Inc. *	259,000	3,703,700
Cabot Microelectronics Corp. *(p)	43,550	2,946,158
Exar Corp. *	493,500	10,136,490
Integrated Circuit System, Inc. *	192,300	3,922,920
LTX Corp. *	208,800	5,677,272
Micrel, Inc. *	171,200	4,317,664
Photronic, Inc. *(p)	115,600	3,899,188
Semtech Corp. *	78,600	2,868,900
Therma-Wave, Inc. *	530,200	7,656,088
60,623,090
Software - 2.7%
Interwoven, Inc. *	426,800	2,134,000
Moldflow Corp. *	359,400	4,851,900
NetIQ Corp. *	124,600	2,717,526
Vastera, Inc. *(p)	360,400	5,344,732
15,048,158
MATERIALS - 0.5%
Chemicals - 0.5%
Cytec Industries, Inc. *	88,000	2,676,960
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Time Warner Telecom, Inc., Class A *(p)	179,200	1,089,536
Total Common Stocks		509,174,135
SHORT-TERM INVESTMENTS - 21.6%
MUTUAL FUND SHARES - 21.6%
Evergreen Institutional Money Market Fund (o)	33,563,755	33,563,755
Navigator Prime Portfolio (pp)	85,052,609	85,052,609
Total Short-Term Investments		118,616,364
Total Investments - (cost $541,821,965) - 114.3%		627,790,499
Other Assets and Liabilities - (14.3%)		(78,594,383)
Net Assets - 100.0%		$549,196,116

See Combined Notes to Schedules of Investments.

EVERGREEN
Large Company Growth Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 1.2%
Magna International, Inc., Class A	100,000	$7,350,000
Automobiles - 2.1%
Harley-Davidson, Inc.	230,000	12,679,900
Hotels, Restaurants & Leisure - 2.1%
Starbucks Corp. *	545,000	12,605,850
Media - 1.4%
Gannett Co., Inc.	80,000	6,088,000
Interpublic Group of Companies, Inc.	74,400	2,550,432
8,638,432
Multi-line Retail - 4.3%
Costco Wholesale Corp. *	145,000	5,773,900
Wal-Mart Stores, Inc.	325,000	19,919,250
25,693,150
Specialty Retail - 5.5%
Bed Bath & Beyond, Inc. *	299,500	10,108,125
Home Depot, Inc.	245,000	11,909,450
Lowe’s Companies, Inc.	265,000	11,524,850
33,542,425
CONSUMER STAPLES - 9.4%
Beverages - 3.5%
Anheuser-Busch Companies, Inc.	150,000	7,830,000
Coca-Cola Co.	130,000	6,793,800
PepsiCo, Inc.	125,000	6,437,500
21,061,300
Food & Drug Retailing - 5.1%
CVS Corp.	305,000	10,470,650
Safeway, Inc. *	70,000	3,151,400
SYSCO Corp.	440,000	13,120,800
Walgreen Co.	100,000	3,919,000
30,661,850
Household Products - 0.8%
Procter & Gamble Co.	57,500	5,180,175
ENERGY - 7.4%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	190,000	7,267,500
BJ Services Co. *	135,000	4,653,450
Nabors Industries, Inc. *	215,000	9,083,750
21,004,700
Oil & Gas - 3.9%
Anadarko Petroleum Corp.	110,000	6,208,400
Apache Corp.	199,100	11,324,808
Weatherford International, Inc. *	134,400	6,401,472
23,934,680

EVERGREEN
Large Company Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 9.0%
Banks - 1.7%
Bank of New York Co., Inc.	75,000	$3,151,500
Mellon Financial Corp.	80,000	3,087,200
PNC Financial Services Group	60,000	3,689,400
9,928,100
Diversified Financials - 4.6%
American Express Co.	42,500	1,740,800
Citigroup, Inc.	400,000	19,808,000
Freddie Mac	95,000	6,020,150
27,568,950
Insurance - 2.7%
American International Group, Inc.	180,312	13,007,708
Travelers Property Casualty Corp., Class A *	175,800	3,516,000
16,523,708
HEALTH CARE - 16.2%
Health Care Equipment & Supplies - 6.3%
Baxter International, Inc.	225,000	13,392,000
Biomet, Inc. *	285,000	7,712,100
Medtronic, Inc.	239,600	10,832,316
Saint Jude Medical, Inc.	80,000	6,172,000
38,108,416
Pharmaceuticals - 9.9%
Merck & Co., Inc.	100,000	5,758,000
Pfizer, Inc.	460,000	18,280,400
Pharmacia Corp.	335,000	15,101,800
Schering-Plough Corp.	180,000	5,634,000
Wyeth	230,000	15,099,500
59,873,700
INDUSTRIALS - 14.1%
Aerospace & Defense - 1.8%
Northrop Grumman Corp.	45,000	5,087,250
United Technologies Corp.	80,000	5,936,000
11,023,250
Commercial Services & Supplies - 4.7%
Automatic Data Processing, Inc.	155,000	9,031,850
Concord EFS, Inc. *	215,000	7,148,750
Paychex, Inc.	300,000	11,910,000
28,090,600
Industrial Conglomerates - 6.6%
General Electric Co.	716,300	26,825,435
Minnesota Mining & Manufacturing Co.	115,000	13,226,150
40,051,585
Machinery - 1.0%
Illinois Tool Works, Inc.	85,000	6,149,750

EVERGREEN
Large Company Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 22.1%
Communications Equipment - 2.5%
Cisco Systems, Inc. *	880,000	$14,898,400
Computers & Peripherals - 5.7%
Dell Computer Corp. *	245,000	6,396,950
International Business Machines Corp.	160,000	16,640,000
NVIDIA Corp. (p)	162,600	7,212,936
Sun Microsystems, Inc. *	485,000	4,277,700
34,527,586
Electronic Equipment & Instruments - 0.4%
Sanmina Corp. *	220,000	2,585,000
IT Consulting & Services - 1.9%
Affiliated Computer Services, Inc., Class A (p)	200,000	11,226,000
Semiconductor Equipment & Products - 5.8%
Intel Corp.	490,000	14,900,900
Texas Instruments, Inc.	435,000	14,398,500
Xilinx, Inc. *	150,000	5,979,000
35,278,400
Software - 5.8%
Electronic Arts, Inc. *	60,000	3,648,000
Microsoft Corp. *	255,000	15,379,050
Oracle Corp. *	980,000	12,544,000
Veritas Software Corp. *	80,000	3,506,400
35,077,450
MATERIALS - 2.9%
Chemicals - 2.9%
PPG Industries, Inc.	65,100	3,574,641
Praxair, Inc.	170,000	10,166,000
Rohm & Haas Co.	85,000	3,592,950
17,333,591
Total Common Stocks		590,596,948

SHORT-TERM INVESTMENTS - 3.3%
MUTUAL FUND SHARES - 3.3%
Evergreen Institutional U.S. Government Money Market Fund (o)	3,654,092	3,654,092
Navigator Prime Portfolio (pp)	16,244,640	16,244,640
Total Short-Term Investments		19,898,732
Total Investments - (cost $564,990,440) - 101.0%		610,495,680
Other Assets and Liabilities - (1.0%)		(6,023,110)
Net Assets - 100.0%		$604,472,570

See Combined Notes to Schedules of Investments.

EVERGREEN
Masters Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 94.6%
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc. *	21,200	$614,800
Arvinmeritor, Inc.	100	2,855
Dana Corp.	500	10,735
Delphi Automotive Systems Corp.	37,900	606,021
Johnson Controls, Inc.	2,600	229,606
Lear Corp. *	1,300	61,880
Sonic Automotive, Inc. *	100	2,998
1,528,895
Automobiles - 0.4%
Ford Motor Co.	1,572	25,922
General Motors Corp.	1,500	90,675
Harley-Davidson, Inc.	11,300	622,969
739,566
Distributors - 0.0%
Ikon Office Solutions, Inc.	200	2,344
Tech Data Corp. *	1,100	50,479
52,823
Hotels, Restaurants & Leisure - 1.0%
Applebee’s International, Inc.	550	19,965
Argosy Gaming Corp. *	100	3,669
Brinker International, Inc. *	3,400	110,194
CBRL Group, Inc.	200	5,694
CEC Entertainment, Inc. *	600	27,720
Darden Restaurants, Inc.	2,800	113,652
Gtech Holdings, Corp. *	1,000	48,750
Harrahs Entertainment, Inc. *	12,500	553,250
Hilton Hotels Corp.	3,100	44,330
Hotel Reservations Network, Inc. *	100	5,893
Mandalay Resort Group *	200	6,140
Marriott International, Inc., Class A	5,000	224,750
McDonald’s Corp.	4,400	122,100
MGM Grand, Inc.	700	25,361
P.F. Changs China Bistro, Inc. *	100	6,663
Panera Bread Co. *	100	6,371
Papa John’s International, Inc. *	100	2,788
Park Place Entertainment Corp. *	1,800	18,990
Ruby Tuesday, Inc.	6,400	148,800
Ryan’s Family Steak Houses, Inc. *	4,000	96,000
Starbucks Corp. *	16,600	383,958
Starwood Hotels & Resorts	1,000	37,610
Tricon Global Restaurants, Inc. *	300	17,634
Wendy’s International, Inc.	1,900	66,462
2,096,744

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 1.1%
Black & Decker Corp.	12,500	$581,750
Centex Corp.	1,400	72,702
Furniture Brands International, Inc. *	100	3,645
KB Home	2,400	104,160
Lennar Corp.	800	42,208
Maytag Corp.	400	17,700
Mohawk Industries, Inc. *	16,000	961,440
Newell Rubbermaid, Inc.	600	19,176
NVR, Inc. *	700	220,850
Ryland Group, Inc.	1,300	117,260
Stanley Works	400	18,500
Whirlpool Corp.	1,700	128,435
2,287,826
Internet & Catalog Retail - 0.0%
CDW Computer Centers, Inc. *	1,000	50,340
Expedia, Inc. *	100	6,984
Insight Enterprises, Inc. *	200	4,528
Lands End, Inc.	100	4,487
Priceline.com, Inc. *	1,300	6,799
73,138
Leisure Equipment & Products - 0.6%
Acclaim Entertainment, Inc. *	2,900	13,166
Action Performance Companies, Inc. *	400	19,700
Activision, Inc. *	1,850	55,186
Brunswick Corp.	7,300	199,436
Eastman Kodak Co.	12,200	380,274
Hasbro, Inc.	2,300	36,386
International Game Technology *	2,500	155,800
Mattel, Inc.	6,100	127,124
Oakley, Inc. *	200	3,580
Polaris Industries, Inc.	3,100	197,470
1,188,122
Media - 4.5%
AOL Time Warner, Inc. *	16,200	383,130
Catalina Marketing Corp. *	100	3,650
Comcast Cable Communications Corp., Class A *	6,500	206,700
Direct Focus, Inc. *	600	22,830
Echostar Communications Corp., Class A *	115,990	3,285,585
Fox Entertainment Group, Inc. *	200	4,730
Havas Advertising *	485	4,375
Knight-Ridder, Inc.	500	34,345
Lamar Advertising Co., Class A *	16,600	674,292
Liberty Media Corp., Ser. A *	20,600	260,384
McGraw-Hill Companies, Inc.	11,000	750,750
New York Times Co., Class A	6,200	296,732
Reader’s Digest Association, Inc., Class A	600	13,446
RH Donnelley Corp. *	800	24,344

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media- continued
Scholastic Corp. *	28,230	$1,529,784
Univision Communications, Inc., Class A *	8,000	336,000
USA Networks, Inc. *	1,000	31,770
Valassis Communications, Inc. *	300	11,589
Viacom, Inc., Class B *	16,953	820,017
Walt Disney Co.	35,500	819,340
9,513,793
Multi-line Retail - 2.3%
BJ’s Wholesale Club, Inc. *	7,400	330,780
Chico’s FAS, Inc. *	1,200	40,440
Childrens Place Retail Stores, Inc. *	100	3,300
Costco Wholesale Corp. *	2,600	103,532
Dillards, Inc., Class A	400	9,544
Family Dollar Stores, Inc.	29,000	971,790
Federated Department Stores, Inc. *	1,600	65,360
J.C. Penney Co., Inc.	1,900	39,349
Kohl’s Corp. *	10,900	775,535
May Department Stores Co.	1,950	67,957
Sears, Roebuck & Co.	5,000	256,350
Target Corp.	4,800	206,976
Wal-Mart Stores, Inc.	31,600	1,936,764
4,807,677
Specialty Retail - 1.8%
American Eagle Outfitters, Inc. *	1,100	27,247
AutoNation, Inc.	1,400	19,488
Autozone, Inc. *	4,500	309,825
Bed Bath & Beyond, Inc. *	200	6,750
Blockbuster, Inc.	800	18,776
Borders Group, Inc. *	500	11,955
Christopher & Banks Corp. *	750	24,637
Circuit City Stores, Inc.	15,400	279,380
Electronics Boutique Holdings Corp. *	300	10,359
Foot Locker, Inc. *	3,500	56,630
Gap, Inc.	4,800	72,192
Group 1 Automotive, Inc. *	300	11,715
Home Depot, Inc.	16,450	799,634
Hot Topic, Inc. *	3,300	68,970
Limited, Inc.	1,920	34,368
Lowe’s Companies, Inc.	18,300	795,867
Michaels Stores, Inc. *	900	34,020
Office Depot, Inc. *	4,400	87,340
Payless Shoesource, Inc. *	100	6,105
Pep Boys-Manny Moe & Jack	200	3,328
PETsMART, Inc. *	200	2,712
Pier 1 Imports, Inc.	300	6,177
Sonic Corp. *	150	3,857
Staples, Inc. *	9,600	191,712
Talbots, Inc.	11,400	403,560
TJX Companies, Inc.	13,500	540,135
Too, Inc. *	1,442	42,525
3,869,264

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Textiles & Apparel - 0.6%
Coach, Inc. *	1,590	$80,629
Columbia Sportswear Co. *	100	3,355
Jones Apparel Group, Inc. *	16,941	592,088
Liz Claiborne, Inc.	2,400	68,064
Nike, Inc., Class B	1,200	72,012
Ross Stores, Inc.	2,600	98,358
Tommy Hilfiger Corp. *	1,000	14,350
V.F. Corp.	9,700	419,525
1,348,381
CONSUMER STAPLES - 7.0%
Beverages - 1.1%
Adolph Coors Co.	300	20,241
Anheuser-Busch Companies, Inc.	5,600	292,320
Coca-Cola Co.	10,800	564,408
Pepsi Bottling Group, Inc.	39,200	1,014,104
PepsiCo, Inc.	8,840	455,260
2,346,333
Food & Drug Retailing - 2.4%
Albertsons, Inc.	18,200	603,148
CVS Corp.	54,640	1,875,791
Fleming Companies, Inc.	700	15,680
Kroger Co. *	93,770	2,077,943
Safeway, Inc. *	4,500	202,590
SYSCO Corp.	5,800	172,956
Walgreen Co.	3,300	129,327
Whole Foods Market, Inc. *	900	41,121
5,118,556
Food Products - 1.1%
Archer-Daniels Midland Co.	4,625	64,427
Campbell Soup Co.	4,700	125,960
Conagra, Inc.	5,200	126,100
Del Monte Foods Co. *	11,000	107,030
Dole Food Company, Inc.	400	12,400
Hershey Foods Corp.	8,900	610,006
Interstate Bakeries Corp.	100	2,421
Kellogg Co.	2,700	90,639
Kraft Foods, Inc., Class A	20,000	773,000
Sara Lee Corp.	8,520	176,875
Tyson Foods, Inc., Class A	2,500	31,200
Unilever NV	2,700	153,360
W.M. Wrigley Junior Co.	2,600	138,606
2,412,024
Household Products - 0.6%
American Greetings Corp., Class A (p)	300	5,445
Clorox Co.	6,900	301,047
Colgate-Palmolive Co.	7,100	405,765
Procter & Gamble Co.	6,300	567,567
1,279,824

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 0.7%
Avon Products, Inc.	11,700	$635,544
Dial Corp.	500	9,010
Estee Lauder Companies, Inc., Class A	17,400	594,384
Gillette Co.	3,000	102,030
International Flavors & Fragrances, Inc.	1,100	38,467
1,379,435
Tobacco - 1.1%
Loews Corp. - Carolina Group *	18,000	539,820
Philip Morris Companies, Inc.	28,800	1,516,896
R.J. Reynolds Tobacco Holdings, Inc.	3,400	220,150
Universal Corp.	300	11,808
2,288,674
ENERGY - 5.8%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc.	600	22,950
BJ Services Co. *	2,400	82,728
GlobalSantaFe Corp.	2,600	85,020
Helmerich & Payne, Inc.	400	16,036
Nabors Industries, Inc. *	12,100	511,225
717,959
Oil & Gas - 5.5%
Amerada Hess Corp.	200	15,872
Anadarko Petroleum Corp.	900	50,796
Apache Corp.	3,120	177,466
Ashland, Inc.	500	22,755
Baytex Energy, Ltd. *	5,500	23,613
Canadian 88 Energy Corp. *	33,900	53,543
Canadian Natural Resources, Ltd. *	5,400	174,641
Chesapeake Energy Corp.	500	3,870
ChevronTexaco Corp.	5,882	530,968
Conoco, Inc.	5,300	154,654
Devon Energy Corp.	50,230	2,424,602
EOG Resources, Inc. *	9,010	365,446
Exxon Mobil Corp.	37,674	1,651,251
Frontier Oil Corp.	10,900	234,132
Houston Exploration Co. *	27,090	839,790
Kerr-McGee Corp.	12,300	773,055
Marathon Oil Corp.	4,400	126,720
Murphy Oil Corp.	9,400	902,400
Newfield Exploration Co. *	12,600	466,074
Occidental Petroleum Corp.	5,800	169,070
Pancanadian Energy Corp.	200	5,947
Paramount Resources, Ltd.	7,000	66,468
Phillips Petroleum Co.	2,120	133,136
Rio Alto Exploration, Ltd. *	3,200	30,887
Royal Dutch Petroleum Co.	15,900	863,688
Sunoco, Inc.	1,800	72,018
Talisman Energy, Inc.	4,500	187,418
Tom Brown, Inc. *	5,600	152,880
Unocal Corp.	9,200	358,340
Weatherford International, Inc. *	12,600	600,138
11,631,638

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 16.1%
Banks - 4.7%
AmSouth Bancorp	400	$8,792
Astoria Financial Corp.	20,300	589,715
Bank of America Corp.	10,700	727,814
Bank of New York Co., Inc.	8,700	365,574
Bank One Corp.	6,500	271,570
Bank United Corp. *	16,400	2,132
Banknorth Group, Inc.	300	7,905
BB&T Corp.	4,100	156,251
Charter One Financial, Inc.	15,539	485,128
City National Corp.	100	5,261
Comerica, Inc.	2,300	143,911
Commerce Bancorp, Inc. *	500	22,450
Commerce Bancshares, Inc.	16,170	715,037
Commercial Federal Corp.	200	5,380
Compass Bancshares, Inc.	100	3,087
Dime Bancorp, Inc. *	1,000	130
Doral Financial Corp.	300	10,185
Downey Financial Corp.	100	4,560
Fifth Third Bancorp	8,550	576,954
First Tennessee National Corp.	2,000	70,100
FleetBoston Financial Corp.	1,300	45,500
Golden State Bancorp, Inc.	4,900	145,481
Golden West Financial Corp.	2,800	177,800
Greater Bay Bancorp	30,000	1,023,600
Greenpoint Financial., Corp.	2,500	109,250
Hibernia Corp., Class A	300	5,730
Huntington Bancshares, Inc.	33,700	663,890
Independence Community Bank Corp.	200	5,626
KeyCorp	2,600	69,290
Mellon Financial Corp.	1,600	61,744
National City Corp.	6,600	203,016
New York Community Bancorp, Inc.	200	5,530
North Fork Bancorp, Inc.	17,890	636,168
Northern Trust Corp.	200	12,022
Pacific Century Financial Corp.	19,000	495,140
PNC Financial Services Group	2,500	153,725
Regions Financial Corp.	100	3,435
SouthTrust Corp.	24,100	636,240
Suntrust Banks, Inc.	5,400	360,342
TCF Financial Corp.	900	47,349
U.S. Bancorp	692	15,619
Union Planters Corp.	200	9,478
Washington Mutual, Inc.	941	31,175
Webster Financial Corp.	100	3,743
Wells Fargo & Co.	8,200	405,080
Wilmington Trust Corp.	9,000	605,790
10,103,699

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - 5.6%
Affiliated Managers Group, Inc. *	1,000	$71,830
American Express Co.	4,500	184,320
Bear Stearns Companies, Inc.	9,800	614,950
Capital One Financial Corp.	6,500	415,025
Citigroup, Inc.	31,700	1,569,784
Countrywide Credit Industries, Inc.	2,100	93,975
E Trade Group, Inc. *	900	8,478
Fannie Mae	6,100	487,268
Federated Investors, Inc., Class B	100	3,235
Fortune Brands, Inc.	1,000	49,370
Freddie Mac	18,200	1,153,334
GATX Corp.	17,600	559,680
Global Payments, Inc.	3,730	136,705
Goldman Sachs Group, Inc.	1,500	135,375
Household International, Inc.	16,800	954,240
IndyMac Bancorp, Inc. *	1,300	32,110
Instinet Group, Inc. *	3,430	22,329
J.P. Morgan Chase & Co.	6,800	242,420
John Hancock Financial Services, Inc.	5,100	194,769
Knight Trading Group, Inc. *	500	3,570
Legg Mason, Inc.	20,000	1,061,600
Lehman Brothers Holdings, Inc.	6,600	426,624
MBNA Corp.	15,000	578,550
Merrill Lynch & Co., Inc.	4,400	243,672
Moody’s Corp.	2,400	98,640
Morgan Stanley Dean Witter & Co.	10,400	596,024
National Commerce Financial Corp.	100	2,780
Neuberger-Berman, Inc.	1,875	87,844
Phoenix Companies, Inc. *	1,000	19,200
Principal Financial Group *	9,330	236,049
St. Joe Corp.	700	21,000
State Street Corp.	1,300	71,994
Stilwell Financial, Inc.	18,850	461,636
T. Rowe Price Group, Inc.	24,400	949,892
USA Education, Inc.	1,900	185,820
11,974,092
Insurance - 5.1%
Ace, Ltd.	26,060	1,086,702
AFLAC, Inc.	6,800	200,600
Allmerica Financial Corp.	6,640	298,136
Allstate Corp.	7,900	298,383
AMBAC Financial Group, Inc.	7,785	459,860
American International Group, Inc.	21,510	1,551,731
Arthur J. Gallagher & Co.	17,030	558,073
Brown & Brown, Inc. *	400	12,560
Cincinnati Financial Corp.	200	8,732
CNA Surety Corp.	29,000	436,450
Fidelity National Financial, Inc.	3,120	82,274
Hilb, Rogal & Hamilton Co.	200	6,240
Jefferson Pilot Corp.	1,950	97,656
Lincoln National Corp.	3,300	167,409
Loew’s Corp.	2,600	152,308
Marsh & McLennan Co.	1,700	191,658

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
MBIA, Inc.	3,000	$164,070
MetLife, Inc.	8,800	277,200
MGIC Investment Corp. *	1,500	102,645
Ohio Casualty Corp.	100	1,894
PartnerRe, Ltd.	5,870	320,502
PMI Group, Inc.	1,150	87,124
Progressive Corp.	1,200	199,944
Prudential Financial, Inc. *	21,800	676,890
Radian Group, Inc.	1,800	88,344
RenaissanceRe Holdings, Ltd.	300	30,900
St. Paul Companies, Inc.	3,200	146,720
Travelers Property Casualty Corp., Class A *	4,700	94,000
Willis Group Holdings, Ltd. *	40,040	988,988
XL Capital, Ltd., Class A	21,030	1,963,151
10,751,144
Real Estate - 0.7%
Equity Office Properties Trust REIT	3,800	113,962
Equity Residential Properties Trust REIT	1,000	28,740
Pulte Homes, Inc.	14,717	704,209
Weingarten Realty Investors REIT	12,000	616,800
1,463,711
HEALTH CARE - 15.1%
Biotechnology - 2.3%
Affymetrix, Inc. *	100	2,898
Amgen, Inc. *	3,000	179,040
Applera Corp. *	35,260	788,061
Biogen, Inc. *	500	24,530
Chiron Corp. *	2,700	123,903
Edwards Lifesciences Corp. *	100	2,795
Genentech, Inc. *	4,900	247,205
Genta, Inc. *	300	5,031
Genzyme Corp. *	70,440	3,076,115
Gilead Sciences, Inc. *	4,200	151,158
Invitrogen Corp. *	5,900	202,488
MedImmune, Inc. *	3,800	149,454
Sicor, Inc. *	1,300	22,204
4,974,882
Health Care Equipment & Supplies - 4.1%
Alcon, Inc. *	11,000	372,350
Apogent Technology, Inc. *	21,500	530,620
ArthroCare Corp. *	4,300	77,443
Baxter International, Inc.	8,200	488,064
Beckman Coulter, Inc.	6,700	342,169
Becton Dickinson & Co.	14,300	539,396
C.R. Bard, Inc.	10,000	590,500
Cooper Companies, Inc. *	100	4,740
CYTYC Corp. *	143,560	3,864,635
Diagnostic Products Corp.	100	4,320
Hillenbrand Industries, Inc.	200	12,326
Medtronic, Inc.	12,200	551,562

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Patterson Dental Co. *	700	$30,611
Saint Jude Medical, Inc.	1,900	146,585
Steris Corp. *	100	2,086
Stryker Corp.	900	54,297
Surmodics, Inc. *	100	4,360
Techne Corp. *	300	8,271
Unilab Corp. *	1,020	25,082
VISX, Inc. *	58,060	1,025,340
Zimmer Holdings, Inc. *	3,650	124,282
8,799,039
Health Care Providers & Services - 4.6%
Accredo Health, Inc. *	100	5,727
Andrx Corp. *	4,000	151,760
Anthem, Inc. *	4,600	264,822
Apria Healthcare Group, Inc. *	200	4,902
Caremark Rx, Inc. *	39,800	776,100
CIGNA Corp.	3,200	324,448
Community Health Systems *	300	6,633
Covance, Inc. *	100	2,028
Davita, Inc. *	16,070	406,571
Express Scripts, Inc., Class A *	400	23,036
First Health Group Corp. *	700	16,891
HCA-The Healthcare Corp.	15,400	678,832
Health Management Associates, Inc., Class A *	18,700	387,651
Health Net, Inc. *	1,600	43,904
HealthSouth Corp. *	97,150	1,394,103
Henry Schein, Inc. *	1,000	44,050
Humana, Inc. *	1,200	16,236
IMPATH, Inc. *	11,000	451,440
IMS Health, Inc.	82,750	1,857,737
Laboratory Corp.	2,600	249,236
LifePoint Hospitals, Inc. *	900	33,264
Lincare Holdings, Inc. *	7,400	200,688
Manor Care, Inc. *	2,600	60,580
McKesson HBOC, Inc.	6,800	254,524
Mid Atlantic Medical Services, Inc. *	200	5,700
Orthodontic Centers of America, Inc. *	200	5,522
Oxford Health Plans, Inc. *	4,200	175,518
Pediatrix Medical Group, Inc. *	300	12,228
Pharmaceutical Product Development, Inc. *	1,900	66,215
Quest Diagnostics, Inc. *	1,500	124,275
Synavant, Inc. *	600	2,022
Tenet Healthcare Corp.	4,200	281,484
Trigon Healthcare, Inc. *	800	59,056
UnitedHealth Group, Inc.	12,100	924,682
Universal Health Services, Inc., Class B *	2,200	90,750
Wellpoint Health Networks, Inc., Class A *	4,400	280,148
9,682,763
Pharmaceuticals - 4.1%
Abbott Laboratories	2,000	105,200
Allergan, Inc.	9,200	594,780
Bristol-Myers Squibb Co.	4,400	178,156
Eli Lilly & Co.	10,000	762,000

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Forest Laboratories, Inc. *	1,500	$122,550
ICN Pharmaceuticals, Inc.	400	12,700
Johnson & Johnson Co.	16,082	1,044,526
King Pharmaceuticals, Inc. *	6,500	227,565
Merck & Co., Inc.	12,100	696,718
Mylan Laboratories, Inc.	12,800	377,088
Pfizer, Inc.	68,375	2,717,222
Pharmacia Corp.	9,500	428,260
Schering-Plough Corp.	23,700	741,810
Shire Pharmaceuticals Group, ADR *	4,300	100,925
Taro Pharmaceutical Industries, Ltd. *	2,000	56,700
Wyeth	6,600	433,290
8,599,490
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.0%
B.F. Goodrich Corp.	2,200	69,608
Engineered Support Systems, Inc. *	400	18,500
General Motors Corp., Class H *	75,190	1,236,875
Lockheed Martin Corp.	17,200	990,376
Northrop Grumman Corp.	9,300	1,051,365
Raytheon Co.	21,500	882,575
Rockwell Collins, Inc.	2,800	70,616
4,319,915
Air Freight & Couriers - 0.2%
FedEx Corp. *	4,000	232,400
United Parcel Service, Inc., Class B	3,800	231,040
463,440
Airlines - 0.2%
AMR Corp. *	11,000	290,510
Continental Airlines, Inc., Class B *	2,700	76,464
Southwest Airlines Co.	8,800	170,280
UAL Corp. *	100	1,634
538,888
Building Products - 0.5%
Masco Corp.	23,400	642,330
Toll Brothers, Inc. *	6,600	329,010
York International Corp.	100	3,590
974,930
Commercial Services & Supplies - 5.0%
Allied Waste Industries, Inc. *	1,500	19,500
Amdocs, Ltd. *	60,500	1,612,325
Automatic Data Processing, Inc.	4,800	279,696
Avery Dennison Corp.	1,500	91,545
Bea Systems, Inc. *	29,220	400,606
CACI International, Inc. *	200	7,022
Cadence Design Systems, Inc. *	2,500	56,525
Cendant Corp. *	24,600	472,320
Concord EFS, Inc. *	8,180	271,985
Corinthian Colleges, Inc. *	100	5,055

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
CSG Systems International, Inc. *	108,900	$3,100,383
Deluxe Corp.	800	37,008
DST Systems, Inc. *	18,040	898,392
Dun & Bradstreet Corp. *	1,550	62,015
eBay, Inc. *	1,500	84,960
First Data Corp.	2,900	253,025
H&R Block, Inc.	9,900	440,055
Herman Miller, Inc.	9,000	214,020
Hon Inds., Inc.	800	22,728
Imagistics International, Inc. *	364	5,788
ITT Educational Services, Inc. *	200	9,000
John H. Harland Co.	600	17,442
Metro One Telecomm, Inc. *	750	19,013
NDCHealth Corp.	100	3,639
Paychex, Inc.	400	15,880
R.R. Donnelley & Sons Co.	9,600	298,560
Republic Services, Inc., Class A *	29,000	541,720
Right Management Consultants, Inc. *	150	3,798
Robert Half International, Inc. *	18,400	543,168
Sabre Group Holdings, Inc., Class A *	1,000	46,710
Sealed Air Corp. *	300	14,124
SEI Investments Co.	1,300	55,653
Switchboard, Inc. *	52,230	277,864
Viad Corp.	200	5,600
Waste Management, Inc.	17,200	468,700
Weight Watchers International, Inc. *	840	32,138
Xerox Corp.	1,400	15,050
10,703,012
Construction & Engineering - 0.3%
Beazer Homes USA, Inc. *	400	31,020
EMCOR Group, Inc. *	200	11,600
Jacobs Engineering Group, Inc. *	6,400	456,256
Massey Energy Corp.	800	13,520
MDC Holdings, Inc.	200	8,640
SBA Communications Corp. *	10,900	35,861
556,897
Electrical Equipment - 0.3%
Cable Design Technologies Corp. *	34,790	464,447
Cooper Industries, Inc.	2,100	88,095
Emerson Electric Co.	400	22,956
Molex, Inc.	1,275	39,002
614,500
Industrial Conglomerates - 2.1%
Danaher Corp.	8,000	568,160
General Electric Co.	56,900	2,130,905
Minnesota Mining & Manufacturing Co.	3,200	368,032
Pentair, Inc.	100	4,497
Trinity Industries, Inc.	17,100	415,701
Tyco International, Ltd.	30,490	985,437
4,472,732

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - 1.3%
Caterpillar, Inc.	800	$45,480
Deere & Co.	8,200	373,510
Dover Corp.	500	20,500
Ingersoll-Rand Co.	4,900	245,098
ITT Industries, Inc.	3,800	239,552
Monsanto Co.	300	9,477
Navistar International Corp. *	10,200	451,860
Paccar, Inc.	3,900	285,519
Parker-Hannifin Corp.	8,100	404,190
Precision Castparts Corp.	600	21,246
Roper Industries, Inc.	11,900	591,906
2,688,338
Marine - 0.0%
Teekay Shipping Corp.	600	22,872
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	14,000	422,520
Norfolk Southern Corp.	12,000	287,280
Ryder Systems, Inc.	200	5,908
Union Pacific Corp.	2,300	142,922
858,630
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 3.3%
3Com Corp.	1,700	10,387
Adaptec, Inc. *	1,900	25,403
Advanced Fibre Communications, Inc. *	55,770	1,070,226
American Tower Systems Corp., Class A *	179,280	969,905
Aware, Inc. *	8,860	56,261
Brocade Communications Systems, Inc. *	900	24,300
CIENA Corp. *	25,500	229,500
Cisco Systems, Inc. *	59,000	998,870
Computer Network Technology *	11,180	147,800
Comverse Technology, Inc. *	12,720	161,162
Corvis Corp. *	1,100	1,374
Emulex Corp. *	37,200	1,224,996
Foundry Networks, Inc. *	900	6,471
Globespan Virata, Inc. *	28,500	425,220
McDATA Corp., Class A	43,705	518,778
McDATA Corp., Class B	2,900	35,090
Oni Systems Corp. *	127,880	789,020
QUALCOMM, Inc. *	4,100	154,324
Storagenetworks, Inc. *	1,200	4,188
Tekelec, Inc. *	15,510	177,745
Tellium, Inc. *	3,200	7,392
7,038,412
Computers & Peripherals - 1.6%
Compaq Computer Corp.	20,100	210,045
Dell Computer Corp. *	30,100	785,911
Handspring, Inc. *	3,800	17,708
Hewlett-Packard Co.	20,800	373,152
International Business Machines Corp.	15,400	1,601,600

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Network Appliance, Inc. *	8,700	$177,306
QLogic Corp. *	5,800	287,216
Storage Technology Corp. *	1,000	21,440
3,474,378
Electronic Equipment & Instruments - 0.9%
AVX Corp.	1,000	20,940
FLIR Systems, Inc. *	200	9,550
Ingram Micro, Inc., Class A *	600	9,930
Macrovision Corp. *	43,330	1,154,744
PerkinElmer, Inc.	16,600	307,100
Rambus, Inc. *	2,400	18,696
Rockwell International Corp.	1,800	36,108
RSA Security, Inc. *	22,480	202,320
Sanmina Corp. *	11,800	138,650
1,898,038
Internet Software & Services - 5.0%
Akamai Technologies, Inc. *	93,760	375,134
CheckFree Corp. *	146,400	2,244,312
Cnet Networks, Inc. *	114,373	626,764
eFunds Corp. *	210	3,371
Epresence, Inc. *	44,770	189,825
Internap Network Services Corp. *	194,250	149,572
Internet Security Systems, Inc. *	44,470	1,016,139
Netegrity, Inc. *	1,630	24,108
S1 Corp. *	102,616	1,584,391
VeriSign, Inc. *	159,566	4,308,282
Websense, Inc. *	400	10,064
10,531,962
IT Consulting & Services - 0.3%
Affiliated Computer Services, Inc., Class A *	6,200	348,006
Electronic Data Systems Corp.	4,600	266,754
SunGard Data Systems, Inc. *	400	13,188
627,948
Office Electronics - 0.0%
Kronos, Inc. *	150	7,047
Semiconductor Equipment & Products - 2.1%
Altera Corp.	28,000	612,360
Analog Devices, Inc. *	3,300	148,632
Broadcom Corp., Class A *	4,000	143,600
Cabot Microelectronics Corp. *	1,200	81,180
Cymer, Inc. *	200	9,932
Genesis Microchip, Inc. *	1,100	28,600
Integrated Circuit System, Inc. *	500	10,200
Intel Corp.	57,700	1,754,657
Intersil Holding Corp., Class A *	14,200	402,570
KLA-Tencor Corp. *	2,300	152,950
Linear Technology Corp.	9,400	415,668
Maxim Integrated Products, Inc. *	7,200	401,112
Mentor Graphics Corp. *	100	2,114
Novellus Systems, Inc. *	3,000	162,420

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
PMC-Sierra, Inc. *	4,000	$65,120
Semtech Corp. *	1,300	47,450
Xilinx, Inc. *	1,100	43,846
4,482,411
Software - 5.5%
Adobe Systems, Inc.	10,000	402,900
Autodesk, Inc.	200	9,338
Citrix Systems, Inc. *	150,710	2,604,269
Electronic Arts, Inc. *	4,300	261,440
Intuit, Inc. *	11,500	441,140
Microsoft Corp. *	47,500	2,864,725
National Instruments Corp. *	17,000	710,940
Network Associates, Inc. *	2,000	48,400
Novell, Inc. *	1,500	5,835
Oracle Corp. *	42,200	540,160
Parametric Technology Corp. *	92,000	555,680
Peoplesoft, Inc. *	4,200	153,426
Rational Software Corp. *	83,180	1,316,739
Smartforce Plc *	36,500	383,250
Sybase, Inc.	800	13,976
THQ, Inc. *	500	24,550
Veritas Software Corp. *	30,200	1,323,666
11,660,434
MATERIALS - 2.3%
Auto Components - 0.0%
Borg-Warner Automotive, Inc.	100	6,292
Chemicals - 0.9%
Air Products & Chemicals, Inc.	1,700	87,805
E.I. du Pont de Nemours & Co.	2,800	132,020
Engelhard Corp.	500	15,515
IMC Global, Inc.	200	2,950
PPG Industries, Inc.	5,800	318,478
Rohm & Haas Co.	7,500	317,025
Sherwin-Williams Co.	3,000	85,440
Sigma-Aldrich Corp.	8,000	375,680
Solutia, Inc.	59,500	517,650
1,852,563
Construction Materials - 0.2%
Lafarge Corp.	300	12,972
Martin Marietta Materials, Inc.	9,000	379,980
392,952
Containers & Packaging - 0.2%
AptarGroup, Inc.	8,000	280,400
Ball Corp.	400	18,888
Bemis Co., Inc.	200	10,870
Crown Cork & Seal Co., Inc.	600	5,370
Owens Illinois, Inc. *	600	10,200
Pactiv Corp. *	2,900	58,058
Smurfit Container Corp. *	1,000	17,140
Temple-Inland, Inc.	300	17,016
417,942

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCK -continued
MATERIALS -continued
Metals & Mining - 0.5%
Alcan Aluminum, Ltd.	2,500	$99,075
Barrick Gold Corp.	2,700	50,112
Freeport McMoRan Copper & Gold, Inc., Class B * (p)	2,500	44,050
Newmont Mining Corp.	1,000	27,690
Nucor Corp.	5,000	321,200
Peabody Energy Corp.	400	11,580
Phelps Dodge Corp.	13,800	580,980
1,134,687
Paper & Forest Products - 0.5%
Boise Cascade Corp.	400	14,496
Bowater, Inc.	8,380	417,324
Georgia-Pacific Corp.	1,500	44,925
Rayonier, Inc.	8,200	436,896
Weyerhaeuser Co.	1,400	88,004
1,001,645
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.3%
ALLTEL Corp.	2,500	138,875
AT&T Corp.	11,900	186,830
BellSouth Corp.	8,900	328,054
Centurytel, Inc.	9,700	329,800
SBC Communications, Inc.	18,800	703,872
Sprint Corp.	8,200	125,378
Verizon Communications, Inc.	22,400	1,022,560
2,835,369
Wireless Telecommunications Services - 0.4%
AT&T Wireless Services, Inc. *	13,755	123,107
Crown Castle International Corp. *	78,800	520,868
Sprint Corp. (PCS Group) *	18,800	193,452
837,427
UTILITIES - 2.6%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	12,200	504,470
Allete Inc.	200	5,818
Alliant Corp. *	300	9,066
American Electric Power Co., Inc.	2,400	110,616
Cinergy Corp.	16,700	597,025
Consolidated Edison, Inc.	1,600	67,056
Dominion Resources, Inc.	4,300	280,188
DQE, Inc.	14,900	317,519
DTE Energy Co.	2,400	109,200
Duke Energy Corp.	4,800	181,440
Entergy Corp.	3,200	138,912
Exelon Corp.	5,350	283,389
FirstEnergy Corp.	5,700	197,106
FPL Group, Inc.	9,200	547,860
Hawaiian Electric Industries, Inc.	100	4,401
NRG Energy, Inc. *	400	4,824
PPL Corp.	1,400	55,454
Public Service Enterprise Group, Inc.	2,600	119,080

EVERGREEN
Masters Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS -continued
UTILITIES - continued
Electric Utilities - continued
Reliant Energy, Inc.	1,900	$49,001
Reliant Resources, Inc. *	3,260	55,127
Southern Co.	6,900	182,781
TXU Corp.	5,300	288,903
Xcel Energy, Inc.	13,200	334,620
4,443,856
Gas Utilities - 0.1%
El Paso Corp.	1,653	72,782
Kinder Morgan, Inc.	2,600	125,918
NICOR, Inc.	300	13,665
Western Gas Resources, Inc.	200	7,444
219,809
Multi-Utilities - 0.4%
Aquila, Inc.	29,647	736,431
Dynegy, Inc., Class A	2,800	81,200
Progress Energy, Inc.	2,800	840
818,471
Total Common Stocks		200,925,289
CONVERTIBLE PREFERRED STOCKS - 0.5%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Adelphia Communications Corp., Ser. F, 7.50%, 02/01/2005	16,300	279,138
Emmis Communications Corp., Ser. A, 6.25%, 12/31/2049	9,000	393,750
672,888
UTILITIES - 0.2%
Electric Utilities - 0.2%
Dominion Resources, Inc., 9.50%, 11/16/2004 PIES	7,500	460,725
Total Convertible Preferred Stocks		1,133,613
PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport McMoRan Copper & Gold, Inc., Class A	100	1,758
RIGHTS - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Western Digital Corp. *	3,300	20,559
MUTUAL FUND SHARES - 0.6%
iShares Trust, Russell 2000 Index Fund	9,500	950,950
iShares Trust, S&P Smallcap 600 Index Fund	1,500	183,735
Total Mutual Fund Shares		1,134,685

SHORT-TERM INVESTMENTS - 5.0%
MUTUAL FUND SHARES - 5.0%
Evergreen Institutional U.S. Government Money Market Fund (o)	10,638,385	10,638,385
Total Investments - (cost $221,475,385) - 100.7%		213,854,289
Other Assets and Liabilities - (0.7%)		(1,528,078)
Net Assets - 100.0%		$212,326,211

See Combined Notes to Schedules of Investments.

EVERGREEN
Omega Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 17.6%
Auto Components - 1.2%
Gentex Corp. *	625,000	$ 18,518,750
Automobiles - 2.7%
Harley-Davidson, Inc.	775,000	42,725,750
Hotels, Restaurants & Leisure - 2.9%
Brinker International, Inc. *	220,000	7,130,200
Starbucks Corp. *	1,650,000	38,164,500
45,294,700
Leisure Equipment & Products - 1.3%
International Game Technology *	325,000	20,254,000
Media - 1.3%
Gannett Co., Inc.	205,000	15,600,500
Interpublic Group of Companies, Inc.	147,400	5,052,872
20,653,372
Multi-line Retail - 2.7%
Family Dollar Stores, Inc.	765,000	25,635,150
Kohl’s Corp. *	230,000	16,364,500
41,999,650
Specialty Retail - 5.5%
Bed Bath & Beyond, Inc. *	800,900	27,030,375
Lowe’s Companies, Inc.	680,000	29,573,200
Office Depot, Inc. *	800,000	15,880,000
Pier 1 Imports, Inc.	700,000	14,413,000
86,896,575
CONSUMER STAPLES - 3.4%
Beverages - 1.2%
Coca-Cola Co.	350,000	18,291,000
Food & Drug Retailing - 2.2%
Performance Food Group Co. *(p)	500,000	16,330,000
Walgreen Co.	475,000	18,615,250
34,945,250
ENERGY - 8.7%
Energy Equipment & Services - 2.3%
BJ Services Co. *	350,300	12,074,841
Nabors Industries, Inc. *	550,000	23,237,500
35,312,341
Oil & Gas - 6.4%
Anadarko Petroleum Corp.	300,000	16,932,000
Apache Corp.	515,000	29,293,200
Devon Energy Corp.	435,000	20,997,450
Ocean Energy, Inc.	850,000	16,821,500
Weatherford International, Inc. *(p)	351,200	16,727,656
100,771,806

EVERGREEN
Omega Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 6.7%
Banks - 1.0%
Bank of New York Co., Inc.	200,000	$8,404,000
Mellon Financial Corp.	200,000	7,718,000
16,122,000
Diversified Financials - 3.5%
American Express Co.	113,400	4,644,864
Citigroup, Inc.	679,400	33,643,888
Freddie Mac	250,000	15,842,500
54,131,252
Insurance - 2.2%
Everest Reinsurance Group, Ltd.	330,000	22,882,200
XL Capital, Ltd., Class A (p)	130,000	12,135,500
35,017,700
HEALTH CARE - 19.4%
Biotechnology - 3.3%
Gilead Sciences, Inc. *	870,000	31,311,300
IDEC Pharmaceuticals Corp. *(p)	324,600	20,871,780
52,183,080
Health Care Equipment & Supplies - 3.7%
Baxter International, Inc.	415,000	24,700,800
Medtronic, Inc.	348,400	15,751,164
Saint Jude Medical, Inc.	218,000	16,818,700
57,270,664
Pharmaceuticals - 12.4%
IVAX Corp. *	2,225,000	35,711,250
Mylan Laboratories, Inc.	757,100	22,304,166
Pfizer, Inc.	1,120,000	44,508,800
Pharmacia Corp.	865,000	38,994,200
Schering-Plough Corp.	475,000	14,867,500
Wyeth	595,000	39,061,750
195,447,666
INDUSTRIALS - 9.4%
Aerospace & Defense - 1.0%
Titan Corp. *(p)	795,000	16,416,750
Commercial Services & Supplies - 2.9%
Paychex, Inc.	750,000	29,775,000
Republic Services, Inc., Class A *	850,000	15,878,000
45,653,000
Construction & Engineering - 0.8%
Granite Construction, Inc.	525,000	12,920,250
Electrical Equipment - 0.5%
SPX Corp. *	60,000	8,494,800
Machinery - 3.2%
Illinois Tool Works, Inc.	230,000	16,640,500
ITT Industries, Inc.	270,000	17,020,800
Paccar, Inc.	225,000	16,472,250
50,133,550

EVERGREEN
Omega Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS -continued
Road & Rail - 1.0%
Swift Transportation Co., Inc.	685,000	$15,015,200
INFORMATION TECHNOLOGY - 25.7%
Communications Equipment - 2.5%
Cisco Systems, Inc. *	2,265,000	38,346,450
Computers & Peripherals - 5.2%
Dell Computer Corp. *	635,000	16,579,850
International Business Machines Corp.	335,000	34,840,000
NVIDIA Corp. *(p)	424,400	18,826,384
Sun Microsystems, Inc. *	1,250,000	11,025,000
81,271,234
Electronic Equipment & Instruments - 0.4%
Sanmina Corp. *	575,000	6,756,250
IT Consulting & Services - 2.2%
Affiliated Computer Services, Inc., Class A *(p)	625,000	35,081,250
Semiconductor Equipment & Products - 8.2%
Altera Corp.	689,000	15,068,430
ATI Technologies, Inc. *(p)	1,500,000	20,100,000
Intel Corp.	750,000	22,807,500
Intersil Holding Corp., Class A *(p)	450,000	12,757,500
Microchip Technology, Inc. *	717,500	30,013,025
Texas Instruments, Inc.	850,000	28,135,000
128,881,455
Software - 7.2%
Electronic Arts, Inc. *	475,000	28,880,000
Mercury Interactive Corp. *(p)	325,000	12,236,250
Microsoft Corp. *	456,000	27,501,360
Oracle Corp. *	2,540,000	32,512,000
Rational Software Corp. *	785,000	12,426,550
113,556,160
MATERIALS - 5.5%
Chemicals - 4.6%
PPG Industries, Inc.	300,000	16,473,000
Praxair, Inc.	450,000	26,910,000
Rohm & Haas Co.	675,000	28,532,250
71,915,250
Metals & Mining - 0.9%
Nucor Corp.	225,000	14,454,000
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
L-3 Communications Holdings, Inc. *(p)	284,500	31,864,000
Total Common Stocks		1,546,595,155

EVERGREEN
Omega Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 8.2%
MUTUAL FUND SHARES - 8.2%
Evergreen Institutional U.S. Government Money Market Fund (o)	37,321,772	$37,321,772
Navigator Prime Portfolio (pp)	92,017,683	92,017,683
Total Short-Term Investments		129,339,455
Total Investments - (cost $1,586,343,289) - 106.6%		1,675,934,610
Other Assets and Liabilities - (6.6%)		(104,037,806)
Net Assets - 100.0%		$1,571,896,804

See Combined Notes to Schedules of Investments.

EVERGREEN
Premier 20 Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 16.0%
Automobiles - 4.0%
Harley-Davidson, Inc.	77,000	$4,245,010
Hotels, Restaurants & Leisure - 3.7%
Starbucks Corp. *	169,600	3,922,848
Media - 3.8%
Scholastic Corp. *	76,000	4,118,440
Specialty Retail - 4.5%
Lowe’s Companies, Inc.	111,000	4,827,390
CONSUMER STAPLES - 4.6%
Beverages - 2.4%
PepsiCo, Inc.	50,000	2,575,000
Food & Drug Retailing - 2.2%
Walgreen Co.	60,000	2,351,400
ENERGY - 4.4%
Oil & Gas - 4.4%
Devon Energy Corp.	98,000	4,730,460
FINANCIALS - 10.1%
Diversified Financials - 7.7%
Capital One Financial Corp.	50,000	3,192,500
Citigroup, Inc.	103,000	5,100,560
8,293,060
Insurance - 2.4%
American International Group, Inc.	35,000	2,524,900
HEALTH CARE - 14.2%
Health Care Equipment & Supplies - 6.8%
Baxter International, Inc.	65,600	3,904,512
Saint Jude Medical, Inc.	44,000	3,394,600
7,299,112
Health Care Providers & Services - 4.3%
Health Management Associates, Inc., Class A *	110,000	2,280,300
Laboratory Corp.	24,000	2,300,640
4,580,940
Pharmaceuticals - 3.1%
Johnson & Johnson Co.	51,000	3,312,450
INDUSTRIALS - 15.8%
Commercial Services & Supplies - 6.1%
Career Education Corp. *	61,000	2,415,600
Concord EFS, Inc. *	122,000	4,056,500
6,472,100
Industrial Conglomerates - 3.0%
Minnesota Mining & Manufacturing Co.	28,000	3,220,280
Machinery - 6.7%
Illinois Tool Works, Inc.	49,000	3,545,150
Roper Industries, Inc.	73,000	3,631,020
7,176,170

EVERGREEN
Premier 20 Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 25.8%
Communications Equipment - 3.0%
Cisco Systems, Inc. *	192,000	$3,250,560
Computers & Peripherals - 3.2%
Dell Computer Corp. *	85,000	2,219,350
Sun Microsystems, Inc. *	135,000	1,190,700
3,410,050
IT Consulting & Services - 6.0%
Affiliated Computer Services, Inc., Class A *	115,000	6,454,950
Semiconductor Equipment & Products - 8.1%
Altera Corp.	173,500	3,794,445
Texas Instruments, Inc.	145,700	4,822,670
8,617,115
Software - 5.5%
Advent Software, Inc. *(p)	30,000	1,774,800
Oracle Corp. *	322,300	4,125,440
5,900,240
MATERIALS - 4.1%
Chemicals - 4.1%
PPG Industries, Inc.	79,000	4,337,890
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
L-3 Communications Holdings, Inc. *(p)	24,000	2,688,000
Total Common Stocks		104,308,365
SHORT-TERM INVESTMENTS - 5.2%
MUTUAL FUND SHARES - 5.2%
Evergreen Institutional U.S. Government Money Market Fund (o)	1,307,129	1,307,129
Navigator Prime Portfolio (pp)	4,251,225	4,251,225
Total Short-Term Investments		5,558,354
Total Investments - (cost $101,921,761) - 102.7%		109,866,719
Other Assets and Liabilities - (2.7%)		(2,868,515)
Net Assets - 100.0%		$106,998,204

See Combined Notes to Schedules of Investments.

EVERGREEN
Small Company Growth Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 91.3%
CONSUMER DISCRETIONARY - 19.7%
Auto Components - 0.9%
Superior Industries International, Inc.	125,900	$6,141,402
Automobiles - 0.8%
United Rentals, Inc. *	199,600	5,485,008
Hotels, Restaurants & Leisure - 1.1%
Brinker International, Inc. *	158,100	5,124,021
Ruby Tuesday, Inc.	88,400	2,055,300
7,179,321
Household Durables - 1.5%
Mohawk Industries, Inc. *	88,100	5,293,929
Whirlpool Corp.	69,600	5,258,280
10,552,209
Internet & Catalog Retail - 1.1%
Expedia, Inc. *	102,400	7,151,616
Leisure Equipment & Products - 0.9%
International Game Technology *	97,600	6,082,432
Media - 5.4%
Adelphia Communications Corp., Class A (p)	339,400	5,057,060
Belo Corp., Ser. A	229,700	5,340,525
DoubleClick, Inc. *	562,000	6,738,380
Hispanic Broadcasting Corp. *	135,300	3,939,936
Lamar Advertising Co., Class A *	212,600	8,635,812
TMP Worldwide, Inc. *	60,700	2,092,329
Valassis Communications, Inc. *	136,800	5,284,584
37,088,626
Multi-line Retail - 2.1%
BJ’s Wholesale Club, Inc. *	81,500	3,643,050
Chico’s FAS, Inc. *(p)	226,350	7,627,995
Dollar Tree Stores, Inc. *	101,500	3,330,215
14,601,260
Specialty Retail - 3.3%
Hot Topic, Inc. *(p)	527,700	11,028,930
Office Depot, Inc. *	304,500	6,044,325
Pier 1 Imports, Inc.	181,900	3,745,321
Sonic Corp. *	62,700	1,612,017
22,430,593
Textiles & Apparel - 2.6%
Abercrombie & Fitch Co., Class A *	225,800	6,954,640
Coach, Inc. *	98,300	4,984,793
Reebok International, Ltd. *	217,600	5,881,728
17,821,161
CONSUMER STAPLES - 1.5%
Food & Drug Retailing - 1.5%
Performance Food Group Co. *	193,800	6,329,508
SuperValu, Inc.	152,100	3,924,180
10,253,688

EVERGREEN
Small Company Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
ENERGY - 4.2%
Energy Equipment & Services - 1.0%
Diamond Offshore Drilling, Inc.	110,700	$3,460,482
GlobalSantaFe Corp.	105,356	3,445,141
6,905,623
Oil & Gas - 3.2%
Devon Energy Corp.	65,692	3,170,953
Spinnaker Exploration Co. *	51,300	2,136,645
Weatherford International, Inc. *(p)	79,500	3,786,585
XTO Energy, Inc.	633,400	12,699,670
21,793,853
FINANCIALS - 5.8%
Banks - 2.6%
Boston Private Financial Holdings, Inc.	50,000	1,337,500
North Fork Bancorp, Inc.	117,620	4,182,567
TCF Financial Corp.	234,400	12,331,784
17,851,851
Diversified Financials - 1.7%
Labranche & Co., Inc. *(p)	98,500	3,058,425
Legg Mason, Inc.	22,500	1,194,300
Moody’s Corp.	184,700	7,591,170
11,843,895
Insurance - 1.5%
Arthur J. Gallagher & Co.	106,200	3,480,174
Everest Reinsurance Group, Ltd.	92,400	6,407,016
9,887,190
HEALTH CARE - 21.0%
Biotechnology - 4.1%
Abgenix, Inc. *	329,700	6,228,033
Cephalon, Inc. *(p)	91,800	5,783,400
InterMune, Inc. *(p)	77,300	2,324,411
Invitrogen Corp. *	149,100	5,117,112
Medarex, Inc. *	206,000	3,322,574
Scios, Inc. *(p)	188,600	5,456,198
28,231,728
Health Care Equipment & Supplies - 2.2%
Biosite, Inc. *	124,000	3,069,000
Cyberonics, Inc. *	221,300	3,538,587
Qiagen NV *(p)	157,600	2,346,664
Varian Medical Systems, Inc. *	151,800	6,208,620
15,162,871
Health Care Providers & Services - 7.5%
AdvancePCS *	178,700	5,377,083
Advisory Board Co. *	40,000	1,300,800
Anthem, Inc. *	55,100	3,172,107
Apria Healthcare Group, Inc. *	212,000	5,196,120
First Health Group Corp. *	152,900	3,689,477
Health Management Associates, Inc., Class A *	204,300	4,235,139
HealthSouth Corp. *	706,100	10,132,535

EVERGREEN
Small Company Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
IMPATH, Inc. *(p)	101,400	$4,161,456
Lincare Holdings, Inc. *	110,900	3,007,608
Manor Care, Inc. *	313,600	7,306,880
Trigon Healthcare, Inc. *	45,400	3,351,428
50,930,633
Pharmaceuticals - 7.2%
AmerisourceBergen Corp.	125,700	8,585,310
Biovail Corp. *(p)	68,500	3,423,630
Celgene Corp. *	116,500	2,883,375
Elan Corp. Plc, ADR *	75,000	1,043,250
IVAX Corp. *	182,400	2,927,520
Medicis Pharmaceutical Corp., Class A *	87,900	4,878,450
Millennium Pharmaceuticals, Inc. *	231,718	5,169,635
Mylan Laboratories, Inc.	131,500	3,873,990
OSI Pharmaceuticals, Inc. *(p)	119,400	4,674,510
Sepracor, Inc. *(p)	266,900	5,177,860
Shire Pharmaceuticals Group, ADR *	133,600	3,135,726
Teva Pharmaceutical Industries, Ltd.	57,000	3,116,190
48,889,446
INDUSTRIALS - 14.7%
Aerospace & Defense - 0.4%
United Defense Industries, Inc. *	114,600	3,071,280
Air Freight & Couriers - 1.1%
Expeditors International of Washington, Inc.	123,300	7,521,300
Airlines - 0.8%
Frontier Airlines, Inc. *	292,800	5,364,096
Commercial Services & Supplies - 9.4%
Administaff, Inc. *(p)	257,500	7,114,725
Apollo Group, Inc., Class A *	134,350	7,194,442
BISYS Group, Inc. *	491,420	17,322,555
Career Education Corp. *	194,700	7,710,120
ChoicePoint, Inc. *	96,400	5,552,640
Devry, Inc. *	317,268	9,559,285
H&R Block, Inc.	162,000	7,200,900
Insight Communications, Inc., Class A *	101,400	2,124,330
63,778,997
Machinery - 2.0%
Roper Industries, Inc.	279,900	13,922,226
Marine - 1.0%
Tidewater, Inc.	157,400	6,665,890
INFORMATION TECHNOLOGY - 17.9%
Communications Equipment - 0.4%
Sycamore Networks, Inc. *	585,400	2,312,330
Computers & Peripherals - 1.7%
QLogic Corp. *	219,800	10,884,496
Xicor, Inc. *(p)	89,900	955,637
11,840,133

EVERGREEN
Small Company Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 2.0%
Plexus Corp. *(p)	170,500	$4,023,800
Solectron Corp. *	1,229,500	9,590,100
13,613,900
Internet Software & Services - 0.4%
Stellent, Inc. *(p)	293,000	2,821,590
IT Consulting & Services - 0.7%
Exult, Inc. *(p)	416,800	4,547,288
Semiconductor Equipment & Products - 6.9%
Alpha Industries, Inc. *	263,000	4,010,750
ATI Technologies, Inc. *	416,000	5,574,400
ESS Technology, Inc. *(p)	316,000	6,553,840
Intersil Holding Corp., Class A *	224,100	6,353,235
LTX Corp. *	154,500	4,200,855
Microsemi Corp. *	278,300	4,541,856
Mykrolis Corp. *	67,004	1,024,491
Novellus Systems, Inc. *	140,700	7,617,498
Photon Dynamics, Inc. *	145,000	7,379,050
47,255,975
Software - 5.8%
Electronic Arts, Inc. *	92,100	5,599,680
Mercury Interactive Corp. *	132,700	4,996,155
Network Associates, Inc. *	228,000	5,517,600
Rational Software Corp. *	959,300	15,185,719
Redeemable Hat, Inc.	358,300	2,045,535
THQ, Inc. *(p)	120,800	5,931,280
39,275,969
MATERIALS - 5.7%
Chemicals - 2.9%
Eastman Chemical Co.	180,800	8,821,232
Georgia Gulf Corp.	240,800	6,465,480
Millipore Corp.	99,000	4,379,760
19,666,472
Metals & Mining - 2.8%
Newmont Mining Corp.	275,200	7,620,288
Nucor Corp.	182,200	11,704,528
19,324,816
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
IDT Corp. (p)	276,100	5,574,457
Total Common Stocks		622,841,125

EVERGREEN
Small Company Growth Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS - 19.1%
MUTUAL FUND SHARES - 19.1%
Evergreen Institutional Money Market Fund (o)	58,964,691	$58,964,691
Navigator Prime Portfolio (pp)	70,923,143	70,923,143
Total Short Term Investments		129,887,834
Total Investments - (cost $661,334,440) - 110.4%		752,728,959
Other Assets and Liabilities - (10.4%)		(70,844,283)
Net Assets - 100.0%		$681,884,676

See Combined Notes to Schedules of Investments.

EVERGREEN
Stock Selector Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.8%
Johnson Controls, Inc.	32,895	$2,904,958
Lear Corp. *	85,000	4,046,000
6,950,958
Automobiles - 0.4%
General Motors Corp.	61,073	3,691,863
Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc.	122,050	4,954,010
Harrahs Entertainment, Inc. *	113,323	5,015,676
Tricon Global Restaurants, Inc. *	79,749	4,687,646
Wendy’s International, Inc.r	40,384	1,412,632
16,069,964
Media - 3.1%
AOL Time Warner, Inc. *	328,652	7,772,620
Knight-Ridder, Inc.	41,726	2,866,159
USA Networks, Inc. *	277,060	8,802,196
Viacom, Inc., Class B *	93,934	4,543,587
Walt Disney Co.	88,674	2,046,596
26,031,158
Multi-line Retail - 3.5%
Federated Department Stores, Inc. *	68,656	2,804,598
Sears, Roebuck & Co.	75,280	3,859,606
Target Corp.	93,284	4,022,406
Wal-Mart Stores, Inc.	304,570	18,667,095
29,353,705
Specialty Retail - 2.9%
Best Buy Co., Inc. *	51,901	4,110,559
Blockbuster, Inc. (p)	128,125	3,007,094
Home Depot, Inc.	190,819	9,275,711
Lowe’s Companies, Inc.	197,589	8,593,146
24,986,510
CONSUMER STAPLES - 9.6%
Beverages - 2.9%
Adolph Coors Co.	48,637	3,281,539
Anheuser-Busch Companies, Inc.	104,724	5,466,593
Coca Cola Enterprises, Inc.	120,071	2,254,933
Coca-Cola Co.	108,558	5,673,241
PepsiCo, Inc.	152,844	7,871,466
24,547,772
Food & Drug Retailing - 1.5%
Albertsons, Inc.	144,052	4,773,883
Kroger Co. *	298,081	6,605,475
Safeway, Inc. *	11,065	498,147
SuperValu, Inc.	36,115	931,767
12,809,272

EVERGREEN
Stock Selector Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 1.2%
Archer-Daniels Midland Co.	172,210	$2,398,885
Conagra, Inc.	216,263	5,244,378
Sara Lee Corp.	114,369	2,374,300
10,017,563
Household Products - 1.9%
Clorox Co.	62,758	2,738,132
Procter & Gamble Co.	144,860	13,050,437
15,788,569
Personal Products - 0.8%
Avon Products, Inc.	25,028	1,359,521
Kimberly-Clark Corp.	85,456	5,524,730
6,884,251
Tobacco - 1.3%
Philip Morris Companies, Inc.	210,182	11,070,286
ENERGY - 6.4%
Energy Equipment & Services - 0.6%
Nabors Industries, Inc. *	64,507	2,725,421
Rowan Co., Inc. *	104,308	2,403,256
5,128,677
Oil & Gas - 5.8%
Apache Corp.	168,488	9,583,598
Exxon Mobil Corp.	295,814	12,965,528
Kerr-McGee Corp.	88,744	5,577,560
Marathon Oil Corp.	174,278	5,019,206
Occidental Petroleum Corp.	115,385	3,363,473
Sunoco, Inc.	171,285	6,853,113
Valero Energy Corp.	120,812	5,982,610
49,345,088
FINANCIALS - 17.8%
Banks - 6.0%
Bank of America Corp.	210,482	14,316,986
Charter One Financial, Inc.	90,760	2,833,527
Compass Bancshares, Inc.	57,938	1,788,546
FleetBoston Financial Corp.	131,483	4,601,905
Golden State Bancorp, Inc. *(p)	100,069	2,971,049
Hibernia Corp., Class A	17,884	341,584
KeyCorp	36,505	972,858
National City Corp.	193,827	5,962,119
SouthTrust Corp.	102,391	2,703,122
Sovereign Bancorp, Inc. (p)	265,779	3,734,195
Washington Mutual, Inc.	192,105	6,364,439
Wells Fargo & Co.	80,436	3,973,538
50,563,868
Diversified Financials - 7.5%
Bear Stearns Companies, Inc.	65,542	4,112,761
Citigroup, Inc.	543,820	26,929,966
Countrywide Credit Industries, Inc.	76,600	3,427,850

EVERGREEN
Stock Selector Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
Fannie Mae	98,766	$7,889,428
Freddie Mac	75,383	4,777,021
J.P. Morgan Chase & Co.	157,362	5,609,955
Lehman Brothers Holdings, Inc.	114,325	7,389,968
Morgan Stanley Dean Witter & Co.	56,045	3,211,939
63,348,888
Insurance - 3.9%
Allstate Corp.	193,687	7,315,558
American International Group, Inc.	130,984	9,449,186
CNA Financial Corp. (p)	89,927	2,670,832
Loew’s Corp.	104,769	6,137,368
MetLife, Inc.	140,208	4,416,552
MGIC Investment Corp. *	48,642	3,328,572
33,318,068
Real Estate - 0.4%
Pulte Homes, Inc.	71,523	3,422,375
HEALTH CARE - 14.9%
Biotechnology - 0.7%
Biogen, Inc. *	62,095	3,046,381
Genentech, Inc. *	58,190	2,935,685
5,982,066
Health Care Equipment & Supplies - 1.7%
Becton Dickinson & Co.	70,643	2,664,654
C.R. Bard, Inc.	76,824	4,536,457
Guidant Corp. *	81,660	3,537,511
Stryker Corp.	66,401	4,005,973
14,744,595
Health Care Providers & Services - 1.6%
HCA-The Healthcare Corp.	107,858	4,754,381
HealthSouth Corp. *	265,721	3,813,096
Wellpoint Health Networks, Inc., Class A *	73,522	4,681,146
13,248,623
Pharmaceuticals - 10.9%
Abbott Laboratories	62,635	3,294,601
Barr Laboratories, Inc. *(p)	27,201	1,790,370
Bristol-Myers Squibb Co.	191,582	7,757,155
Johnson & Johnson Co.	314,426	20,421,969
Merck & Co., Inc.	259,053	14,916,272
Mylan Laboratories, Inc.	63,206	1,862,049
Pfizer, Inc.	558,202	22,182,947
Pharmacia Corp.	204,514	9,219,491
Schering-Plough Corp.	122,909	3,847,052
Wyeth	102,444	6,725,448
92,017,354

EVERGREEN
Stock Selector Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.4%
Boeing Co.	115,668	$5,580,981
General Dynamics Corp.	71,486	6,716,110
Honeywell International, Inc.	65,762	2,516,712
United Technologies Corp.	75,640	5,612,488
20,426,291
Air Freight & Couriers - 0.4%
FedEx Corp. *	53,723	3,121,306
Building Products - 0.7%
American Standard Companies., Inc. *	83,079	5,877,839
Commercial Services & Supplies - 1.9%
Automatic Data Processing, Inc.	74,450	4,338,202
Equifax, Inc.	119,219	3,564,648
First Data Corp.	65,593	5,722,989
R.R. Donnelley & Sons Co.	82,202	2,556,482
16,182,321
Electrical Equipment - 1.1%
Cooper Industries, Inc.	133,831	5,614,210
Emerson Electric Co.	64,141	3,681,052
9,295,262
Industrial Conglomerates - 4.2%
General Electric Co.	739,260	27,685,287
Textron, Inc.	106,260	5,429,886
Tyco International, Ltd.	63,318	2,046,438
35,161,611
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	108,025	3,260,194
Ryder Systems, Inc.	102,366	3,023,892
6,284,086
INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 2.0%
Cisco Systems, Inc. *	572,276	9,688,632
Juniper Networks, Inc. *(p)	56,016	706,922
Lucent Technologies, Inc.	296,551	1,402,686
Nortel Networks Corp. *	249,437	1,119,972
PanAmSat Corp. *	105,154	2,402,769
Scientific Atlanta, Inc.	77,137	1,781,865
17,102,846
Computers & Peripherals - 3.4%
Apple Computer, Inc. *	103,611	2,452,472
Dell Computer Corp. *	120,387	3,143,305
Hewlett-Packard Co. (p)	218,529	3,920,410
International Business Machines Corp.	153,791	15,994,264
Network Appliance, Inc. *	75,497	1,538,629
NVIDIA Corp. *	40,667	1,803,988
28,853,068

EVERGREEN
Stock Selector Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 1.0%
Diebold, Inc.	122,830	$5,004,094
Jabil Circuit, Inc. *	72,270	1,700,513
Solectron Corp. *	214,566	1,673,615
8,378,222
IT Consulting & Services - 0.9%
Affiliated Computer Services, Inc., Class A *(p)	58,913	3,306,787
Electronic Data Systems Corp.	78,170	4,533,078
7,839,865
Semiconductor Equipment & Products - 3.7%
Advanced Micro Devices, Inc. *	100,730	1,481,738
Altera Corp.	30,527	667,625
Analog Devices, Inc. *	17,066	768,653
Applied Materials, Inc.	54,757	2,971,662
Intel Corp.	538,148	16,365,081
Maxim Integrated Products, Inc. *	14,028	781,500
Micron Technology, Inc. *	52,359	1,722,611
National Semiconductor Corp. *	22,603	761,495
Texas Instruments, Inc.	126,949	4,202,012
Vitesse Semiconductor Corp. *	36,516	357,857
Xilinx, Inc. *	27,553	1,098,263
31,178,497
Software - 4.5%
Autodesk, Inc.	56,962	2,659,556
Citrix Systems, Inc. *	101,605	1,755,734
Compuware Corp. *	198,055	2,556,890
Microsoft Corp. *	419,034	25,271,941
Oracle Corp. *	320,623	4,103,975
Parametric Technology Corp. *	212,785	1,285,221
37,633,317
MATERIALS - 2.1%
Chemicals - 1.2%
Cabot Corp.	78,210	2,882,038
Eastman Chemical Co.	88,576	4,321,623
Engelhard Corp.	84,495	2,621,880
9,825,541
Metals & Mining - 0.9%
Freeport McMoRan Copper & Gold, Inc., Class B *(p)	224,443	3,954,686
United States Steel Corp.	224,422	4,073,259
8,027,945
TELECOMMUNICATION SERVICES - 4.7%
Diversified Telecommunication Services - 4.4%
AT&T Corp.	318,412	4,999,068
BellSouth Corp.	148,239	5,464,090
Centurytel, Inc.	93,712	3,186,208

EVERGREEN
Stock Selector Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES -continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc. *	141,321	$1,161,659
SBC Communications, Inc.	164,318	6,152,066
Sprint Corp.	217,242	3,321,630
Verizon Communications, Inc.	205,105	9,363,043
WorldCom, Inc. *	540,674	3,644,143
37,291,907
Wireless Telecommunications Services - 0.3%
AT&T Wireless Services, Inc. *	291,724	2,610,930
UTILITIES - 3.6%
Electric Utilities - 2.6%
American Electric Power Co., Inc.	92,714	4,273,188
Cinergy Corp.	140,922	5,037,961
Entergy Corp.	104,455	4,534,392
Reliant Energy, Inc.	121,243	3,126,857
Reliant Resources, Inc. *	52,616	889,737
TXU Corp. (p)	6,029	328,641
Xcel Energy, Inc.	161,100	4,083,885
22,274,661
Gas Utilities - 0.6%
Sempra Energy	184,103	4,630,190
Multi-Utilities - 0.4%
Williams Companies, Inc.	157,112	3,701,559
Total Common Stocks		835,018,737

	Principal Amount

U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills:
1.82%, 08/29/2002 (f)	750,000	744,328
2.16%, 04/18/2002 (f)	450,000	449,544
Total U.S. Treasury Obligations		1,193,872

	Shares

SHORT-TERM INVESTMENTS - 3.2%
MUTUAL FUND SHARES - 3.2%
Evergreen Institutional Money Market Fund (o)	2,802,993	2,802,993
Navigator Prime Portfolio (pp)	24,495,304	24,495,304
Total Short-Term Investments		27,298,297
Total Investments - (cost $772,045,658) - 102.0%		863,510,906
Other Assets and Liabilities - (2.0%)		(16,520,682)
Net Assets - 100.0%		$846,990,224

See Combined Notes to Schedules of Investments.

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 99.6%
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 1.0%
Cooper Tire & Rubber Co.	2,061	$44,621
Johnson Controls, Inc.	623	55,017
Lear Corp. *	1,775	84,490
184,128
Automobiles - 0.7%
Ford Motor Co.	3,096	51,053
General Motors Corp.	1,179	71,271
122,324
Hotels, Restaurants & Leisure - 1.1%
Tricon Global Restaurants, Inc. *	2,303	135,370
Wendy’s International, Inc.	1,900	66,462
201,832
Household Durables - 0.5%
Centex Corp.	1,539	79,920
Leisure Equipment & Products - 0.3%
Brunswick Corp.	2,096	57,263
Media - 3.3%
AOL Time Warner, Inc. *	9,770	231,060
Knight-Ridder, Inc.	1,153	79,200
Viacom, Inc., Class B *	3,411	164,990
Walt Disney Co.	4,702	108,522
583,772
Multi-line Retail - 3.6%
Federated Department Stores, Inc. *	3,705	151,349
Sears, Roebuck & Co.	1,343	68,856
Wal-Mart Stores, Inc.	6,953	426,149
646,354
Specialty Retail - 2.4%
AutoNation, Inc.	7,710	107,323
Blockbuster, Inc.	2,124	49,850
Home Depot, Inc.	4,216	204,940
Lowe’s Companies, Inc.	1,613	70,150
432,263
Textiles & Apparel - 1.1%
Polo Ralph Lauren Corp. *	2,377	69,361
Ross Stores, Inc.	3,508	132,707
202,068
CONSUMER STAPLES - 8.7%
Beverages - 2.4%
Adolph Coors Co.	797	53,774
Anheuser-Busch Companies, Inc.	1,571	82,006
Coca-Cola Co.	1,072	56,023
Coca-Cola Femsa SA, ADR	4,008	109,258
PepsiCo, Inc.	2,425	124,887
425,948

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.9%
Kroger Co. *	2,213	$49,040
SuperValu, Inc.	4,093	105,599
154,639
Food Products - 1.9%
Conagra, Inc.	4,782	115,963
Dean Foods Co. *	1,769	133,949
Sara Lee Corp.	4,008	83,206
333,118
Household Products - 2.2%
Clorox Co.	2,304	100,524
Procter & Gamble Co.	3,311	298,288
398,812
Tobacco - 1.3%
Philip Morris Companies, Inc.	4,483	236,120
ENERGY - 6.7%
Energy Equipment & Services - 0.3%
Smith International, Inc.	751	50,880
Oil & Gas - 6.4%
Amerada Hess Corp.	1,771	140,547
ChevronTexaco Corp.	659	59,488
Exxon Mobil Corp.	6,397	280,380
Kerr-McGee Corp.	616	38,716
Marathon Oil Corp.	4,174	120,211
Occidental Petroleum Corp.	2,501	72,904
Royal Dutch Petroleum Co.	2,479	134,659
Sunoco, Inc.	3,778	151,158
Valero Energy Corp.	3,061	151,581
1,149,644
FINANCIALS - 17.6%
Banks - 6.4%
Bank of America Corp.	4,179	284,256
Comerica, Inc.	843	52,747
FleetBoston Financial Corp.	2,193	76,755
Golden State Bancorp, Inc.	1,783	52,937
Golden West Financial Corp.	1,093	69,405
Greenpoint Financial Corp.	2,898	126,643
KeyCorp	2,952	78,671
National City Corp.	3,888	119,595
SouthTrust Corp.	3,295	86,988
Sovereign Bancorp, Inc.	4,968	69,800
Washington Mutual, Inc.	4,026	133,381
1,151,178
Diversified Financials - 7.3%
Citigroup, Inc.	9,452	468,063
Countrywide Credit Industries, Inc.	1,801	80,595
Fannie Mae	2,868	229,096
Freddie Mac	1,344	85,169

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	3,603	$128,447
Lehman Brothers Holdings, Inc.	2,475	159,984
Merrill Lynch & Co., Inc.	2,811	155,673
1,307,027
Insurance - 3.9%
AFLAC, Inc.	3,896	114,932
Allstate Corp.	1,843	69,610
American International Group, Inc.	3,527	254,438
Lincoln National Corp.	1,131	57,376
Loew’s Corp.	1,677	98,239
MetLife, Inc.	3,141	98,941
693,536
HEALTH CARE - 15.3%
Biotechnology - 0.4%
Biogen, Inc. *	1,608	78,889
Health Care Equipment & Supplies - 2.1%
Becton Dickinson & Co.	1,473	55,562
C.R. Bard, Inc.	1,617	95,484
Guidant Corp. *	2,736	118,523
Stryker Corp.	1,800	108,594
378,163
Health Care Providers & Services - 1.5%
HealthSouth Corp. *	4,571	65,594
Tenet Healthcare Corp.	2,923	195,899
261,493
Pharmaceuticals - 11.3%
Abbott Laboratories	4,589	241,381
Barr Laboratories, Inc. *	1,624	106,892
Bristol-Myers Squibb Co.	2,772	112,238
Johnson & Johnson Co.	6,899	448,090
Merck & Co., Inc.	4,819	277,478
Mylan Laboratories, Inc.	1,856	54,678
Pfizer, Inc.	11,954	475,052
Pharmacia Corp.	2,811	126,720
Schering-Plough Corp.	2,616	81,881
Wyeth	1,430	93,879
2,018,289
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.2%
Boeing Co.	2,303	111,120
General Dynamics Corp.	925	86,904
Honeywell International, Inc.	1,841	70,455
United Technologies Corp.	1,607	119,239
387,718

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Air Freight & Couriers - 0.2%
FedEx Corp. *	773	$44,911
Airlines - 0.3%
Southwest Airlines Co.	3,137	60,701
Commercial Services & Supplies - 2.8%
Allied Waste Industries, Inc. *	3,002	39,026
Automatic Data Processing, Inc.	1,925	112,170
Cendant Corp. *	2,692	51,686
Deluxe Corp.	2,512	116,205
Equifax, Inc.	2,026	60,578
First Data Corp.	1,408	122,848
502,513
Electrical Equipment - 0.6%
Cooper Industries, Inc.	2,648	111,083
Industrial Conglomerates - 3.6%
General Electric Co.	15,770	590,587
Tyco International, Ltd.	1,707	55,170
645,757
Machinery - 1.1%
ITT Industries, Inc.	2,037	128,412
Timken Co.	2,664	61,512
189,924
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	2,238	67,543
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 1.7%
Cisco Systems, Inc. *	12,116	205,124
Motorola, Inc.	3,437	48,805
PanAmSat Corp. *	2,280	52,098
306,027
Computers & Peripherals - 4.1%
Apple Computer, Inc. *	2,163	51,198
Dell Computer Corp. *	4,371	114,127
EMC Corp. *	1,893	22,565
Hewlett-Packard Co.	3,542	63,543
International Business Machines Corp.	3,884	403,936
Network Appliance, Inc. *	1,689	34,422
NVIDIA Corp. *	1,094	48,530
738,321
Electronic Equipment & Instruments - 0.6%
Diebold, Inc.	1,811	73,780
Sanmina Corp. *	2,306	27,096
100,876
IT Consulting & Services - 0.5%
Electronic Data Systems Corp.	1,481	85,883

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 3.7%
Advanced Micro Devices, Inc. *	2,310	$33,980
Intel Corp.	10,997	334,419
KLA-Tencor Corp. *	2,303	153,149
Micron Technology, Inc. *	1,839	60,503
Texas Instruments, Inc.	2,386	78,977
661,028
Software - 4.7%
Autodesk, Inc.	1,991	92,960
Citrix Systems, Inc. *	2,216	38,293
Microsoft Corp. *	9,162	552,560
Oracle Corp. *	6,773	86,694
Parametric Technology Corp. *	4,362	26,346
Peoplesoft, Inc. *	1,111	40,585
837,438
MATERIALS - 2.9%
Chemicals - 1.3%
Cabot Corp.	1,574	58,002
Eastman Chemical Co.	1,895	92,457
Engelhard Corp.	1,766	54,799
Sherwin-Williams Co.	1,178	33,549
238,807
Construction Materials - 0.2%
Lafarge Corp.	995	43,024
Metals & Mining - 1.1%
Freeport McMoRan Copper & Gold, Inc., Class B * (p)	4,939	87,025
Inco, Ltd. *	2,442	47,790
United States Steel Corp.	3,231	58,643
193,458
Paper & Forest Products - 0.3%
Georgia-Pacific Corp.	1,621	48,549
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.5%
AT&T Corp.	6,399	100,464
BellSouth Corp.	3,159	116,441
Centurytel, Inc.	2,032	69,088
Qwest Communications International, Inc. *	3,462	28,458
SBC Communications, Inc.	5,666	212,135
Sprint Corp.	4,618	70,609
Verizon Communications, Inc.	3,427	156,443
WorldCom, Inc. *	9,212	62,089
815,727
Wireless Telecommunications Services - 0.4%
AT&T Wireless Services, Inc. *	7,233	64,735

EVERGREEN
Tax Strategic Equity Fund
Schedule of Investments (continued)
March 31, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
UTILITIES - 3.0%
Electric Utilities - 2.2%
Cinergy Corp.	3,099	$110,789
Entergy Corp.	3,187	138,348
Reliant Energy, Inc.	3,341	86,164
TXU Corp.	901	49,114
384,415
Gas Utilities - 0.4%
Sempra Energy	2,570	64,635
Multi-Utilities - 0.4%
Williams Companies, Inc.	3,411	80,363
Total Common Stocks		17,821,096
SHORT-TERM INVESTMENTS - 1.1%
MUTUAL FUND SHARES - 1.1%
Evergreen Institutional Money Market Fund (o)	191,383	191,383
Total Investments - (cost $16,728,627) - 100.7%		18,012,479
Other Assets and Liabilities - (0.7%)		(131,583)
Net Assets - 100.0%		$17,880,896

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
March 31, 2002 (Unaudited)

(f)	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts .
*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the Fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
ADR	American Depository Receipt
PIES	Premium Income Exchangeable Securities
REIT	Real Estate Investment Trust

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Assets and Liabilities
March 31, 2002 (Unaudited)

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Growth Fund	Large Company Growth Fund	Masters Fund

Assets
Identified cost of securities	$239,692,613	$707,167,799	$832,580,123	$541,821,965	$564,990,440	$221,475,385
Net unrealized gains or losses on securities	18,090,302	21,379,852	37,643,542	85,968,534	45,505,240	(7,621,096)

Market value of securities	257,782,915	728,547,651	870,223,665	627,790,499	610,495,680	213,854,289
Cash	556	0	158,264	51,389	56,440	0
Receivable for securities sold	3,591,388	83,591,958	15,323,982	6,237,205	16,545,053	249,203
Receivable for Fund shares sold	179,327	2,473,722	436,249	2,883,471	228,259	122,547
Dividends and interest receivable	107,628	462,735	643,947	133,793	294,422	189,943
Prepaid expenses and other assets	47,660	96,634	44,604	39,418	125,840	38,399

Total assets	261,709,474	815,172,700	886,830,711	637,135,775	627,745,694	214,454,381

Liabilities
Payable for securities purchased	4,286,305	74,749,451	8,292,528	2,024,051	6,454,525	1,529,924
Payable for Fund shares redeemed	752,339	1,682,451	1,618,264	742,334	335,417	512,788
Payable for securities on loan	19,638,553	20,261,520	7,768,922	85,052,609	16,244,640	0
Advisory fee payable	13,474	62,701	69,426	41,794	32,032	20,201
Distribution Plan expenses payable	12,127	56,634	33,944	36,988	19,933	14,723
Due to other related parties	2,591	7,838	9,527	5,971	6,615	2,322
Accrued expenses and other liabilities	71,431	111,544	293,938	35,912	179,962	48,212

Total liabilities	24,776,820	96,932,139	18,086,549	87,939,659	23,273,124	2,128,170

Net assets	$236,932,654	$718,240,561	$868,744,162	$549,196,116	$604,472,570	$212,326,211

Net assets represented by
Paid-in capital	$321,133,006	$711,930,742	$908,399,284	$517,035,453	$715,904,302	$271,938,866
Undistributed net investment loss	(1,533,745)	(2,328,713)	(1,143,786)	(3,340,608)	(1,514,765)	(1,367,100)
Accumulated net realized losses on securities and foreign currency related transactions	(100,756,909)	(12,741,320)	(76,154,878)	(50,467,263)	(155,421,807)	(50,624,459)
Net unrealized gains or losses on securities and foreign currency related transactions	18,090,302	21,379,852	37,643,542	85,968,534	45,504,840	(7,621,096)

Total net assets	$236,932,654	$718,240,561	$868,744,162	$549,196,116	$604,472,570	$212,326,211

Net assets consists of
Class A	$142,671,258	$263,954,885	$89,729,608	$77,213,130	$560,498,249	$100,363,774
Class B	66,612,762	200,295,511	281,714,651	11,263,918	34,507,053	99,483,349
Class C	8,819,684	252,862,621	5,526,136	308,758,502	7,607,999	10,063,117
Class I	18,828,950	1,127,544	491,773,767	151,960,566	1,859,269	2,415,971

Total net assets	$236,932,654	$718,240,561	$868,744,162	$549,196,116	$604,472,570	$212,326,211

Shares outstanding
Class A	9,726,627	11,365,588	7,447,841	5,024,289	90,796,127	12,153,732
Class B	4,916,002	8,783,361	24,643,086	790,089	5,832,576	12,363,738
Class C	653,237	11,859,118	484,334	21,693,198	1,284,880	1,252,318
Class I	1,242,915	47,970	39,896,497	9,762,634	304,000	290,222

Net asset value per share
Class A	$14.67	$23.22	$12.05	$15.37	$6.17	$8.26

Class A -- Offering price (based on sales charge of 5.75%)	$15.56	$24.64	$12.79	$16.31	$6.55	$8.76

Class B	$13.55	$22.80	$11.43	$14.26	$5.92	$8.05

Class C	$13.50	$21.32	$11.41	$14.23	$5.92	$8.04

Class I	$15.15	$23.51	$12.33	$15.57	$6.12	$8.32

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Assets and Liabilities (continued)
March 31, 2002 (Unaudited)

	Omega Fund	Premier 20 Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Assets
Identified cost of securities	$1,586,343,289	$101,921,761	$661,334,440	$772,045,658	$16,728,627
Net unrealized losses on securities	89,591,321	7,944,958	91,394,519	91,465,248	1,283,852

Market value of securities	1,675,934,610	109,866,719	752,728,959	863,510,906	18,012,479
Cash	0	0	0	93,186	0
Receivable for securities sold	4,419,335	6,820,071	9,029,093	36,907,552	0
Receivable for Fund shares sold	3,525,390	36,435	546,238	100,952	13,311
Dividends and interest receivable	510,856	22,141	238,299	923,566	20,105
Receivable for daily variation margin on open futures contracts	0	0	0	19,950	0
Receivable from investment advisor	0	14,838	0	18,638	0
Prepaid expenses and other assets	88,647	112,367	121,092	22,683	30,334

Total assets	1,684,478,838	116,872,571	762,663,681	901,597,433	18,076,229

Liabilities
Payable for securities purchased	16,449,642	4,810,541	7,358,696	28,591,742	0
Payable for Fund shares redeemed	3,502,886	773,007	2,190,287	1,355,113	185,549
Payable for securities on loan	92,017,683	4,251,225	70,923,143	24,495,304	0
Advisory fee payable	87,637	0	35,002	0	1,718
Distribution Plan expenses payable	124,673	3,724	21,314	769	1,645
Due to other related parties	17,198	1,180	7,440	9,278	198
Accrued expenses and other liabilities	382,315	34,690	243,123	155,003	6,223

Total liabilities	112,582,034	9,874,367	80,779,005	54,607,209	195,333

Net assets	$1,571,896,804	$106,998,204	$681,884,676	$846,990,224	$17,880,896

Net assets represented by
Paid-in capital	$2,174,485,818	$159,088,327	$864,983,473	$872,493,823	$20,603,275
Undistributed (overdistributed) net investment income (loss)	(11,872,277)	(628,193)	(2,530,353)	(24,376)	(86,419)
Accumulated net realized losses on securities and futures transactions	(680,308,058)	(59,406,888)	(271,962,963)	(116,857,725)	(3,919,812)
Net unrealized gains or losses on securities and futures transactions	89,591,321	7,944,958	91,394,519	91,378,502	1,283,852

Total net assets	$1,571,896,804	$106,998,204	$681,884,676	$846,990,224	$17,880,896

Net assets consists of
Class A	$556,952,400	$97,538,334	$639,482,428	$16,326,193	$3,882,584
Class B	803,963,101	6,857,541	30,187,788	2,401,823	9,297,917
Class C	196,295,405	2,554,729	5,422,169	298,519	4,646,305
Class I	14,685,898	47,600	6,792,291	826,900,091	54,090
Class IS	0	0	0	1,063,598	0

Total net assets	$1,571,896,804	$106,998,204	$681,884,676	$846,990,224	$17,880,896

Shares outstanding
Class A	24,974,356	17,346,284	155,481,619	1,216,068	326,978
Class B	39,703,556	1,234,791	7,670,683	185,293	802,555
Class C	9,669,498	458,721	1,378,894	22,630	400,415
Class I	650,660	8,447	1,624,778	61,329,133	4,505
Class IS	0	0	0	79,255	0

Net asset value per share
Class A	$22.30	$5.62	$4.11	$13.43	$11.87

Class A -- Offering price (based on sales charge of 5.75%)	$23.66	$5.96	$4.36	$14.25	$12.59

Class B	$20.25	$5.55	$3.94	$12.96	$11.59

Class C	$20.30	$5.57	$3.93	$13.19	$11.60

Class I	$22.57	$5.64	$4.18	$13.48	$12.01

Class IS	$--	$--	$--	$13.42	$--

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Operations
Six Months Ended March 31, 2002 (Unaudited)

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Growth Fund	Large Company Growth Fund	Masters Fund

Investment income
Dividends (net of foreign withholding taxes of $0, $0, $7,007, $2,923, $3,352 and $687, respectively)	$247,388	$4,274,014	$5,920,909	$434,914	$1,774,927	$943,056
Securities lending income	70,561	26,290	57,523	218,268	82,533	0
Interest	98,508	358,667	366,079	344,153	278,407	56,942

Total investment income	416,457	4,658,971	6,344,511	997,335	2,135,867	999,998

Expenses
Advisory fee	629,063	2,791,296	3,406,087	1,847,323	1,495,445	944,777
Distribution Plan expenses	577,128	2,478,930	1,626,524	1,645,790	975,448	682,055
Administrative services fees	120,974	436,664	451,868	330,020	311,520	108,595
Transfer agent fee	501,364	1,243,703	1,576,931	332,606	516,775	535,991
Trustees’ fees and expenses	2,447	8,091	13,561	6,789	8,397	2,183
Printing and postage expenses	21,961	53,599	145,322	47,693	100,100	23,265
Custodian fee	29,945	4,000	112,808	74,378	91,571	38,579
Registration and filing fees	41,480	30,788	15,683	39,294	15,930	11,937
Professional fees	9,436	9,816	12,182	10,902	8,815	6,979
Other	1,715	19,449	2,569	5,728	684	7,718

Total expenses	1,935,513	7,076,336	7,363,535	4,340,523	3,524,685	2,362,079
Less: Expense reductions	(2,476)	(89,201)	(7,735)	(3,678)	(4,755)	(1,649)

Net expenses	1,933,037	6,987,135	7,355,800	4,336,845	3,519,930	2,360,430

Net investment loss	(1,516,580)	(2,328,164)	(1,011,289)	(3,339,510)	(1,384,063)	(1,360,432)

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	4,169,667	2,670,643	5,427,440	(2,193,759)	(3,406,268)	(26,285,537)
Foreign currency related transactions	0	0	0	0	6,478	(2,264)

Net realized gains or losses on securities and foreign currency related transactions	4,169,667	2,670,643	5,427,440	(2,193,759)	(3,399,790)	(26,287,801)

Net change in unrealized gains or losses on securities and foreign currency related transactions	22,202,035	33,981,148	61,076,977	113,974,473	64,873,124	55,570,984

Net realized and unrealized gains on securities and foreign currency related transactions	26,371,702	36,651,791	66,504,417	111,780,714	61,473,334	29,283,183

Net increase in net assets resulting from operations	$24,855,122	$34,323,627	$65,493,128	$108,441,204	$60,089,271	$27,922,751

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Operations (continued)
Six Months Ended March 31, 2002 (Unaudited)

	Omega Fund	Premier 20 Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Investment income
Dividends (net of foreign withholding taxes of $0, $250, $2,268, $3,534 and $0, respectively)	$2,701,573	$210,612	$1,134,861	$6,354,393	$124,591
Securities lending income	307,390	21,885	322,674	63,035	0
Interest	552,409	32,817	200,496	102,946	2,561

Total investment income	3,561,372	265,314	1,658,031	6,520,374	127,152

Expenses
Advisory fee	4,045,655	413,011	1,619,767	2,890,506	80,447
Distribution Plan expenses	5,845,117	172,258	1,028,980	33,648	76,689
Administrative services fees	796,718	55,068	346,054	437,955	9,247
Transfer agent fee	4,252,040	338,606	851,520	73,835	18,811
Trustees’ fees and expenses	21,266	1,529	7,225	8,019	258
Printing and postage expenses	175,504	14,678	114,570	85,890	3,900
Custodian fee	239,016	15,963	116,514	103,829	2,931
Registration and filing fees	33,684	7,737	19,703	24,874	10,254
Professional fees	12,174	6,733	13,615	12,900	7,865
Interest expense	0	0	0	4,947	223
Other	20,855	5,212	28,818	6,023	3,103

Total expenses	15,442,029	1,030,795	4,146,766	3,682,426	213,728
Less: Expense reductions	(20,071)	(2,746)	(7,900)	(6,316)	(157)
Fee waivers	0	(134,542)	0	(453,324)	0

Net expenses	15,421,958	893,507	4,138,866	3,222,786	213,571

Net investment income (loss)	(11,860,586)	(628,193)	(2,480,835)	3,297,588	(86,419)

Net realized and unrealized gains or losses on securities and futures transactions
Net realized gains or losses on:
Securities	(3,055,363)	(2,546,405)	1,892,309	(38,577,108)	(545,886)
Futures transactions	0	0	0	528,796	0

Net realized gains or losses on securities and futures transactions	(3,055,363)	(2,546,405)	1,892,309	(38,048,312)	(545,886)

Net change in unrealized gains or losses on securities and futures transactions	147,055,418	17,109,507	110,808,859	120,318,317	2,167,350

Net realized and unrealized gains on securities and futures transactions	144,000,055	14,563,102	112,701,168	82,270,005	1,621,464

Net increase in net assets resulting from operations	$132,139,469	$13,934,909	$110,220,333	$85,567,593	$1,535,045

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Changes in Net Assets
Six Months Ended March 31, 2002 (Unaudited)

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Growth Fund	Large Company Growth Fund	Masters Fund

Operations
Net investment loss	$(1,516,580)	$(2,328,164)	$(1,011,289)	$(3,339,510)	$(1,384,063)	$(1,360,432)
Net realized gains or losses on securities and foreign currency related transactions	4,169,667	2,670,643	5,427,440	(2,193,759)	(3,399,790)	(26,287,801)
Net change in unrealized gains or losses on securities and foreign currency related transactions	22,202,035	33,981,148	61,076,977	113,974,473	64,873,124	55,570,984

Net increase in net assets resulting from operations	24,855,122	34,323,627	65,493,128	108,441,204	60,089,271	27,922,751

Capital share transactions
Proceeds from shares sold	13,432,639	117,192,467	36,112,127	89,738,685	11,373,611	6,663,911
Payment for shares redeemed	(28,666,887)	(68,971,276)	(126,641,001)	(99,629,853)	(51,909,482)	(27,579,675)

Net increase (decrease) in net assets resulting from capital share transactions	(15,234,248)	48,221,191	(90,528,874)	(9,891,168)	(40,535,871)	(20,915,764)

Total increase (decrease) in net assets	9,620,874	82,544,818	(25,035,746)	98,550,036	19,553,400	7,006,987
Net assets
Beginning of period	227,311,780	635,695,743	893,779,908	450,646,080	584,919,170	205,319,224

End of period	$236,932,654	$718,240,561	$868,744,162	$549,196,116	$604,472,570	$212,326,211

Undistributed net investment loss	$(1,533,745)	$(2,328,713)	$(1,143,786)	$(3,340,608)	$(1,514,765)	$(1,367,100)

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Changes in Net Assets (continued)
Six Months Ended March 31, 2002 (Unaudited)

	Omega Fund	Premier 20 Fund	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Operations
Net investment income (loss)	$(11,860,586)	$(628,193)	$(2,480,835)	$3,297,588	$(86,419)
Net realized gains or losses on securities and futures transactions	(3,055,363)	(2,546,405)	1,892,309	(38,048,312)	(545,886)
Net change in unrealized gains or losses on securities and futures transactions	147,055,418	17,109,507	110,808,859	120,318,317	2,167,350

Net increase in net assets resulting from operations	132,139,469	13,934,909	110,220,333	85,567,593	1,535,045

Distributions to shareholders from
Net investment income
Class A	0	0	0	(42,576)	0
Class I	0	0	0	(3,271,264)	0
Class IS	0	0	0	(2,713)	0

Total distributions to shareholders	0	0	0	(3,316,553)	0

Capital share transactions
Proceeds from shares sold	113,400,413	4,562,542	77,864,105	35,822,865	1,648,321
Net asset value of shares issued in reinvestment of distributions	0	0	0	1,649,428	0
Payment for shares redeemed	(160,379,665)	(16,883,614)	(121,877,855)	(135,143,875)	(3,740,318)

Net decrease in net assets resulting from capital share transactions	(46,979,252)	(12,321,072)	(44,013,750)	(97,671,582)	(2,091,997)

Total increase (decrease) in net assets	85,160,217	1,613,837	66,206,583	(15,420,542)	(556,952)
Net assets
Beginning of period	1,486,736,587	105,384,367	615,678,093	862,410,766	18,437,848

End of period	$1,571,896,804	$106,998,204	$681,884,676	$846,990,224	$17,880,896

Undistributed (overdistributed) net investment income (loss)	$(11,872,277)	$(628,193)	$(2,530,353)	$(24,376)	$(86,419)

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Changes in Net Assets (continued)
Year Ended September 30, 2001

	Aggressive Growth Fund	Capital Growth Fund	Evergreen Fund	Growth Fund	Large Company Growth Fund	Masters Fund

Operations
Net investment loss	$(2,587,388)	$(2,123,616)	$(3,907,626)	$(6,957,771)	$(1,739,454)	$(3,235,012)
Net realized losses on securities and foreign currency related transactions	(105,537,253)	(14,542,905)	(76,910,076)	(28,994,514)	(122,216,369)	(18,766,199)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(117,271,981)	(88,926,498)	(403,479,986)	(202,791,008)	(336,074,251)	(100,286,583)

Net decrease in net assets resulting from operations	(225,396,622)	(105,593,019)	(484,297,688)	(238,743,293)	(460,030,074)	(122,287,794)

Distributions to shareholders from
Net realized gains
Class A	(77,377,506)	(18,009,872)	(1,944,972)	(25,666,355)	(218,306,158)	(25,376,371)
Class B	(39,311,593)	(2,061,088)	(6,964,214)	(1,826,364)	(17,952,726)	(18,888,732)
Class C	(4,849,662)	(19,344,932)	(137,406)	(103,349,540)	(1,747,989)	(1,625,638)
Class I*	(11,963,984)	(4,238)	(10,469,541)	(33,103,409)	(525,166)	(591,913)

Total distributions to shareholders	(133,502,745)	(39,420,130)	(19,516,133)	(163,945,668)	(238,532,039)	(46,482,654)

Capital share transactions
Proceeds from shares sold	81,285,058	417,000,661	89,514,761	146,984,427	52,930,785	56,309,895
Net asset value of shares issued in reinvestment of distributions	118,445,930	38,241,306	18,641,519	158,937,200	209,126,113	43,801,490
Payment for shares redeemed	(97,014,529)	(138,850,114)	(323,156,461)	(149,573,201)	(164,397,848)	(67,996,500)

Net increase (decrease) in net assets resulting from capital share transactions	102,716,459	316,391,853	(215,000,181)	156,348,426	97,659,050	32,114,885

Total increase (decrease) in net assets	(256,182,908)	171,378,704	(718,814,002)	(246,340,535)	(600,903,063)	(136,655,563)
Net assets
Beginning of period	483,494,688	464,317,039	1,612,593,910	696,986,615	1,185,822,233	341,974,787

End of period	$227,311,780	$635,695,743	893,779,908	$450,646,080	$584,919,170	205,319,224

Undistributed net investment loss	$(17,165)	$(549)	(132,497)	$(1,098)	$(130,702)	$(6,668)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

EVERGREEN
Domestic Growth Funds I
Statements of Changes in Net Assets (continued)
Year Ended September 30, 2001

	Omega Fund	Premier 20 Fund (a)	Small Company Growth Fund	Stock Selector Fund	Tax Strategic Equity Fund

Operations
Net investment income (loss)	$(23,808,508)	$(624,644)	$(3,971,360)	$5,610,029	$(217,384)
Net realized losses on securities, futures contracts and foreign currency related transactions	(673,980,920)	(56,860,483)	(270,224,682)	(58,599,771)	(2,237,660)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(516,886,714)	(9,164,549)	(277,570,398)	(286,289,208)	(6,403,669)

Net decrease in net assets resulting from operations	(1,214,676,142)	(66,649,676)	(551,766,440)	(339,278,950)	(8,858,713)

Distributions to shareholders from
Net investment income
Class A	0	0	0	(52,389)	0
Class I*	0	0	0	(5,542,167)	0
Class IS	0	0	0	(2,801)	0
Net realized gains
Class A	(37,755,845)	0	(339,810,638)	(845,544)	0
Class B	(65,335,493)	0	(25,155,520)	(101,754)	0
Class C	(14,524,424)	0	(2,532,082)	(15,265)	0
Class I*	(1,094,339)	0	(1,891,653)	(38,864,576)	0
Class IS	0	0	0	(52,996)	0

Total distributions to shareholders	(118,710,101)	0	(369,389,893)	(45,477,492)	0

Capital share transactions
Proceeds from shares sold	569,884,496	186,467,478	358,743,367	170,064,439	7,096,891
Net asset value of shares issued in reinvestment
of distributions	114,307,476	0	312,981,758	27,558,804	0
Net asset value of shares issued in acquisition	0	0	0	298,611,902	0
Payment for shares redeemed	(388,215,927)	(14,433,435)	(339,192,353)	(339,131,793)	(7,463,099)

Net increase (decrease) in net assets resulting from capital share transactions	295,976,045	172,034,043	332,532,772	157,103,352	(366,208)

Total increase (decrease) in net assets	(1,037,410,198)	105,384,367	(588,623,561)	(227,653,090)	(9,224,921)
Net assets
Beginning of period	2,524,146,785	0	1,204,301,654	1,090,063,856	27,662,769

End of period	$1,486,736,587	$105,384,367	$615,678,093	$862,410,766	$18,437,848

Undistributed (overdistributed) net investment
income (loss)	$(11,691)	$0	$(49,518)	$(5,411)	$0

(a) For the period from October 31, 2000 (commencement of class operations) to September 30, 2001.

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Domestic Growth Funds I (formerly, Evergreen Domestic Growth Funds) consist of Evergreen Aggressive Growth Fund (“Aggressive Growth Fund”), Evergreen Capital Growth Fund (“Capital Growth Fund”), Evergreen Fund (“Evergreen Fund”), Evergreen Growth Fund (“Growth Fund”), Evergreen Large Company Growth Fund (“Large Company Growth Fund”), Evergreen Masters Fund (“Masters Fund”), Evergreen Omega Fund (“Omega Fund”), Evergreen Premier 20 Fund (“Premier 20 Fund”), Evergreen Small Company Growth Fund (“Small Company Growth Fund”), Evergreen Stock Selector Fund (“Stock Selector Fund”) and Evergreen Tax Strategic Equity Fund (“Tax Strategic Equity Fund”), (collectively, the “Funds”). Each Fund is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Class A, Class B, Class C and Institutional (“Class I”) classes of shares. Stock Selector Fund also offers Institutional Service shares (“Class IS”). Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and IS shares are sold without a front-end sales charge or a contingent deferred sales charge; however Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

Combined Notes to Financial Statements (Unaudited) (continued)

C. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Securities Lending

The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Funds. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

H. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly, First Union Corporation), is the investment advisor for each Fund. EIMC is paid a management fee that is calculated and paid daily.

Combined Notes to Financial Statements (Unaudited) (continued)

EIMC receives a management fee that is calculated at an annual rate of each Fund’s average daily net assets as identified for the following Funds:

Management Fee Rate:
Aggressive Growth Fund	0.52%
Capital Growth Fund	0.80%
Growth Fund	0.70%
Masters Fund	0.87%
Premier 20 Fund	0.75%
Stock Selector	0.66%
Tax Strategic Equity Fund	0.87%

EIMC receives a management fee that is calculated by applying percentage rates, that decline as net assets increase, to each Fund’s average daily net assets as identified for the following Funds:

	Management Fee Rate Starts at:	and Declines as Net Assets Increase to:
Evergreen Fund *	0.75%	0.625%
Large Company Growth Fund	0.61%	0.26%
Omega Fund	0.66%	0.41%
Small Company Growth Fund	0.61%	0.26%
* Prior to January 1, 2002, the management fee for Evergreen Fund was calculated by applying percentage rates which started at 0.80% and declined to 0.675% per annum as net assets increased, to the average daily net assets of the Fund.

Pilgrim Baxter Value Investors, Inc. (“Pilgrim Baxter”) serves as sub-advisor to Capital Growth Fund and is paid for its services by EIMC.

During the six months ended March 31, 2002, the amount of investment advisory fees waived by the investment advisor, and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets, were as follows:

	Fees Waived	% of Average Daily Net Assets
Premier 20 Fund	$134,542	0.24%
Stock Selector Fund	453,324	0.10%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel and is paid an administrative fee of 0.10% of each Fund’s average daily net assets. Prior to January 1, 2002, Capital Growth Fund and Growth Fund each paid the administrator a fee of 0.15% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Combined Notes to Financial Statements (Unaudited) (continued)

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets
Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended March 31, 2002, amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS

Aggressive Growth Fund	$178,206	$353,304	$45,618	N/A
Capital Growth Fund	334,529	887,617	1,256,784	N/A
Evergreen Fund	108,146	1,489,412	28,966	N/A
Growth Fund	92,352	43,306	1,510,132	N/A
Large Company Growth Fund	710,607	229,768	35,073	N/A
Masters Fund	130,490	500,662	50,903	N/A
Omega Fund	683,380	4,153,276	1,008,461	N/A
Premier 20 Fund	126,002	34,169	12,087	N/A
Small Company Growth Fund	806,115	198,487	24,378	N/A
Stock Selector Fund	20,265	11,223	869	$1,291
Tax Strategic Equity Fund	5,089	48,401	23,199	N/A

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITION

Effective the close of business on October 13, 2000, Stock Selector Fund acquired substantially all of the net assets and assumed certain liabilities of CoreStates Equity Fund, in an exchange for Class I shares of Stock Selector Fund. This acquisition was accomplished by a tax-free exchange for 18,376,459 shares of Stock Selector Fund. The value of acquired net assets were $298,611,902 with unrealized appreciation of $54,681,214. The aggregate net assets of Stock Selector Fund immediately after the acquisition was $1,315,015,011.

Combined Notes to Financial Statements (Unaudited) (continued)

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class I and/or Class IS. Transactions in shares of the Funds were as follows:

Aggressive Growth Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	496,546	$7,241,416	2,301,010	$44,611,535
Automatic conversion of Class B shares to Class A shares	266,764	3,980,446	99,217	1,713,402
Shares issued in reinvestment of distributions	0	0	3,290,009	65,175,086
Shares redeemed	(1,106,886)	(16,171,687)	(3,092,195)	(54,720,957)

Net increase (decrease)	(343,576)	(4,949,825)	2,598,041	56,779,066

Class B
Shares sold	271,254	3,651,178	1,217,073	23,988,041
Automatic conversion of Class B shares to Class A shares	(288,459)	(3,980,446)	(106,527)	(1,713,402)
Shares issued in reinvestment of distributions	0	0	2,004,329	37,039,992
Shares redeemed	(544,913)	(7,341,545)	(1,314,650)	(21,820,640)

Net increase (decrease)	(562,118)	(7,670,813)	1,800,225	37,493,991

Class C
Shares sold	69,783	935,836	272,296	5,432,632
Shares issued in reinvestment of distributions	0	0	246,588	4,542,158
Shares redeemed	(126,040)	(1,714,349)	(241,436)	(3,910,229)

Net increase (decrease)	(56,257)	(778,513)	277,448	6,064,561

Class I
Shares sold	107,119	1,604,209	349,670	7,252,850
Shares issued in reinvestment of distributions	0	0	573,256	11,688,694
Shares redeemed	(227,456)	(3,439,306)	(808,489)	(16,562,703)

Net increase (decrease)	(120,337)	(1,835,097)	114,437	2,378,841

Net increase (decrease)		$(15,234,248)		$102,716,459

Capital Growth Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,034,877	$24,064,679	5,568,388	$143,770,336
Automatic conversion of Class B shares to Class A shares	98,660	2,321,989	11,706	302,820
Shares issued in reinvestment of distributions	0	0	661,749	17,496,661
Shares redeemed	(1,406,943)	(32,614,303)	(2,760,030)	(70,075,128)

Net increase (decrease)	(273,406)	(6,227,635)	3,481,813	91,494,689

Class B
Shares sold	2,721,266	62,342,691	6,594,031	168,275,660
Automatic conversion of Class B shares to Class A shares	(100,413)	(2,321,989)	(11,838)	(302,820)
Shares issued in reinvestment of distributions	0	0	75,007	1,967,426
Shares redeemed	(544,994)	(12,437,923)	(629,174)	(15,217,269)

Net increase	2,075,859	47,582,779	6,028,026	154,722,997

Class C
Shares sold	1,424,318	30,565,610	4,284,347	103,323,333
Shares issued in reinvestment of distributions	0	0	765,564	18,771,624
Shares redeemed	(1,101,905)	(23,550,621)	(2,270,818)	(53,318,519)

Net increase	322,413	7,014,989	2,779,093	68,776,438

Class I
Shares sold	9,218	219,487	61,944	1,631,332
Shares issued in reinvestment of distributions	0	0	210	5,595
Shares redeemed	(15,727)	(368,429)	(9,034)	(239,198)

Net increase (decrease)	(6,509)	(148,942)	53,120	1,397,729

Net increase		$48,221,191		$316,391,853

Combined Notes to Financial Statements (Unaudited) (continued)

Evergreen Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	249,094	$2,988,767	759,800	$10,955,731
Automatic conversion of Class B shares to Class A shares	678,808	8,278,129	111,865	1,493,101
Shares issued in reinvestment of distributions	0	0	124,649	1,907,320
Shares redeemed	(1,034,387)	(12,345,082)	(3,007,546)	(41,945,340)

Net decrease	(106,485)	(1,078,186)	(2,011,232)	(27,589,188)

Class B
Shares sold	301,968	3,431,628	694,023	9,217,054
Automatic conversion of Class B shares to Class A shares	(714,991)	(8,278,129)	(117,071)	(1,493,101)
Shares issued in reinvestment of distributions	0	0	467,513	6,853,536
Shares redeemed	(2,657,107)	(30,060,406)	(7,449,800)	(97,492,959)

Net decrease	(3,070,130)	(34,906,907)	(6,405,335)	(82,915,470)

Class C
Shares sold	32,921	371,222	152,166	2,071,754
Shares issued in reinvestment of distributions	0	0	9,020	132,059
Shares redeemed	(86,548)	(980,530)	(298,028)	(3,985,525)

Net decrease	(53,627)	(609,308)	(136,842)	(1,781,712)

Class I
Shares sold	2,414,146	29,320,510	4,846,531	67,270,222
Shares issued in reinvestment of distributions	0	0	624,905	9,748,604
Shares redeemed	(6,824,650)	(83,254,983)	(12,735,342)	(179,732,637)

Net decrease	(4,410,504)	(53,934,473)	(7,263,906)	(102,713,811)

Net decrease		$(90,528,874)		$(215,000,181)

Growth Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,025,241	$15,108,339	1,470,682	$22,945,209
Automatic conversion of Class B shares to Class A shares	16,560	257,077	2,173	40,882
Shares issued in reinvestment of distributions	0	0	1,538,164	25,102,844
Shares redeemed	(1,270,050)	(18,284,840)	(2,308,008)	(35,880,908)

Net increase (decrease)	(228,249)	(2,919,424)	703,011	12,208,027

Class B
Shares sold	341,331	4,714,179	483,901	7,667,135
Automatic conversion of Class B shares to Class A shares	(17,839)	(257,077)	(2,306)	(40,882)
Shares issued in reinvestment of distributions	0	0	118,568	1,814,091
Shares redeemed	(76,985)	(1,067,441)	(313,388)	(4,731,585)

Net increase	246,507	3,389,661	286,775	4,708,759

Class C
Shares sold	751,906	10,403,109	1,644,852	25,315,245
Shares issued in reinvestment of distributions	0	0	6,478,924	98,933,166
Shares redeemed	(1,983,340)	(26,945,428)	(3,572,131)	(52,482,533)

Net increase (decrease)	(1,231,434)	(16,542,319)	4,551,645	71,765,878

Class I
Shares sold	4,027,823	59,513,058	5,609,691	91,056,838
Shares issued in reinvestment of distributions	0	0	2,007,712	33,087,099
Shares redeemed	(3,564,239)	(53,332,144)	(3,725,440)	(56,478,175)

Net increase	463,584	6,180,914	3,891,963	67,665,762

Net increase (decrease)		$(9,891,168)		$156,348,426

Combined Notes to Financial Statements (Unaudited) (continued)

Large Company Growth Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	723,914	$4,412,885	3,979,160	$31,272,813
Automatic conversion of Class B shares to Class A shares	2,116,319	13,249,241	90,507	700,256
Shares issued in reinvestment of distributions	0	0	22,795,360	190,797,162
Shares redeemed	(7,468,493)	(46,235,174)	(17,676,457)	(139,726,800)

Net increase (decrease)	(4,628,260)	(28,573,048)	9,188,570	83,043,431

Class B
Shares sold	718,947	4,271,170	2,014,366	15,432,743
Automatic conversion of Class B shares to Class A shares	(2,207,885)	(13,249,241)	(93,454)	(700,256)
Shares issued in reinvestment of distributions	0	0	1,996,379	16,190,608
Shares redeemed	(750,974)	(4,440,120)	(2,848,196)	(21,147,089)

Net increase (decrease)	(2,239,912)	(13,418,191)	1,069,095	9,776,006

Class C
Shares sold	370,477	2,208,656	623,962	4,978,932
Shares issued in reinvestment of distributions	0	0	199,263	1,616,024
Shares redeemed	(141,246)	(843,084)	(348,533)	(2,444,883)

Net increase	229,231	1,365,572	474,692	4,150,073

Class I
Shares sold	77,930	480,900	160,132	1,246,297
Shares issued in reinvestment of distributions	0	0	63,158	522,319
Shares redeemed	(63,484)	(391,104)	(141,754)	(1,079,076)

Net increase	14,446	89,796	81,536	689,540

Net increase (decrease)		$(40,535,871)		$97,659,050

Masters Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	206,514	$1,670,048	1,654,008	$16,359,947
Automatic conversion of Class B shares to Class A shares	148,839	1,241,066	62,356	614,394
Shares issued in reinvestment of distributions	0	0	2,228,399	23,219,916
Shares redeemed	(2,111,281)	(17,034,681)	(4,589,256)	(44,080,763)

Net decrease	(1,755,928)	(14,123,567)	(644,493)	(3,886,506)

Class B
Shares sold	492,080	3,866,404	3,268,027	32,700,483
Automatic conversion of Class B shares to Class A shares	(152,551)	(1,241,066)	(63,466)	(614,394)
Shares issued in reinvestment of distributions	0	0	1,804,735	18,516,586
Shares redeemed	(1,098,098)	(8,632,734)	(2,114,569)	(19,211,985)

Net increase (decrease)	(758,569)	(6,007,396)	2,894,727	31,390,690

Class C
Shares sold	124,144	980,580	680,467	6,716,371
Shares issued in reinvestment of distributions	0	0	143,857	1,473,095
Shares redeemed	(208,124)	(1,634,437)	(360,795)	(3,367,046)

Net increase (decrease)	(83,980)	(653,857)	463,529	4,822,420

Class I
Shares sold	18,312	146,879	52,343	533,094
Shares issued in reinvestment of distributions	0	0	56,532	591,893
Shares redeemed	(33,752)	(277,823)	(140,656)	(1,336,706)

Net decrease	(15,440)	(130,944)	(31,781)	(211,719)

Net increase (decrease)		$(20,915,764)		$32,114,885

Combined Notes to Financial Statements (Unaudited) (continued)

Omega Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,683,871	$37,776,612	6,327,200	$175,470,865
Automatic conversion of Class B shares to Class A shares	1,467,082	33,350,769	445,342	11,811,772
Shares issued in reinvestment of distributions	0	0	1,187,946	35,769,037
Shares redeemed	(2,870,117)	(64,178,119)	(5,512,092)	(140,068,741)

Net increase	280,836	6,949,262	2,448,396	82,982,933

Class B
Shares sold	2,787,666	56,698,856	10,307,553	271,234,552
Automatic conversion of Class B shares to Class A shares	(1,613,854)	(33,350,769)	(486,291)	(11,811,772)
Shares issued in reinvestment of distributions	0	0	2,302,597	63,597,707
Shares redeemed	(3,308,641)	(67,146,057)	(7,862,579)	(181,458,230)

Net increase (decrease)	(2,134,829)	(43,797,970)	4,261,280	141,562,257

Class C
Shares sold	817,589	16,739,318	4,300,355	114,676,167
Shares issued in reinvestment of distributions	0	0	501,575	13,888,620
Shares redeemed	(1,283,880)	(26,117,040)	(2,581,874)	(60,532,980)

Net increase (decrease)	(466,291)	(9,377,722)	2,220,056	68,031,807

Class I
Shares sold	96,658	2,185,627	291,148	8,502,912
Shares issued in reinvestment of distributions	0	0	34,643	1,052,112
Shares redeemed	(131,291)	(2,938,449)	(240,002)	(6,155,976)

Net increase (decrease)	(34,633)	(752,822)	85,789	3,399,048

Net increase (decrease)		$(46,979,252)		$295,976,045

Premier 20 Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001(a)
	Shares	Amount	Shares	Amount

Class A
Shares sold	528,157	$2,981,818	22,009,016	$173,971,558
Automatic conversion of Class B shares to Class A shares	6,712	36,867	631	3,997
Shares redeemed	(2,823,961)	(15,540,569)	(2,374,271)	(13,477,211)

Net increase (decrease)	(2,289,092)	(12,521,884)	19,635,376	160,498,344

Class B
Shares sold	185,956	1,008,174	1,347,549	9,013,268
Automatic conversion of Class B shares to Class A shares	(6,780)	(36,867)	(635)	(3,997)
Shares redeemed	(174,771)	(961,970)	(116,528)	(670,928)

Net increase	4,405	9,337	1,230,386	8,338,343

Class C
Shares sold	99,409	546,215	469,088	3,344,535
Shares redeemed	(58,260)	(318,729)	(51,516)	(284,704)

Net increase	41,149	227,486	417,572	3,059,831

Class I
Shares sold	4,701	26,335	14,960	138,117
Shares redeemed	(11,105)	(62,346)	(109)	(592)

Net increase (decrease)	(6,404)	(36,011)	14,851	137,525

Net increase (decrease)		$(12,321,072)		$172,034,043

(a) For the period from October 31, 2000 (commencement of class operations) to September 30, 2001.

Combined Notes to Financial Statements (Unaudited) (continued)

Small Company Growth Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	5,985,360	$24,322,391	53,169,870	$280,758,747
Automatic conversion of Class B shares to Class A shares	2,828,147	11,936,145	53,389	270,345
Shares issued in reinvestment of distributions	0	0	53,830,100	285,299,530
Shares redeemed	(18,170,522)	(73,566,742)	(47,276,383)	(251,212,860)

Net increase (decrease)	(9,357,015)	(37,308,206)	59,776,976	315,115,762

Class B
Shares sold	1,119,763	4,404,031	2,274,041	11,458,231
Automatic conversion of Class B shares to Class A shares	(2,953,924)	(11,936,145)	(53,389)	(270,345)
Shares issued in reinvestment of distributions	0	0	4,565,449	23,375,100
Shares redeemed	(1,099,767)	(4,269,925)	(4,027,759)	(20,201,088)

Net increase (decrease)	(2,933,928)	(11,802,039)	2,758,342	14,361,898

Class C
Shares sold	11,303,444	43,907,420	14,829,972	63,097,485
Shares issued in reinvestment of distributions	0	0	474,650	2,430,208
Shares redeemed	(11,187,711)	(43,479,198)	(14,866,688)	(63,754,058)

Net increase	115,733	428,222	437,934	1,773,635

Class I
Shares sold	1,241,980	5,230,263	519,480	3,428,904
Shares issued in reinvestment of distributions	0	0	349,519	1,876,920
Shares redeemed	(137,887)	(561,990)	(778,025)	(4,024,347)

Net increase	1,104,093	4,668,273	90,974	1,281,477

Net increase (decrease)		$(44,013,750)		$332,532,772

Stock Selector Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	169,204	$2,210,662	399,135	$4,935,987
Automatic conversion of Class B shares to Class A shares	5,887	79,536	124	1,975
Shares issued in reinvestment of distributions	2,973	39,677	55,349	876,120
Shares redeemed	(222,273)	(2,906,211)	(489,225)	(7,205,090)

Net decrease	(44,209)	(576,336)	(34,617)	(1,391,008)

Class B
Shares sold	39,593	505,891	41,312	573,211
Automatic conversion of Class B shares to Class A shares	(6,101)	(79,536)	(128)	(1,975)
Shares issued in reinvestment of distributions	0	0	5,844	91,014
Shares redeemed	(18,817)	(233,977)	(33,556)	(472,824)

Net increase	14,675	192,378	13,472	189,426

Class C
Shares sold	16,834	218,422	1,276	17,629
Shares issued in reinvestment of distributions	0	0	883	13,997
Shares redeemed	(1,497)	(18,901)	(18,219)	(271,088)

Net increase (decrease)	15,337	199,521	(16,060)	(239,462)

Class I
Shares sold	2,501,414	32,887,890	11,138,381	164,537,612
Shares issued in reinvestment of distributions	119,821	1,607,063	1,682,600	26,570,692
Shares issues in acquisition of CoreStates Equity Fund	0	0	18,376,459	298,611,902
Shares redeemed	(9,989,906)	(131,984,786)	(22,276,228)	(331,143,917)

Net increase (decrease)	(7,368,671)	(97,489,833)	8,921,212	158,576,289

Class IS
Shares issued in reinvestment of distributions	202	2,688	440	6,981
Shares redeemed	0	0	(2,520)	(38,874)

Net increase (decrease)	202	2,688	(2,080)	(31,893)

Net increase (decrease)		$(97,671,582)		$157,103,352

Combined Notes to Financial Statements (Unaudited) (continued)

Tax Strategic Equity Fund

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Amount	Shares	Amount

Class A
Shares sold	20,924	$247,816	84,466	$1,114,753
Automatic conversion of Class B shares to Class A shares	5,803	69,546	10,757	147,391
Shares redeemed	(94,581)	(1,097,812)	(217,383)	(2,858,092)

Net decrease	(67,854)	(780,450)	(122,160)	(1,595,948)

Class B
Shares sold	72,295	825,703	241,480	3,258,494
Automatic conversion of Class B shares to Class A shares	(5,944)	(69,546)	(10,757)	(147,391)
Shares redeemed	(164,389)	(1,872,494)	(187,435)	(2,310,404)

Net increase (decrease)	(98,038)	(1,116,337)	43,288	800,699

Class C
Shares sold	50,494	574,497	209,644	2,718,044
Shares redeemed	(62,324)	(709,977)	(122,087)	(1,568,700)

Net increase (decrease)	(11,830)	(135,480)	87,557	1,149,344

Class I
Shares sold	25	305	416	5,600
Shares redeemed	(5,029)	(60,035)	(59,972)	(725,903)

Net decrease	(5,004)	(59,730)	(59,556)	(720,303)

Net decrease		$(2,091,997)		$(366,208)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended March 31, 2002:

	Cost of Purchases	Proceeds from Sales
Aggressive Growth Fund	$ 291,060,033	$ 291,860,466
Capital Growth Fund	1,352,304,011	1,290,312,097
Evergreen Fund	743,482,465	809,643,245
Growth Fund	188,243,602	214,091,636
Large Company Growth Fund	605,949,211	625,879,057
Masters Fund	110,736,142	140,054,609
Omega Fund	1,420,249,407	1,431,293,215
Premier 20 Fund	140,148,786	149,866,572
Small Company Growth Fund	401,651,398	489,366,663
Stock Selector Fund	186,823,918	289,100,063
Tax Strategic Equity Fund	3,576,731	5,170,028

At March 31, 2002, Stock Selector Fund had open futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at March 31, 2002	Unrealized Loss
June 2002	19 S&P 500 Index	$ 5,545,446	$5,458,700	($86,746)

Combined Notes to Financial Statements (Unaudited) (continued)

The following Funds loaned securities during six months ended March 31, 2002 to certain brokers. At March 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) were as follows:

	Value of Securities on Loan	Value of Collateral
Aggressive Growth Fund	$19,389,085	$19,638,553
Capital Growth Fund	19,268,927	20,261,520
Evergreen Fund	7,202,797	7,768,922
Growth Fund	81,778,316	85,052,609
Large Company Growth Fund	15,684,076	16,244,640
Omega Fund	88,108,538	92,017,683
Premier 20 Fund	4,162,080	4,251,225
Small Company Growth Fund	67,939,986	70,923,143
Stock Selector Fund	23,439,937	24,495,304

On March 31, 2002, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Aggressive Growth Fund	$239,692,613	$24,763,367	$(6,673,065)	$18,090,302
Capital Growth Fund	707,167,799	33,511,574	(12,131,722)	21,379,852
Evergreen Fund	832,580,123	66,368,444	(28,724,902)	37,643,542
Growth Fund	541,821,965	115,189,672	(29,221,138)	85,968,534
Large Company Growth Fund	564,990,440	61,035,448	(15,530,208)	45,505,240
Masters Fund	221,475,385	22,381,616	(30,002,712)	(7,621,096)
Omega Fund	1,586,343,289	138,167,771	(48,576,450)	89,591,321
Premier 20 Fund	101,921,761	10,072,321	(2,127,363)	7,944,958
Small Company Growth Fund	661,334,440	129,938,109	(38,543,590)	91,394,519
Stock Selector Fund	772,045,658	172,689,451	(81,224,203)	91,465,248
Tax Strategic Equity Fund	16,728,627	2,925,512	(1,641,660)	1,283,852

As of September 30, 2001, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Total Capital loss Carryover	Expiration
		2008	2009
Aggressive Growth Fund	$3,200,375	$0	$3,200,375
Capital Growth Fund	4,453,811	0	4,453,811
Omega Fund	50,106,078	0	50,106,078
Small Company Growth Fund	34,606,000	0	34,606,000
Tax Strategic Equity Fund	837,331	547,361	289,970

Capital and currency losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. The following Funds incurred and elected to defer post October capital and currency losses as follows:

	Capital Losses	Currency Losses
Aggressive Growth Fund	$100,771,624	$0
Capital Growth Fund	5,724,018	0
Evergreen Fund	81,452,379	0
Growth Fund	36,629,092	0
Large Company Growth Fund	148,583,747	91,265
Masters Fund	21,901,333	0
Omega Fund	620,148,872	0
Premier 20 Fund	55,507,255	0
Small Company Growth Fund	222,577,947	0
Stock Selector Fund	75,651,564	0
Tax Strategic Equity Fund	2,500,589	0

Combined Notes to Financial Statements (Unaudited) (continued)

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian and brokerage/service arrangements with specific brokers, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund, and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets, were as follows:

	Expense Offset Arrangements	Brokerage Transactions	Total Expense Reductions	% of Average Net Assets

Aggressive Growth Fund	$2,476	$0	$2,476	0.00%
Capital Growth Fund	5,181	84,020	89,201	0.02%
Evergreen Fund	7,735	0	7,735	0.00%
Growth Fund	3,678	0	3,678	0.00%
Large Company Growth Fund	4,755	0	4,755	0.00%
Masters Fund	1,649	0	1,649	0.00%
Omega Fund	20,071	0	20,071	0.00%
Premier 20 Fund	2,746	0	2,746	0.01%
Small Company Growth Fund	7,900	0	7,900	0.00%
Stock Selector Fund	6,316	0	6,316	0.00%
Tax Strategic Equity Fund	157	0	157	0.00%

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

The borrowing activity for each Fund that utilized the line of credit during the six months ended March 31, 2002 were as follows:

	Expense Interest	Interest Expense as a % of Average Daily Net Assets	Average Borrowings Outstanding	Interest Rate

Stock Selector Fund	$4,947	0.00%	$395,940	2.49%
Tax Strategic Equity Fund	223	0.00%	10,995	4.02%

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

Combined Notes to Financial Statements (Unaudited) (continued)

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Funds began amortizing premium and accreting discount on all fixed-income securities. Prior to October 1, 2001, the Funds did not hold any fixed-income securities. As a result, adoption of this accounting principle has no impact to the Funds’ financial statements.

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Board of Trustees

Name, Address and Date of Birth	Position with Trust	Begining Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	98	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Mutual funds to meet all your needs We offer a complete family of mutual funds designed to help you meet a wide range of financial goals.

Global & International funds invest in securities of companies around the globe.

Domestic Equity funds invest in securities of companies primarily located in the United States.

Blend Equity funds invest in a blend of equity investment styles.

Balanced funds invest in a mix of stocks and bonds to maximize benefits of asset allocation.

Fixed Income funds invest in securities with the potential to produce regular income.

Tax Advantaged funds invest in securities that produce federally tax-free income.*

Money Market funds invest in short-term money market instruments with a high degree of liquidity.

* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

543695 5/2002

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Evergreen Express Line 800.346.3858
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Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034